united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-08542

The Saratoga Advantage Trust

(Exact name of registrant as specified in charter)

1616 N. Litchfield Rd., Suite 165, Goodyear, AZ 85395

(Address of principal executive offices) (Zip code)

Stuart M Strauss, Esq. Dechert LLP

1095 Avenue of the Americas, New York, NY 10036

(Name and address of agent for service)

Registrant's telephone number, including area code: 623-266-4567

Date of fiscal year end: 11/30

Date of reporting period: 5/31/2020

Item 1. Reports to Stockholders.

Class A, C, I and S Shares

SEMI-ANNUAL REPORT
As Of May 31, 2020

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY TO SHAREHOLDERS AND TO OTHERS WHO HAVE RECEIVED A COPY OF THE PROSPECTUS.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.saratogacap.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

TABLE OF CONTENTS

Chairman’s Letter	Page 1
Investment Review	Page 6
Schedules of Investments	Page 19
Statements of Assets and Liabilities	Page 41
Statements of Operations	Page 42
Statements of Changes in Net Assets	Page 43
Financial Highlights	Page 45
Notes to Financials	Page 57
Supplemental Information	Page 69
Privacy Notice	Page 74

TRUSTEES AND OFFICERS

Bruce E. Ventimiglia	Trustee, Chairman, President & CEO
Patrick H. McCollough	Trustee
Udo W. Koopmann	Trustee
Floyd E. Seal	Trustee
Stephen H. Hamrick	Trustee
Stephen Ventimiglia	Vice President & Secretary
Jonathan W. Ventimiglia	Vice President, Assistant Secretary,
Treasurer & Chief Financial Officer
James S. Vitalie	Vice President
Emile R. Molineaux	Chief Compliance Officer
Timothy Burdick	Assistant Secretary
Aaron J. Smith	Assistant Treasurer

Investment Manager	Distributor
Saratoga Capital Management, LLC	Northern Lights Distributors, LLC
1616 N. Litchfield Rd., Suite 165	4221 N 203rd Street, Suite 100
Goodyear, Arizona 85395	Elkhorn, Nebraska 68022

Transfer & Shareholder Servicing Agent	Custodian
Gemini Fund Services, LLC	BNY Mellon Corp.
4221 N 203rd Street, Suite 100	225 Liberty Street
Elkhorn, Nebraska 68022	New York, New York 10286

Administrator & Fund Accounting Agent	Custody Administrator
Gemini Fund Services, LLC	Gemini Fund Services, LLC
80 Arkay Drive, Suite 110	80 Arkay Drive, Suite 110
Hauppauge, New York 11788	Hauppauge, New York 11788

THE SARATOGA ADVANTAGE TRUST

Semi-Annual Report to Shareholders

July 11, 2020

Dear Shareholder:

We are pleased to provide you with this semi-annual report on the investment strategies and performance of six of the portfolios in the Saratoga Advantage Trust (the “Trust”). This report covers the six months from December 1, 2019 through May 31, 2020.

We believe that successful investing requires discipline and patience. Try to stay focused on your long-term investment goals. Don’t let short-term stock and bond market fluctuations or investment manias change your long-term investment strategy.

ECONOMIC OVERVIEW

These are truly unique times in the investment management business. Like many investors attempting to navigate the first half of 2020, Saratoga has been met with rapid movements in asset prices and historic volatility in fundamental data.

As measured by Real Gross Domestic Product (GDP), the value of the production of goods and services in the United States declined by an annualized growth rate (AGR) of -5.0% during the first quarter of 2020, due in large part to governments shutting down large parts of the economy in response to the pandemic. While GDP did fall by a substantial amount during the first quarter of 2020, there were several sectors that bucked the negative trend which we find compelling to analyze as we attempt to understand how a recovery may take shape. The Non-durable goods sector was up an AGR of 8% during the first quarter of 2020, and the Residential structures sector advanced by 18.2% AGR during Q1 2020. Additionally, Non-residential structures and Intellectual property products were positive for the first quarter of 2020.

The Federal Reserve Board (Fed) has taken aggressive action to combat the negative economic effects of the COVID-19 virus. The Fed now has roughly $7 trillion on its balance sheet, nearly three times where the balance sheet sat in the depths of the Great Financial Crisis recession. A range of broadly diversified assets equaling nearly $3 trillion have been added in the past quarter. Most assets are ready to help the economy; traditional tools such as loans to member banks are abundant, while novel approaches like assets to facilitate the Payroll Protection Program have been added. The Monetary Base (MB) shows evidence of this support, as well. As the economy recovered from the last recession, the MB declined about $1 trillion to $3.2 trillion as of September 2019. In May 2020, the last reading of the MB was at an all-time high of nearly $5.25 trillion, up $2 trillion in only 9 months. At the June 10, 2020 Federal Reserve Open Market Committee (the Committee) meeting, the Committee released the following statement, in part: “…the Committee decided to maintain the target range for the federal funds rate at 0 to 1/4 percent. The Committee expects to maintain this target range until it is confident that the economy has weathered recent events and is on track to achieve its maximum employment and price stability goals.”

Monetary Policy: In the most recent FOMC statement, the Committee continued to state that it will “...monitor the implications of incoming information for the economic outlook, including information related to public health, as well as global developments and muted inflation pressures. To support the flow of credit to households and businesses, over coming months the Federal Reserve will increase its holdings of Treasury securities and agency residential and commercial mortgage-backed securities at least at the current pace to sustain smooth market functioning, thereby fostering effective transmission of monetary policy to broader financial conditions.”

The Fed has loaded it balance sheet in a multifaceted and multidisciplinary manner. From Treasury Securities to the Paycheck Protection program, mortgages, domestic and foreign loans in many classes and more, the Fed’s balance sheet has grown significantly in terms of both size and complexity. The Fed has rapidly increased most measures of the money supply and interest rates under Fed purview have declined to levels on an absolute and relative basis that demonstrate a very accommodative Fed. We believe that the Fed has started a wave of monetary inflation. While this inflationary pressure should not present a near-term danger, the Fed is in a potentially precarious position in the long-term, where they will need to deftly time monetary policy to avoid rapid consumer inflation. The Fed Funds rate is at zero percent to ¼ of a percent, signaling to banks that money is ready and available to loan at, or near, all-time lows.

Interest Rates: As the Fed has lowered the federal funds (FF) rate, short-term rates have declined from recent highs and have stabilized around their near-term lows. Intermediate rates and long-term rates have decreased from recent highs, as well, but not at the same pace as the short-term rate’s decline. Most of the interest rate yield curve has achieved near term lows and started to advance across the spectrum. Both long-term and short-term rates less the FF show a positive yield curve, with long-term rates outpacing short-term interest rates.

Regarding long-term corporate bonds, the quality spread as measured by Baa bonds minus Aaa bonds continues to change rapidly. The quality spread has historically been a good predictor of confidence in the corporate bond market, and helps us establish a baseline expectation for corporate earnings. During the second week of April 2020 the spread hit a cycle high of 1.95 and then declined to 1.2 at the end of June 2020. We remain confident that the drastic move up in April 2020 was a knee jerk reaction to the news of the pandemic, however, the data cannot simply be ignored and spread levels that high could present a troubling trend if they are approached again. We continue to watch this metric closely as we gauge potential uncertainty in corporate earnings, and the general economy.

Equity Valuations: As of June 30, 2020, the S&P 500 index sits at 3,100. Our proprietary valuation work uses both fundamental and technical analysis and provides support for the S&P 500 at roughly 2,915 at the end of June. Though there is significant uncertainty surrounding earnings projections, for the time-being the market is responding well to incoming economic data; historically, this has meant the market is unlikely to break out of its fair value territory. To us, fair value means the stock market should perform within the parameter of its historic mean.

In order to create a range of equity market outcomes, we use a valuation tool which we refer to as our Proper PE Valuation™ tool. Among other things, this analysis provides us with a set of ranges above and below which we consider the S&P 500 overvalued or undervalued, respectively. Our primary valuation algorithm currently sets an appropriate S&P 500 PE around 24, implying an

S&P 500 fair-value range of roughly 2,670 to 3,160. This algorithm is earnings, GDP, and CPI dominant. The current levels and trends for earnings, GDP, and CPI data indicate that we are likely to stay in fair-value range for the near-term, however we are watching corporate earnings growth closely, as that data has the potential to change valuation levels quickly.

Inflation: Inflation, as measured by the consumer price index (CPI), was up only 0.12% y-o-y in May 2020. The CPI, for both its 6-month and 3-month rate of change, has been negative for the past two months. While deflation is damaging for both economies and markets, we aren’t generally concerned with a short-term trend of mild deflation. The CPI-excluding-food-and-energy was up 1.24% in May of 2020. The Fed favors the CPI-excluding-food-and-energy over the headline CPI because it believes that food and energy are very volatile parts of the CPI. The Fed appears to be fighting the negative trend of inflation by increasing money supply to levels seldom seen. We believe inflation should remain muted, keeping it below the Fed’s target rate of 2% over the intermediate term. We find that there are three highly correlative wage growth measures to CPI; while wage growth signals are mixed, certain wage growth indicators are negative enough to suggest muted CPI and a Fed with room to remain accommodative.

Most of the Producer Price complex has started to either stall out or decline from higher levels, and the final demand for finished goods index was -2.16% y-o-y in May 2020. In May 2020, the Final demand for Personal Consumption-less-foods -and-energy index was up 0.94% y-o-y and it is trending with CPI-less-food-and-energy. Most of the PPI spectrum is negative y-o-y and shows little pricing strength. There is a great deal of slack on the cost-side of inflation. We currently see room for the Fed to keep its control group of interest rates bottomed-out, with the demand for goods and the cost of goods looking to be well in balance.

COMPARING THE PORTFOLIOS’ PERFORMANCE TO BENCHMARKS

When reviewing the performance of the portfolios against their benchmarks, it is important to note that the Trust is designed to help investors to implement an asset allocation strategy to meet their individual needs as well as select individual investments within each asset category among the myriad of choices available. Each Saratoga portfolio was formed to represent an asset class, and each portfolio’s institutional money manager was selected based on their ability to manage money within that class.

Therefore, the Saratoga portfolios can help investors to properly implement their asset allocation decisions, and keep their investments within the risk parameters that they establish with their investment consultants. Without the intended asset class consistency of the Saratoga portfolios, even the most carefully crafted allocation strategy could be negated. Furthermore, the benchmarks do not necessarily provide precise standards against which to measure the portfolios, in that the characteristics of the benchmarks can vary widely at different points in time from the Saratoga portfolios (e.g., characteristics such as: average market capitalizations, price-to-earnings and price-to-book ratios, bond quality ratings and maturities, etc.). In addition, the benchmarks can potentially have a survivor bias built into them (i.e., the performance of only funds that are still in existence may remain part of the benchmark’s performance while funds that do not exist anymore may be removed from the benchmark’s performance).

ELECTRONIC DELIVERY AVAILABLE

This report can be delivered to you electronically. Electronic delivery can help simplify your record keeping. With electronic delivery you’ll receive an email with a link to your Saratoga Advantage Trust quarterly statement, daily confirmations and/or semi-annual and annual reports each time one is available. You have the ability to choose which items you want delivered electronically. Choose one item or all items. It’s up to you. Please call our Customer Service Department toll-free at 1-888-672-4839 for instructions on how to establish electronic delivery.

AUTOMATED ACCOUNT UPDATES

I am pleased to inform you that you can get automated updates on your investments in the Saratoga Advantage Trust 24 hours a day, everyday, by calling toll-free 1-888-672-4839. For additional information about the Trust, please call your financial advisor, visit our website at www.saratogacap.com or call 1-800-807-FUND.

Finally, following you will find specific information on the investment strategy and performance of the Trust’s portfolios. Please speak with your financial advisor if you have any questions about your investment in the Saratoga Advantage Trust or your allocation of assets among the Trust’s portfolios.

We remain dedicated to serving your investment needs.
Thank you for investing with us.

Best wishes,

Bruce E. Ventimiglia
Chairman, President and
Chief Executive Officer

Investors should consider the investment objectives, risks, charges and expenses of the Saratoga Funds carefully. This and other information about the Saratoga Funds is contained in your prospectus, which should be read carefully. To obtain an additional copy of the prospectus, please call (800) 807-FUND. Past performance is not indicative of future results. Investments in stocks, bonds and mutual funds are not guaranteed and the principal value and investment return can fluctuate. Consequently, investors may receive back less than invested.

The S&P 500 is an unmanaged, capitalization-weighted index. It is not possible to invest directly in the S&P 500.

The security holdings discussed may not be representative of the Funds’ current or future investments. Portfolio holdings are subject to change and should not be considered to be investment advice. Any statements not of a factual nature constitute opinions which are subject to change without notice. Information contained herein was obtained from recognized statistical services and other sources believed to be reliable and we therefore cannot make any representation as to its completeness or accuracy. The Funds of the Saratoga Advantage Trust are distributed by Northern Lights Distributors, LLC, member FINRA/SIPC. 4837-NLD-8/5/2020

INVESTMENT REVIEW

JAMES ALPHA EHS PORTFOLIO

Advised by: James Alpha Advisors, LLC, New York, New York

Objective: The Portfolio seeks attractive long-term risk-adjusted returns relative to traditional financial market indices.

Total Aggregate Return for the Periods Ended May 31, 2020
	Six Months:	One Year:	Inception:
	11/30/19-5/31/20	5/31/19-5/31/20	8/18/17 – 5/31/20*
Class A
With Sales Charge	(9.39)%	(4.27)%	0.17%
Without Sales Charge	(3.90)%	1.57%	2.32%
Class C
With Sales Charge	(5.22)%	(0.38)%	1.45%
Without Sales Charge	(4.27)%	0.61%	1.45%
Class I	(3.90)%	1.57%	2.33%
Class S	(3.69)%	1.98%	2.47%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated March 30, 2020, is 4.94%, 5.69%, 4.69% and 4.59% for the A, C, I and S Classes, respectively. The Portfolio’s Manager has contractually agreed to waive its fees and/or absorb expenses (excluding certain expenses) of the Portfolio through March 31, 2021, to ensure the total net operating expense ratio does not exceed 1.74%, 2.49%, 1.49% and 1.12% for the A, C, I and S classes, respectively.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Portfolio seeks to achieve its investment objective by attempting to outperform the returns of a variety of hedged equity investment strategies. A hedged equity investment strategy typically involves establishing both long and short positions in equity or equity-linked instruments. The Portfolio expects to gain exposure to asset classes primarily through exchange-traded products such as exchange-traded notes (“ETNs”), exchange-traded funds (“ETFs”) and mutual funds, although the Portfolio may invest directly in currencies, equities and fixed income securities. The Portfolio also expects to invest in derivative instruments to gain exposure to one or more asset classes, individual investments or investment strategies. In constructing the Portfolio’s investments, the Portfolio’s Manager employs proprietary techniques and models to evaluate the drivers of performance of private funds that utilize hedged equity strategies. The Manager then identifies investments that it believes have similar drivers of performance to attempt to produce returns that correlate with, but are not identical to, the returns of the private funds tracked by the Manager. The Manager then determines the appropriate percentage that each particular investment strategy should represent of the entire Portfolio and weights the exposure to that investment strategy accordingly. The private fund returns on which the Manager’s models are based are pulled from various sources and do not represent the returns of the entire private fund universe. The private funds’ returns tracked by the Manager, the factors driving those returns and the percentage weightings assigned by the Manager to each investment strategy are all expected to change over time.

PORTFOLIO ADVISER COMMENTARY

The past six months have been a rollercoaster for many investors. After a continued rally in most asset classes through the first half of Q1 2020, investors were faced with a largely unprecedented period in US financial market history due in large part to a global pandemic. Investor uncertainty over the pandemic’s impact on the global economy was reflected in capital markets. There seemed to be no place for investors to hide, as nearly every asset class saw sharply negative returns. In the US and abroad many equity markets fell into bear markets rapidly and equity volatility spiked. Even fixed income did not provide much safety during the initial sell-off, as investors fled investment grade corporate, high yield corporate and emerging market bonds. One of the few bright spots was the government bond sector, which proved to be a good diversifier over the quarter. Overall, rates plummeted, with the 10-Year US Treasury Yield moving from 1.92% to 0.67%. The real estate sector ended down for the quarter as the impact of countries essentially shutting down their economies weighed on the commercial and retail sectors. The commodity sector ended the quarter sharply lower primarily due to a crash in crude oil prices caused by a standoff between Saudi Arabia and Russia and a pandemic-driven demand shock.

The start of Q2 2020 was a welcome turnaround for many investors. Most asset classes saw a strong rebound as governments provided enormous stimulus and economies began to reopen. As the global economy has started to reopen, economic data has shown signs of a sharp rebound. Nearly every asset class saw positive returns, however, there was a clear bias towards risky asset classes. Global equity markets rebounded in the double digits. The real estate sector also rebounded, albeit less than other risky asset classes. We believe the slow reopening has yet to substantially impact the commercial and retail sectors and that those sectors may take longer to recover. The commodity sector ended the quarter sharply up, primarily due to a rebound in oil prices and the continued rally in gold.

During the period, Equity Hedge managers provided negative performance. Growth styles, such as Healthcare and Technology benefited from pandemic market trends, and these two sub-styles were the top performers for the period. Fundamental Value managers were the main detractor.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
JAMES ALPHA EHS PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
James Alpha Structured Credit Value Portfolio - Class S	24.5%
iShares Micro-Cap ETF	6.3%
Invesco S&P 500 Equal Weight ETF	4.7%
Vanguard Total World Stock ETF	4.2%
iShares Russell Mid-Cap Growth ETF	3.9%
iShares Russell 1000 Growth ETF	3.4%
iShares Russell 2000 Growth ETF	3.0%
iShares MSCI EAFE ETF	3.0%
Vanguard FTSE Emerging Markets ETF	2.7%
SPDR Bloomberg Barclays Convertible Securities ETF	2.5%

*	Based on total net assets as of May 31, 2020.

Excludes short-term investments.

Portfolio Composition*

HFRI Equity Hedge (Total Index): Investment Managers who maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. EH managers would typically maintain at least 50% exposure to, and may in some cases be entirely invested in, equities, both long and short.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

JAMES ALPHA EVENT DRIVEN PORTFOLIO

Advised by: James Alpha Advisors, LLC, New York, New York

Objective: The Portfolio seeks attractive long-term risk-adjusted returns relative to traditional financial market indices.

Total Aggregate Return for the Periods Ended May 31, 2020
	Six Months:	One Year:	Inception:
	11/30/19-5/31/20	5/31/19-5/31/20	8/18/17 – 5/31/20*
Class A
With Sales Charge	(17.35)%	(12.68)%	(3.06)%
Without Sales Charge	(12.28)%	(7.37)%	(0.98)%
Class C
With Sales Charge	(13.07)%	(8.21)%	(0.98)%
Without Sales Charge	(12.28)%	(7.37)%	(0.98)%
Class I	(12.28)%	(7.37)%	(0.98)%
Class S	(12.12)%	(7.05%)	(0.79)%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated March 30, 2020, is 3.88%, 4.63%, 3.63% and 3.64% for the A, C, I and S Classes, respectively. The Portfolio’s Manager has contractually agreed to waive its fees and/or absorb expenses (excluding certain expenses) of the Portfolio through March 31, 2021, to ensure the total net operating expense ratio does not exceed 1.74%, 2.49%, 1.49% and 1.12% for the A, C, I and S classes, respectively.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Portfolio seeks to achieve its investment objective by attempting to outperform the returns of a variety of “event driven” investment strategies. Event driven investment strategies seek to profit from investing in securities of companies on the basis that a specific event or catalyst will affect future pricing. The Portfolio will seek to outperform the returns of event driven investment strategies by investing in a variety of asset classes, including currencies, global equities and global fixed income securities. The Portfolio expects to gain exposure to these asset classes primarily through exchange-traded products such as exchange-traded notes (“ETNs”), exchange-traded funds (“ETFs”) and mutual funds, although the Portfolio may invest directly in currencies, equities and fixed income securities. The Portfolio also expects to invest in derivative instruments to gain exposure to one or more asset classes, individual investments or investment strategies. In constructing the Portfolio’s investments, the Portfolio’s Manager employs proprietary techniques and models to evaluate the drivers of performance of private funds that utilize event driven strategies. The Manager then identifies investments that it believes have similar drivers of performance to attempt to produce returns that correlate with, but are not identical to, the returns of the private funds tracked by the Manager. The Manager then determines the appropriate percentage that each particular investment strategy should represent of the entire Portfolio and weights the exposure to that investment strategy accordingly. The private fund returns on which the Manager’s models are based are pulled from various sources and do not represent the returns of the entire private fund universe. The private funds’ returns tracked by the Manager, the factors driving those returns and the percentage weightings assigned by the Manager to each investment strategy are all expected to change over time. The Portfolio may invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”) to gain exposure to certain commodity-linked investments such as commodity futures, options and swap contracts. The commodity investments will be focused in four sectors of the commodities market: energy, precious metals, industrial metals and agricultural/livestock. The Portfolio may hold investments with commodity exposure outside of the Subsidiary and, therefore it is possible the Portfolio’s exposure to commodities could exceed 25%.

PORTFOLIO ADVISER COMMENTARY

The past six months have been a rollercoaster for many investors. After a continued rally in most asset classes through the first half of Q1 2020, investors were faced with a largely unprecedented period in US financial market history due in large part to a global pandemic. Investor uncertainty over the pandemic’s impact on the global economy was reflected in capital markets. There seemed to be no place for investors to hide, as nearly every asset class saw sharply negative returns. In the US and abroad many equity markets fell into bear markets rapidly and equity volatility spiked. Even fixed income did not provide much safety during the initial sell-off, as investors fled investment grade corporate, high yield corporate and emerging market bonds. One of the few bright spots was the government bond sector, which proved to be a good diversifier over the quarter. Overall, rates plummeted, with the 10-Year US Treasury Yield moving from 1.92% to 0.67%. The real estate sector ended down for the quarter as the impact of countries essentially shutting down their economies weighed on the commercial and retail sectors. The commodity sector ended the quarter sharply lower primarily due to a crash in crude oil prices caused by a standoff between Saudi Arabia and Russia and a pandemic-driven demand shock.

The start of Q2 2020 was a welcome turnaround for many investors. Most asset classes saw a strong rebound as governments provided enormous stimulus and economies began to reopen. As the global economy has started to reopen, economic data has shown signs of a sharp rebound. Nearly every asset class saw positive returns, however, there was a clear bias towards risky asset classes. Global equity markets rebounded in the double digits. The real estate sector also rebounded, albeit less than other risky asset classes. We believe the slow reopening has yet to substantially impact the commercial and retail sectors and that those sectors may take longer to recover. The commodity sector ended the quarter sharply up, primarily due to a rebound in oil prices and the continued rally in gold.

During the period, Event Driven managers provided negative performance. The unexpected closing of large parts of the global economy contributed to significant negative returns in all sub-styles. Credit Arbitrage and Activist sub-styles suffered the most, with double digit losses. Multi-Strategy managers were the best, with only slightly negative performance. Finally, SWAP positions contributed -6.92% to the performance of the portfolio during the semi-annual period ended May 31, 2020.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
JAMES ALPHA EVENT DRIVEN PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Merger Fund - Investor Class	18.8%
Kellner Merger Fund - Institutional Class	15.3%
James Alpha Structured Credit Value Portfolio - Class S	10.1%
High Yield ETF	7.9%
IQ Merger Arbitrage ETF	5.8%
Invesco Global Short Term High Yield Bond ETF	3.3%
SPDR Barclays Euro High Yield Bond UCITS ETF	3.2%
ProShares Merger ETF	2.4%
VanEck Vectors Emerging Markets High Yield Bond ETF	2.0%
Vanguard Total World Stock ETF	1.8%

*	Based on total net assets as of May 31, 2020.

Excludes short-term investments.

Portfolio Composition*

HFRI Event-Driven (Total) Index: Investment Managers who maintain positions in companies currently or prospectively involved in corporate transactions of a wide variety including but not limited to mergers, restructurings, financial distress, tender offers, shareholder buybacks, debt exchanges, security issuance or other capital structure adjustments. Security types can range from most senior in the capital structure to most junior or subordinated, and frequently involve additional derivative securities. Event Driven exposure includes a combination of sensitivities to equity markets, credit markets and idiosyncratic, company specific developments. Investment theses are typically predicated on fundamental characteristics (as opposed to quantitative), with the realization of the thesis predicated on a specific development exogenous to the existing capital structure.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

JAMES ALPHA FAMILY OFFICE PORTFOLIO

Advised by: James Alpha Advisors LLC, New York, New York

Objective: The Portfolio seeks total return through capital appreciation and/or income, consistent with a reasonable level of risk, as determined by James Alpha Advisor, LLC.

Total Aggregate Return for the Periods Ended May 31, 2020
	Six Months:	One Year:	Inception:
	11/30/19-5/31/20	5/31/19-5/31/20	6/30/17 – 5/31/20*
Class A
With Sales Charge	(12.23)%	(4.83)%	(1.00)%
Without Sales Charge	(6.86)%	1.01%	1.03%
Class C
With Sales Charge	(8.22)%	(0.81)%	0.33%
Without Sales Charge	(7.30)%	0.19%	0.33%
Class I	(6.85)%	1.19%	1.26%
Class S	(6.60)%	1.68%	1.70%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated March 30, 2020, is 3.43%, 4.09%, 3.13% and 3.10% for the A, C, I and S Classes, respectively. The Portfolio’s Manager has contractually agreed to waive its fees and/or absorb expenses (excluding certain expenses) of the Portfolio through March 31, 2020, to ensure the total net operating expense ratio does not exceed 1.74%, 2.49%, 1.49% and 1.12% for the A, C, I and S classes, respectively.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

Under normal market conditions, the Portfolio employs a multi-asset, multi-strategy investment program that seeks to replicate the asset allocation programs of successful family offices. In constructing the investment program, the Manager utilizes asset allocation data of multiple family offices to construct a diversified portfolio across a broad range of assets classes and investment strategies. The asset classes in which the Portfolio may invest can include U.S. and non-U.S. common stocks, U.S. and non-U.S. corporate, government and agency bonds and other debt instruments, real estate and real estate - related assets, such as mortgage-backed securities, asset-backed securities, currencies and commodities (e.g., metals, agricultural, energy, livestock and “soft” commodities such as coffee and sugar). The weighting of each asset class will change over time and new asset classes may be introduced from time to time. The Portfolio may also invest in instruments that provide exposure to hedge fund strategies, such as low-volatility, directional and fund of funds strategies, and in instruments that provide exposure to private equity strategies, such as mezzanine debt and leveraged buyout strategies. The Portfolio expects to achieve exposure to the above-mentioned asset classes primarily through exchange-traded funds (ETFs), mutual funds and closed-end funds (together, underlying funds) but has the ability to gain exposure through direct investment in stocks and bonds, unit investment trusts (UITs), private funds and other pooled investment vehicles, and through derivative instruments. In constructing the Portfolio, the Manager utilizes a three-step process that includes: 1) analyzing the asset allocation data of multiple family offices to produce a target asset allocation weighting, 2) identifying investments or investment vehicles that provide exposure to the desired asset classes, and 3) making tactical adjustments to the target asset allocation weightings to take advantage of current market conditions. Asset allocation weightings will be reassessed quarterly but tactical adjustments may be made more frequently than quarterly. The Portfolio may invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”) to gain exposure to certain commodity-linked investments such as ETNs, CLNs and commodity futures and swaps. The Portfolio may hold investments with commodity exposure outside of the Subsidiary and, therefore it is possible the Portfolio’s exposure to commodities could exceed 25%, although the Manager does not currently anticipate that such exposure would exceed 25% of the Portfolio’s total assets.

PORTFOLIO ADVISER COMMENTARY

The past six months have been a rollercoaster for many investors. After a continued rally in most asset classes through the first half of Q1 2020, investors were faced with a largely unprecedented period in US financial market history due in large part to a global pandemic. Investor uncertainty over the pandemic’s impact on the global economy was reflected in capital markets. There seemed to be no place for investors to hide, as nearly every asset class saw sharply negative returns. In the US and abroad many equity markets fell into bear markets rapidly and equity volatility spiked. Even fixed income did not provide much safety during the initial sell-off, as investors fled investment grade corporate, high yield corporate and emerging market bonds. One of the few bright spots was the government bond sector, which proved to be a good diversifier over the quarter. Overall, rates plummeted, with the 10-Year US Treasury Yield moving from 1.92% to 0.67%. The real estate sector ended down for the quarter as the impact of countries essentially shutting down their economies weighed on the commercial and retail sectors. The commodity sector ended the quarter sharply lower primarily due to a crash in crude oil prices caused by a standoff between Saudi Arabia and Russia and a pandemic-driven demand shock.

The start of Q2 2020 was a welcome turnaround for many investors. Most asset classes saw a strong rebound as governments provided enormous stimulus and economies began to reopen. As the global economy has started to reopen, economic data has shown signs of a sharp rebound. Nearly every asset class saw positive returns, however, there was a clear bias towards risky asset classes. Global equity markets rebounded in the double digits. The real estate sector also rebounded, albeit less than other risky asset classes. We believe the slow reopening has yet to substantially impact the commercial and retail sectors and that those sectors may take longer to recover. The commodity sector ended the quarter sharply up, primarily due to a rebound in oil prices and the continued rally in gold.

At the end of the period, the underlying family offices sector allocated 51% to Public Equity out of which 13% was International and 4% Emerging Market. Most of the sectors Fixed Income allocation was in the US, at 17%. The remaining significant allocations were to Private Equity, Hedge Funds, and Real Estate, along with around 5% in Cash & Equivalents.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
JAMES ALPHA FAMILY OFFICE PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of Total
Company	Investments
iShares Edge MSCI USA Quality Factor ETF	8.7%
PIMCO Active Bond Exchange-Traded Fund	8.4%
iShares Edge MSCI Min Vol Global ETF	8.2%
Invesco S&P 500 Equal Weight ETF	7.9%
Leland Thomson Reuters Private Equity Index Fund - Class I	6.0%
Vanguard Total Bond Market ETF	5.5%
Invesco Global Listed Private Equity ETF	5.3%
iShares Edge MSCI Min Vol Emerging Markets ETF	3.9%
First Trust Dow Jones Select Microcap Index Fund	3.8%
Invesco FTSE RAFI US 1000 ETF	3.8%

*	Based on total net assets as of May 31, 2020.

Excludes short-term investments.

Portfolio Composition*

The Dow Jones Moderate Portfolio Index is a member of the Relative Risk Index Series and designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent an investor’s desired risk profile. The Dow Jones Moderate Portfolio Index risk level is set to 60% of the Dow Jones Global Stock CMAC Index’s downside risk (past 36 months).

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

JAMES ALPHA RELATIVE VALUE PORTFOLIO

Advised by: James Alpha Advisors, LLC, New York, New York

Objective: The Portfolio seeks attractive long-term risk-adjusted returns relative to traditional financial market indices.

Total Aggregate Return for the Periods Ended May 31, 2020
	Six Months:	One Year:	Inception:
	11/30/19-5/31/20	5/31/19-5/31/20	8/18/17 – 5/31/20*
Class A
With Sales Charge	(11.55)%	(8.73)%	(0.83)%
Without Sales Charge	(6.16)%	(3.15)%	1.30%
Class C
With Sales Charge	(7.00)%	(2.63)%	1.82%
Without Sales Charge	(6.16)%	(1.77)%	1.82%
Class I	(6.16)%	(1.77)%	1.82%
Class S	(6.03)%	(1.46)%	2.03%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated March 30, 2020, is 3.85%, 4.60%, 3.60% and 3.60% for the A, C, I and S Classes, respectively. The Portfolio’s Manager has contractually agreed to waive its fees and/or absorb expenses (excluding certain expenses) of the Portfolio through March 31, 2021, to ensure the total net operating expense ratio does not exceed 1.74%, 2.49%, 1.49% and 1.12% for the A, C, I and S classes, respectively.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Portfolio seeks to achieve its investment objective by attempting to outperform the returns of a variety of “relative value” investment strategies. Relative value investment strategies seek to identify and capitalize on valuation discrepancies between related financial instruments rather than on the direction of the general market. The Portfolio expects to gain exposure to asset classes primarily through exchange-traded products such as exchange-traded notes (“ETNs”), exchange-traded funds (“ETFs”) and mutual funds, although the Portfolio may invest directly in currencies, equities and fixed income securities. The Portfolio also expects to invest in derivative instruments to gain exposure to one or more asset classes, individual investments or investment strategies. In constructing the Portfolio’s investments, the Portfolio’s Manager employs proprietary techniques and models to evaluate the drivers of performance of private funds that utilize relative value investment strategies. The Manager then identifies investments that it believes have similar drivers of performance to attempt to produce returns that correlate with, but are not identical to, the returns of the private funds tracked by the Manager. The Manager then determines the appropriate percentage that each particular investment strategy should represent of the entire Portfolio and weights the exposure to that investment strategy accordingly. The private fund returns on which the Manager’s models are based are pulled from various sources and do not represent the returns of the entire private fund universe. The private funds’ returns tracked by the Manager, the factors driving those returns and the percentage weightings assigned by the Manager to each investment strategy are all expected to change over time. The Portfolio may invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”) to gain exposure to certain commodity-linked investments such as commodity futures, options and swap contracts. The commodity investments will be focused in four sectors of the commodities market: energy, precious metals, industrial metals and agricultural/livestock. The Portfolio may hold investments with commodity exposure outside of the Subsidiary and, therefore it is possible the Portfolio’s exposure to commodities could exceed 25%.

PORTFOLIO ADVISER COMMENTARY

The past six months have been a rollercoaster for many investors. After a continued rally in most asset classes through the first half of Q1 2020, investors were faced with a largely unprecedented period in US financial market history due in large part to a global pandemic. Investor uncertainty over the pandemic’s impact on the global economy was reflected in capital markets. There seemed to be no place for investors to hide, as nearly every asset class saw sharply negative returns. In the US and abroad many equity markets fell into bear markets rapidly and equity volatility spiked. Even fixed income did not provide much safety during the initial sell-off, as investors fled investment grade corporate, high yield corporate and emerging market bonds. One of the few bright spots was the government bond sector, which proved to be a good diversifier over the quarter. Overall, rates plummeted, with the 10-Year US Treasury Yield moving from 1.92% to 0.67%. The real estate sector ended down for the quarter as the impact of countries essentially shutting down their economies weighed on the commercial and retail sectors. The commodity sector ended the quarter sharply lower primarily due to a crash in crude oil prices caused by a standoff between Saudi Arabia and Russia and a pandemic-driven demand shock.

The start of Q2 2020 was a welcome turnaround for many investors. Most asset classes saw a strong rebound as governments provided enormous stimulus and economies began to reopen. As the global economy has started to reopen, economic data has shown signs of a sharp rebound. Nearly every asset class saw positive returns, however, there was a clear bias towards risky asset classes. Global equity markets rebounded in the double digits. The real estate sector also rebounded, albeit less than other risky asset classes. We believe the slow reopening has yet to substantially impact the commercial and retail sectors and that those sectors may take longer to recover. The commodity sector ended the quarter sharply up, primarily due to a rebound in oil prices and the continued rally in gold.

During the period, Relative Value managers provided negative performance. The unexpected closing of large swaths of the economy because of Covid-19 pandemic contributed to negative returns in all sub-styles. Multi-Strategy managers and Convertible Arbitrage managers performed the best on a relative basis. The Yield Alternatives fixed income style performed the worst, largely because of the period’s energy selloff. Finally, SWAP positions contributed -3.24% to the performance of the portfolio during the semi-annual period ended May 31, 2020.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
JAMES ALPHA RELATIVE VALUE PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
James Alpha Structured Credit Value Portfolio -Class S	48.5%
SPDR Bloomberg Barclays Convertible Securities ETF ETF	4.8%
Kellner Merger Fund - Institutional Class	3.9%
Invesco S&P 500 BuyWrite ETF	3.3%
Highland/iBoxx Senior Loan ETF	2.6%
VanEck Vectors Emerging Markets High Yield Bond ETF	2.5%
SPDR Doubleline Total Return Tactical ETF	2.2%
iShares National Muni Bond ETF	2.1%
Invesco Senior Loan ETF	2.1%
VanEck Vectors Fallen Angel High Yield Bond ETF	2.0%

*	Based on total net assets as of May 31, 2020.

Excludes short-term investments.

Portfolio Composition*

HFRI Relative Value (Total) Index: Investment Managers who maintain positions in which the investment thesis is predicated on realization of a valuation discrepancy in the relationship between multiple securities. Managers employ a variety of fundamental and quantitative techniques to establish investment theses, and security types range broadly across equity, fixed income, derivative or other security types. Fixed income strategies are typically quantitatively driven to measure the existing relationship between instruments and, in some cases, identify attractive positions in which the risk adjusted spread between these instruments represents an attractive opportunity for the investment manager. RV position may be involved in corporate transactions also, but as opposed to ED exposures, the investment thesis is predicated on realization of a pricing discrepancy between related securities, as opposed to the outcome of the corporate transaction.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

JAMES ALPHA TOTAL HEDGE PORTFOLIO

Advised by: James Alpha Advisors, LLC, New York, New York

Objective: The Portfolio seeks attractive long-term risk-adjusted returns relative to traditional financial market indices.

Total Aggregate Return for the Periods Ended May 31, 2020
	Six Months:	One Year:	Inception:
	11/30/19-5/31/20	5/31/19-5/31/20	6/30/17 – 5/31/20*
Class A
With Sales Charge	(10.13)%	(5.89)%	(0.95)%
Without Sales Charge	(4.63)%	(0.14)%	1.08%
Class C
With Sales Charge	(5.89)%	(1.92)%	0.39%
Without Sales Charge	(4.97)%	(0.96)%	0.39%
Class I	(4.47)%	0.11%	1.36%
Class S	(4.36)%	0.41%	1.50%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated March 30, 2020, is 3.45%, 4.21%, 3.21% and 3.21% for the A, C, I and S Classes, respectively, and May 30, 2020 Supplement is 3.21% for class S. The Portfolio’s Manager has contractually agreed to waive its fees and/or absorb expenses (excluding certain expenses) of the Portfolio through March 31, 2021, to ensure the total net operating expense ratio does not exceed 1.74%, 2.49%, 1.49% and 1.12% for the A, C, I and S classes, respectively.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Portfolio seeks to achieve its investment objective by attempting to outperform the returns of a variety of investment strategies offered by private funds. The private fund investment strategies the returns of which the Portfolio will seek to outperform include “hedged equity,” “event driven,” “macro,” and “relative value” strategies. A hedged equity investment strategy typically involves establishing both long and short positions in equity or equity-linked instruments. Event driven investment strategies seek to profit from investing in securities of companies on the basis that a specific event or catalyst will affect future pricing. Macro based strategies aim to exploit macro-economic imbalances across the globe. Relative value strategies seek to identify and capitalize on valuation discrepancies between related financial instruments rather than on the direction of the general market. The Portfolio expects to gain exposure to these asset classes primarily through exchange-traded products such as exchange-traded notes (“ETNs”), exchange-traded funds (“ETFs”) and mutual funds, although the Portfolio may invest directly in currencies, equities and fixed income securities. The Portfolio also expects to invest in derivative instruments to gain exposure to one or more asset classes, individual investments or investment strategies. In constructing the Portfolio’s investments, the Portfolio’s Manager employs proprietary techniques and models to evaluate the drivers of performance of private funds that utilize hedged equity, event driven, macro and relative value strategies. The Manager then identifies investments that it believes have similar drivers of performance to attempt to produce returns that correlate with, but are not identical to, the returns of the private funds tracked by the Manager. The Manager then determines the appropriate percentage that each particular investment strategy should represent of the entire Portfolio and weights the exposure to that investment strategy accordingly. The private fund returns on which the Manager’s models are based are pulled from various sources and do not represent the returns of the entire private fund universe. The private funds’ returns tracked by the Manager, the factors driving those returns and the percentage weightings assigned by the Manager to each investment strategy are all expected to change over time. The Portfolio may invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”) to gain exposure to certain commodity-linked investments such as commodity futures, options and swap contracts. The commodity investments will be focused in four sectors of the commodities market: energy, precious metals, industrial metals and agricultural/livestock. The Portfolio may hold investments with commodity exposure outside of the Subsidiary and, therefore it is possible the Portfolio’s exposure to commodities could exceed 25%.

PORTFOLIO ADVISER COMMENTARY

The past six months have been a rollercoaster for many investors. After a continued rally in most asset classes through the first half of Q1 2020, investors were faced with a largely unprecedented period in US financial market history due in large part to a global pandemic. Investor uncertainty over the pandemic’s impact on the global economy was reflected in capital markets. There seemed to be no place for investors to hide, as nearly every asset class saw sharply negative returns. In the US and abroad many equity markets fell into bear markets rapidly and equity volatility spiked. Even fixed income did not provide much safety during the initial sell-off, as investors fled investment grade corporate, high yield corporate and emerging market bonds. One of the few bright spots was the government bond sector, which proved to be a good diversifier over the quarter. Overall, rates plummeted, with the 10-Year US Treasury Yield moving from 1.92% to 0.67%. The real estate sector ended down for the quarter as the impact of countries essentially shutting down their economies weighed on the commercial and retail sectors. The commodity sector ended the quarter sharply lower primarily due to a crash in crude oil prices caused by a standoff between Saudi Arabia and Russia and a pandemic-driven demand shock.

The start of Q2 2020 was a welcome turnaround for many investors. Most asset classes saw a strong rebound as governments provided enormous stimulus and economies began to reopen. As the global economy has started to reopen, economic data has shown signs of a sharp rebound. Nearly every asset class saw positive returns, however, there was a clear bias towards risky asset classes. Global equity markets rebounded in the double digits. The real estate sector also rebounded, albeit less than other risky asset classes. We believe the slow reopening has yet to substantially impact the commercial and retail sectors and that those sectors may take longer to recover. The commodity sector ended the quarter sharply up, primarily due to a rebound in oil prices and the continued rally in gold.

During the period, the aggregate of Hedge Fund managers we track provided negative performance. For the period, Macro managers provided relatively solid uncorrelated return. Event Driven managers were the worst performers. Finally, SWAP positions contributed -0.56% to the performance of the portfolio during the semi-annual period ended May 31, 2020.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
JAMES ALPHA TOTAL HEDGE PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
James Alpha Structured Credit Value Portfolio - Class S	24.2%
Invesco Global Short Term High Yield Bond ETF	3.7%
iShares Micro-Cap ETF	3.6%
Invesco S&P 500 Equal Weight ETF	3.2%
SPDR Doubleline Total Return Tactical ETF	2.9%
Vanguard Total World Stock ETF	2.8%
Kellner Merger Fund - Institutional Class	2.7%
Highland/iBoxx Senior Loan ETF	2.2%
iShares Russell Mid-Cap Growth ETF	2.2%
iShares MSCI EAFE ETF	1.9%

*	Based on total net assets as of May 31, 2020.

Excludes short-term investments.

Portfolio Composition*

The HFRI Fund Weighted Composite Index is a global, equal-weighted index of appx. 1,900 single-manager funds that report to HFR Database. Constituent funds report monthly net of all fees performance in US Dollar and have a minimum of $50 Million under management or a twelve (12) month track record of active performance. The HFRI Fund Weighted Composite Index does not include Funds of Hedge Funds.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

JAMES ALPHA STRUCTURED CREDIT VALUE PORTFOLIO

Advised by: James Alpha Advisors, LLC, New York, New York

Objective: The Portfolio seeks to provide a high level of risk-adjusted current income and capital appreciation.

Total Aggregate Return for the Periods Ended May 31, 2020
	Six Months:	One Year:	Inception:
	11/30/19-5/31/20	5/31/19-5/31/20	8/21/18 – 5/31/20*
Class A
With Sales Charge	(2.58)%	(0.40)%	4.13%
Without Sales Charge	3.35%	5.68%	7.66%
Class C
With Sales Charge	1.87%	3.91%	6.09%
Without Sales Charge	2.85%	4.90%	6.09%
Class I	3.45%	6.01%	6.76%
Class S	3.63%	6.39%	7.15%

*Inception	date is August 14, 2018. Start of performance is August 21, 2018.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated March 30, 2020, is 2.39%, 3.12%, 2.01% and 1.94% for the A, C, I and S Classes, respectively. The Portfolio’s Manager has contractually agreed to waive its fees and/or absorb expenses (excluding certain expenses) of the Portfolio through March 31, 2021, to ensure the total net operating expense ratio does not exceed 1.74%, 2.49%, 1.49% and 1.12% for the A, C, I and S classes, respectively.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Portfolio seeks to achieve its investment objectives, under normal conditions, by investing at least 80% of the Portfolio’s net assets plus any borrowings for investment purposes in structured credit securities, and in other investments that have economic characteristics similar to such securities. Structured credit securities include, but are not limited to, mortgage backed-securities (“MBS”), including residential mortgage-backed securities (“RMBS”), commercial mortgage-backed securities (“CMBS”); asset-backed securities (“ABS”); collateralized mortgage obligations (“CMOs”); collateralized loan obligations (“CLOs”); collateralized bond obligations (“CBOs”); collateralized debt obligations (“CDOs”); mortgage derivatives such as stripped RMBS and inverse floaters; and other securitized assets. The use of inverse floaters by the Portfolio creates effective leverage.

The Portfolio’s investments in RMBS may include agency and nonagency RMBS, including to-be-announced MBS (“TBA”), and non-U.S. dollar denominated RMBS. The Portfolio’s investments in CMOs may include whole loan CMOs backed by prime, Alt-A, and subprime collateral. The Sub-Adviser considers prime loans to represent borrowers with good to excellent credit; the Sub-Adviser considers subprime loans to represent borrowers with a higher risk of default than loans to prime borrowers and therefore carry higher interest rates; and the Sub-Adviser considers Alt-A loans to represent borrowers with a credit risk profile between that of prime and subprime loans. The Portfolio may invest without limit in securitizations backed by loans and expects that most Alt-A and subprime securitizations in which the Portfolio intends to invest will be composed entirely of such loans. The Portfolio’s investments in ABS include ABS backed by student loans, auto loans, or nontraditional collateral such as single family rentals and aircraft leases.

The Portfolio concentrates its investments (i.e., invests more than 25% of its net assets) in RMBS, CMBS, and other mortgage-related securities (such as CMOs), and treats such investments as investments in a group of industries. The Portfolio may also invest in corporate bonds and other fixed income securities. The Portfolio seeks to minimize interest rate risk by maintaining a short to intermediate average portfolio duration (i.e., within a zero to three (0 to 3) year range), as calculated by the Sub-Adviser, although the Portfolio’s average duration may be shorter or longer at any time or from time to time depending on market conditions and other factors. While the Portfolio seeks to maintain a short to intermediate average portfolio duration, there is no limit on the maturity or duration of any individual security in which the Portfolio may invest. In addition, the Sub-Adviser manages the liquidity of the Portfolio’s holdings at both the individual security level and the portfolio level, using a proprietary technique that attempts to optimize the tradeoff between the yield and liquidity of the portfolio.

In pursuing its objective, the Portfolio may sell securities short from time to time, predominately in conjunction with long positions with similar characteristics for the purposes of hedging or managing interest rate or credit spread risk, or occasionally for exploiting relative value differences between two securities, not for predicting the overall direction of the market. The Portfolio may also employ TBA for these short selling activities. TBA sales are forward-settling sales of agency MBS where the underlying pools of mortgage loans are not known at the time of the original transaction, but are announced just before settlement based on a “cheapest-to-deliver” algorithm. The Portfolio may invest in options, futures and swaps (including interest rate swaps, credit default swaps, total return swaps and swaptions). The Portfolio may invest in such instruments, without limitation, for hedging purposes designed to manage interest rate, credit spread and other risks.

The Portfolio may invest without limit in debt securities that are rated below investment grade (also known as “junk bonds”). The Portfolio does not have a target allocation to investment grade or below investment grade securities, but may invest a significant portion of its assets in non-agency RMBS, which are below investment grade securities. The Sub-Adviser defines investment grade securities as those that are rated BBB or higher by Standard & Poor’s Ratings Services (“S&P”) or Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), for example, or are rated investment grade by any other Nationally Recognized Statistical Rating Organization (“NRSRO”), or if unrated, determined by the Sub-Adviser to be of comparable quality.

INVESTMENT REVIEW

The Portfolio may invest a significant portion of its assets in Rule 144A securities, as a significant portion of current issuance in the ABS and MBS markets are Rule 144A securities. Rule 144A securities are not registered under the Securities Act of 1933, as amended (the “1933 Act”) and can be traded only among large institutional buyers and sellers, including the Portfolio, that meet the requirements of Rule 144A.

The Portfolio employs a value style investing approach that seeks to invest in securities providing undervalued cash flows within markets the Sub-Adviser deems inefficient. When investing Portfolio assets in all types of securities, the Sub-Adviser analyzes their expected future cash flows based on collateral composition and expected performance, deal structure including credit enhancement, state variables such as interest shortfalls and servicer advances and other factors in order to project expected return parameters such as yield and average life. The Sub-Adviser employs a comprehensive risk management process tailored to the securities held in the Portfolio that considers systematic risk, cash flow risk and liquidity risk of the securities.

The Sub-Adviser, using a proprietary quantitative analysis model, projects security cash flows and values such cash flows at what it deems to be the appropriate discount rate based on price discovery resulting from relatively active trading and publicly available pricing information. The Sub-Adviser’s proprietary quantitative analysis model to evaluate RMBS securities considers borrower and servicer behavior in projecting, at the loan-level, prepayment and default probability, default severity, and other factors affecting the cash flows of the security, which are then analyzed not only to identify undervalued securities, but also to stress test the credit risk of those securities. The Sub-Adviser considers selling securities when such securities have reached their price/valuation targets. The Sub-Adviser may also consider selling securities when the Sub-Adviser believes securities have become overvalued and replacing them with securities the Sub-Adviser believes to be undervalued to seek to offer the Portfolio better relative value and performance expectations. The Sub-Adviser may also sell and replace securities as necessary to rebalance and align the portfolio with its overall risk parameter targets.

PORTFOLIO ADVISER COMMENTARY

The first half of 2020 will go down in history as a period of extraordinary market gyrations and volatility as the Covid-19 pandemic wreaked havoc on global economies and millions of lives. As the pandemic began to work its way through Europe and the US, forcing shutdowns of all but non-essential businesses, investors began to flee all risk assets. Liquidity quickly dissipated as investor redemptions, margin calls, and hedging-related flows contributed to panic selling by the middle of March. Over the second half of February and the first half of March, we witnessed the fastest bear market on record in many equity markets. High Yield and Investment Grade (IG) Corporates saw significant spread widening. Structured credit sectors saw similar historical price declines in March, with GSE Credit Risk Transfer (CRT) mezzanine tranches plunged by 30-40% while Collateralized Loan Obligations (CLOs) mezzanine bonds experienced similar declines.

Just when it looked like we might be facing a protracted crisis on the scale of the 2008 Global Financial Crisis (GFC), the Federal reserve intervened and threw everything but the kitchen sink at the market in terms of liquidity injecting programs. The Fed’s commitment to purchase unlimited amounts of Treasuries and Agency MBS along with its intention to buy Corporates, High Yield ETFs and implement a TALF 2.0 program helped expand the Federal Reserve’s balance sheet by over $3 trillion and resulted in a massive expansion of M2 at 23% y-o-y in June. Congress also did its part, adding fiscal stimulus in the form of the $2 trillion CARES Act to provide critical assistance to unemployed workers and businesses impacted by the pandemic. The unprecedented monetary and fiscal stimulus helped most sectors recover about 75% of March losses with Technology mega-cap equities leading the way. IG Corporate spreads retraced 75% of their widening.

After initially being hit by record high investor redemptions, the Structured Credit sector recovered from post-GFC lows due to the Fed’s unwavering liquidity commitments. While they weren’t the direct beneficiaries of the Fed’s purchasing programs, Structured Credit sector spreads tightened in sympathy with sectors that were. CRT M2 and B1 tranches had the wildest ride in the first half of 2020, then managed to recover 75-80% of their declines through June. Legacy Residential Mortgage Backed Securities (RMBSs) exhibited greater spread stability as borrowers’ fundamental credit performance along with low loan-to-value ratios seemed to reassure investors. New issue Non-Agency RMBS spreads retraced most of their spread widening as well. CLO spreads were mixed, as manager-related tiering reached a post-GFC peak. Like other structured credit products, the best performing CLO spreads retraced 70-80% of their spread widening with AAAs and AAs outperforming lower mezzanine tranches as a wave of underlying loan downgrades and CLO tranche downgrades created fundamental credit concerns. The CMBS sector underwent credit curve steepening, with lower-rated tranches facing serious concerns related to potentially rising delinquencies among hospitality and retail borrowers, while some ABS sectors benefited from strong investor demand for short IG cashflows. In this environment, the James Alpha Structured Credit Value Portfolio posted positive performance for the period.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
JAMES ALPHA STRUCTURED CREDIT VALUE PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Credit Suisse First Boston Mortgage 19.062% 09/25/2035	4.1%
Harvest Commercial Capital Loan Trust 2019-1 3.290% 09/25/2046	3.7%
Legacy Mortgage Asset Trust 2018-GS2 4.000% 04/25/2058	2.0%
Velocity Commercial Capital 8.629% 10/25/2046	1.9%
Legacy Mortgage Asset Trust 4.000% 02/25/2058	1.8%
Legacy Mortgage Asset Trust 2019-SL3 3.474% 11/25/61	1.7%
Security National Mortgage Loan Trust 2006-3 5.830% 01/25/2037	1.5%
Banc of America Funding 2005-F Trust 4.233% 09/20/2035	1.4%
West CLO Ltd. 3.826% 01/16/2027	1.3%
Bayview Commercial Asset Trust 0.668% 07/25/2037	1.3%

*	Based on total net assets as of May 31, 2020.

Excludes short-term investments.

Portfolio Composition*

The Barclays Aggregate Bond Index is an unmanaged index which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities). Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

SCHEDULE OF INVESTMENTS (Unaudited)
JAMES ALPHA EHS PORTFOLIO
May 31, 2020

Shares		Value
	COMMON STOCK - 1.0%
	BIOTECHNOLOGY - 1.0%
3,729	Pacific Biosciences of California, Inc. *	$13,126
	TOTAL COMMON STOCK (Cost - $26,327)	13,126

	EXCHANGE TRADED FUNDS - 65.5%
	EQUITY FUNDS - 27.2%
169	AdvisorShares STAR Global Buy-Write ETF	5,409
628	Invesco S&P 500 Equal Weight ETF	63,246
205	Invesco S&P 500 Pure Value ETF	9,670
1,027	iShares Micro-Cap ETF	84,933
186	iShares Russell 1000 ETF	31,335
250	iShares Russell 1000 Growth ETF	46,080
41	iShares Russell 1000 Value ETF	4,679
137	iShares Russell 2000 ETF	19,029
205	iShares Russell 2000 Growth ETF	40,875
39	iShares Russell 2000 Value ETF	3,712
340	iShares Russell Mid-Cap Growth ETF	52,571
54	iShares Russell Mid-Cap Value ETF	4,106
		365,645
	INTERNATIONAL FUNDS - 24.5%
168	Columbia India Consumer ETF	6,043
293	Global X MSCI China Consumer Discretionary ETF	5,461
52	Global X MSCI Greece ETF	1,015
102	Global X MSCI Nigeria ETF	1,020
167	iShares China Large-Cap ETF	6,521
340	iShares Edge MSCI Europe Momentum Factor UCITS ETF *	2,689
368	iShares Edge MSCI International Momentum Factor ETF	11,121
120	iShares Latin America 40 ETF	2,461
145	iShares MSCI Brazil ETF	3,943
223	iShares MSCI China Small-Cap ETF	7,990
675	iShares MSCI EAFE ETF	40,257
342	iShares MSCI Frontier 100 ETF	8,064
67	iShares MSCI Germany Small-Cap ETF	3,683
664	iShares MSCI India Small-Cap ETF	17,503
129	iShares MSCI Indonesia ETF	2,233
25	iShares MSCI Ireland ETF	921
257	iShares MSCI Japan ETF	14,240
45	iShares MSCI Japan Small-Cap ETF	3,061
56	iShares MSCI Philippines ETF	1,406
24	iShares MSCI South Africa ETF	806
59	iShares MSCI South Korea ETF	3,160
52	iShares MSCI Taiwan ETF	1,933
26	iShares MSCI Thailand ETF	1,828
133	iShares MSCI UAE ETF	1,373
5	iShares MSCI United Kingdom ETF	129
137	iShares MSCI United Kingdom Small-Cap ETF	4,402
9	SPDR EURO STOXX 50 ETF	300
213	SPDR S&P Emerging Asia Pacific ETF	19,734
441	VanEck Vectors Africa Index ETF	6,761
477	VanEck Vectors Brazil Small-Cap ETF	7,247
541	VanEck Vectors ChinaAMC SME-Ch	16,566
46	VanEck Vectors Egypt Index ETF	1,021
30	VanEck Vectors Israel ETF	1,019
148	VanEck Vectors Russia ETF	3,052
35	VanEck Vectors Russia Small-Cap ETF	1,018
317	VanEck Vectors Vietnam ETF	4,343
55	Vanguard FTSE Canadian High Dividend Yield Index ETF	1,148
966	Vanguard FTSE Emerging Markets ETF	36,090
766	Vanguard Total World Stock ETF	55,857
73	WisdomTree Emerging Markets SmallCap Dividend Fund	2,744
22	WisdomTree Europe SmallCap Dividend Fund	1,064
76	WisdomTree Japan Hedged SmallCap Equity Fund	2,879
216	WisdomTree Middle East Dividend Fund	3,528
296	Xtrackers Harvest CSI 300 China A-Shares ETF	8,060
68	Xtrackers Harvest CSI 500 China A-Shares ETF	1,866
47	Xtrackers MSCI All China Equity ETF	1,539
		329,099

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
JAMES ALPHA EHS PORTFOLIO
May 31, 2020

Shares		Value
	EXCHANGE TRADED FUNDS - 65.5% (Continued)
	SECTOR FUNDS - 13.8%
52	Alerian MLP ETF	$1,395
294	AlphaClone Alternative Alpha ETF	16,108
28	Consumer Discretionary Select Sector SPDR Fund	3,477
12	Energy Select Sector SPDR Fund	465
65	First Trust Dow Jones Internet Index Fund *	10,597
1,308	First Trust Financial AlphaDEX Fund	32,177
16	Invesco DWA Consumer Cyclicals Momentum ETF	719
109	Invesco DWA Healthcare Momentum ETF *	12,437
238	Invesco S&P SmallCap Energy ETF	814
42	Invesco S&P SmallCap Health Care ETF *	5,055
7	Invesco S&P SmallCap Information Technology ETF	587
11	Invesco Water Resources ETF	404
67	iShares Expanded Tech-Software Sector ETF	17,907
3	iShares Global Timber & Forestry ETF	162
128	iShares Nasdaq Biotechnology ETF	17,247
34	iShares S&P/TSX SmallCap Index ETF	304
12	iShares STOXX Europe 600 Utilities UCITS ETF DE *	443
3	iShares U.S. Consumer Services ETF	653
2	iShares U.S. Financial Services ETF	240
29	iShares U.S. Healthcare Providers ETF	5,803
18	iShares US Pharmaceuticals ETF	2,834
176	KraneShares CSI China Internet ETF	9,259
3	Materials Select Sector SPDR Fund	166
588	SPDR Bloomberg Barclays Convertible Securities ETF	33,410
2	SPDR Gold Shares *	326
18	SPDR S&P Oil & Gas Exploration & Production ETF	934
59	SPDR S&P Regional Banking ETF	2,253
32	VanEck Vectors Low Carbon Energy ETF *	2,468
1	VanEck Vectors Rare Earth/Strategic Metals ETF	34
20	VanEck Vectors Semiconductor ETF	2,821
72	VanEck Vectors Unconventional Oil & Gas ETF	4,483
		185,982

	TOTAL EXCHANGE TRADED FUNDS (Cost - $950,751)	880,726

	EXCHANGE TRADED NOTE - 0.1%
	BONDS - 0.1%
21	iPath Series B S&P 500 VIX Short-Term Futures ETN *	696
	TOTAL EXCHANGE TRADED NOTE (Cost - $866)	696

	OPEN ENDED FUNDS - 25.9%
	BOND FUNDS - 25.9%
2,323	American Beacon Sound Point Floating Rate Income - Class Y	19,491
31,645	James Alpha Structured Credit Value Portfolio - Class S ^	328,789
	TOTAL OPEN ENDED FUNDS (Cost - $352,766)	348,280

	SHORT-TERM INVESTMENTS - 8.3%
111,914	Dreyfus Institutional Preferred Government Money Market - Institutional Class, 0.11% ^^ (Cost - $111,914)	111,914

	TOTAL INVESTMENTS - 100.8% (Cost - $1,442,624)	$1,354,742

	LIABILITIES LESS OTHER ASSETS - (0.8)%	(10,178)

	NET ASSETS - 100.0%	$1,344,564

ETF - Exchange Traded Fund

ETN - Exchange Traded Note

*	Non-income producing securities.

^	Affiliated investment.

^^	Money Market Fund; interest rate reflects seven-day effective yield on May 31, 2020.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
JAMES ALPHA EHS PORTFOLIO
May 31, 2020

					Unrealized
	Settlement		Local	U.S. Dollar	Appreciation/
Foreign Currency	Date	Counterparty*	Currency	Value	(Depreciation)
To Buy:
Euro	6/24/2020	BNY	18,300	$20,365	$474
Japanese Yen	6/24/2020	BNY	30,038	279	(1)
Mexican Peso	6/24/2020	BNY	42,690	1,923	112
				$22,567	$585

	Settlement		Local	U.S. Dollar	Unrealized
Foreign Currency	Date	Counterparty*	Currency	Value	(Depreciation)
To Sell:
Australian Dollar	6/24/2020	BNY	(6,298)	$(4,181)	$(81)
British Pound	6/24/2020	BNY	(20,645)	(25,526)	(325)
Canadian Dollar	6/24/2020	BNY	(1,231)	(891)	(10)
				$(30,598)	$(416)

Total Unrealized Appreciation On Forward Currency Contracts					$169

*	BNY - Bank of New York

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
JAMES ALPHA EVENT DRIVEN PORTFOLIO
May 31, 2020

Shares		Value
	EXCHANGE TRADED FUNDS - 42.0%
	BONDS - 18.3%
16,610	High Yield ETF	$449,633
8,952	Invesco Global Short Term High Yield Bond ETF	186,560
1,402	iShares Barclays USD Asia High Yield Bond Index ETF	13,740
194	iShares JP Morgan USD Emerging Markets Bond ETF	20,641
3,072	SPDR Bloomberg Barclays Euro High Yield Bond UCITS ETF	182,769
5,296	VanEck Vectors Emerging Markets High Yield Bond ETF	116,088
2,556	VanEck Vectors Fallen Angel High Yield Bond ETF	72,028
37	VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	1,141
		1,042,600
	EQUITY FUNDS - 2.8%
330	iShares Micro-Cap ETF	27,291
467	iShares Russell 2000 ETF	64,866
107	iShares Russell 2000 Value ETF	10,186
774	iShares Russell Mid-Cap Value ETF	58,855
		161,198
	INTERNATIONAL FUNDS - 8.3%
138	Global X MSCI Argentina ETF	3,011
1,481	Global X MSCI China Consumer Discretionary ETF	27,606
112	iShares China Large-Cap ETF	4,374
192	iShares Edge MSCI Europe Momentum Factor UCITS ETF *	1,518
656	iShares MSCI Brazil ETF	17,837
1,257	iShares MSCI Canada ETF	31,601
481	iShares MSCI China Small-Cap ETF	17,233
258	iShares MSCI Emerging Markets ETF	9,734
1,033	iShares MSCI Ireland ETF	38,056
542	iShares MSCI United Kingdom ETF	13,946
2,474	iShares MSCI United Kingdom Small-Cap ETF	79,492
31	VanEck Vectors Brazil Small-Cap ETF	471
760	VanEck Vectors Russia ETF	15,671
1,338	VanEck Vectors Russia Small-Cap ETF	38,910
1,369	Vanguard Total World Stock ETF	99,827
1,184	WisdomTree Japan Hedged SmallCap Equity Fund	44,856
45	Xtrackers Harvest CSI 300 China A-Shares ETF	1,225
1,017	Xtrackers Harvest CSI 500 China A-Shares ETF	27,903
		473,271
	SECTOR FUNDS - 12.6%
182	Alerian Energy Infrastructure ETF	2,612
1,733	First Trust Financial AlphaDEX Fund	42,632
2,817	Global X Uranium ETF	31,550
235	Invesco DWA Energy Momentum ETF	3,544
8,134	Invesco S&P SmallCap Energy ETF	27,818
411	Invesco Senior Loan ETF	8,779
10,598	IQ Merger Arbitrage ETF *	330,552
71	IQ US Real Estate Small Cap ETF	1,206
537	iShares 7-10 Year Treasury Bond ETF	65,482
54	KraneShares CSI China Internet ETF	2,841
3,706	ProShares Merger ETF	139,443
205	SPDR Blackstone / GSO Senior Loan ETF	8,840
434	SPDR Bloomberg Barclays Convertible Securities ETF	24,660
106	SPDR Doubleline Total Return Tactical ETF	5,238
22	SPDR Dow Jones Global Real Estate ETF	851
311	SPDR S&P Retail ETF	12,689
106	Vanguard Real Estate ETF	8,207
		716,944

	TOTAL EXCHANGE TRADED FUNDS (Cost - $2,648,608)	2,394,013

	EXCHANGE TRADED NOTE - 0.0%
	BONDS - 0.0%
11	iPath US Treasury 10-year Bear ETN *	784
	TOTAL EXCHANGE TRADED NOTE (Cost - $2,968)	784

	OPEN ENDED FUNDS - 44.2%
	BOND FUND - 10.1%
55,377	James Alpha Structured Credit Value Portfolio - Class S ^	575,365

	EVENT DRIVEN FUNDS - 34.1%
83,297	Kellner Merger Fund - Institutional Class	870,457
62,600	Merger Fund - Investor Class	1,072,966
		1,943,423

	TOTAL OPEN ENDED FUNDS (Cost - $2,545,983)	2,518,788

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
JAMES ALPHA EVENT DRIVEN PORTFOLIO
May 31, 2020

Shares		Value
	SHORT-TERM INVESTMENTS - 4.7%
264,110	Dreyfus Institutional Preferred Government Money Market - Institutional Class, 0.11% ^^ (Cost - $264,110)	$264,110

	TOTAL INVESTMENTS - 90.9% (Cost - $5,461,669)	$5,177,695

	OTHER ASSETS LESS LIABILITIES - 9.1%	521,017

	NET ASSETS - 100.0%	$5,698,712

ETF - Exchange Traded Fund

ETN - Exchange Traded Note

*	Non-income producing securities.

^	Affiliated investment.

^^	Money Market Fund; interest rate reflects seven-day effective yield on May 31, 2020.

OPEN RETURN SWAPS - 1.1%

Notional				Expiration	Pay/Receive		Unrealized
Amount	Reference Entity	Shares	Counterparty	Date	Fixed Rate	Variable Rate #	Appreciation
134,293	MSCI AC World Daily Total Return	130	Goldman Sachs	4/22/2021	Pay	0.3296	$—
140,047	MSCI PACIFIC TOTAL RETURN (NET) USD	24	Goldman Sachs	3/22/2021	Pay	0.5561	—
306,309	Russell 2000 Total Return Index	46	Goldman Sachs	4/21/2021	Pay	0.3296	—
130,783	S&P 500 Total Return Index	22	Goldman Sachs	6/22/2020	Pay	0.5561	—
							$—

The Goldman Sachs HY Synthetic Corporate 5YR Total Return Strategy is comprised of the two following underlying assets. The Markit CDX/NA.HY 5 Year Long Total return Index (“Markit Index”) and The Goldman Sachs 5-year Tresury Futures Index N1 Class B (“Goldman Futures Index”). The Markit Index tracks the performance of selling 5 year credit protection on the relevant on-the-run Markit CDX.NA.HY 5 year CDS contracts and the Goldman Futures Index tracks the excess return performance of a long notional position on a certain contract expiration of a bond future contract, which is “rolled” on a quarterly basis. The Strategy intends to provide exposure to the performance of the two underlying assets.

Notional				Expiration	Pay/Receive		Unrealized
Amount	Reference Entity	Shares	Counterparty	Date	Fixed Rate	Variable Rate #	Appreciation
1,726,375	Goldman Sachs HY Synthetic Corporate 5Y Total Return	11,322	Goldman Sachs	2/4/2021	Pay	1.4501	$61,189
270,000	Goldman Sachs HY Synthetic Corporate 5Y Total Return	1,719	Goldman Sachs	2/4/2021	Pay	1.1349	1,621
							$62,810

#	Variable rate is Libor plus 0.00% - 0.40%

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
JAMES ALPHA EVENT DRIVEN PORTFOLIO
May 31, 2020

					Unrealized
	Settlement		Local	U.S. Dollar	Appreciation/
Foreign Currency	Date	Counterparty*	Currency	Value	(Depreciation)
To Buy:
Australian Dollar	6/24/2020	BNY	68,683	$45,593	$886
Japanese Yen	6/24/2020	BNY	654,192	6,074	(25)
				$51,667	$861

	Settlement		Local	U.S. Dollar	Unrealized
Foreign Currency	Date	Counterparty*	Currency	Value	Depreciation
To Sell:
British Pound	6/24/2020	BNY	(61,494)	$(76,033)	$(967)
Canadian Dollar	6/24/2020	BNY	(58,798)	(42,540)	(473)
Euro	6/24/2020	BNY	(329,860)	(367,085)	(8,552)
Mexican Peso	6/24/2020	BNY	(211,808)	(9,539)	(554)
				$(495,197)	$(10,546)

Total Unrealized Depreciation On Forward Currency Contracts					$(9,685)

*	BNY - Bank of New York

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
JAMES ALPHA FAMILY OFFICE PORTFOLIO
May 31, 2020

Shares		Value
	EXCHANGE TRADED FUNDS - 92.6%
	BONDS - 24.3%
10,875	Invesco Global Short Term High Yield Bond ETF	$226,635
690	iShares 7-10 Year Treasury Bond ETF	84,139
326	iShares Core U.S. Aggregate Bond ETF	38,354
49	iShares JP Morgan USD Emerging Markets Bond ETF	5,214
4,971	PIMCO Active Bond Exchange-Traded Fund	547,257
2,385	PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	241,147
552	SPDR Blackstone / GSO Senior Loan ETF	23,802
2	SPDR Bloomberg Barclays High Yield Bond ETF	204
4,045	Vanguard Total Bond Market ETF	355,637
1,128	Vanguard Total International Bond ETF	64,826
		1,587,215
	EQUITY FUNDS - 34.0%
6,616	First Trust Dow Jones Select Microcap Index Fund	250,151
2,286	Invesco FTSE RAFI US 1000 ETF	247,460
5,096	Invesco S&P 500 Equal Weight ETF	513,218
1,121	iShares Edge MSCI Min Vol USA ETF	69,076
1,544	iShares Edge MSCI USA Momentum Factor ETF	194,420
5,879	iShares Edge MSCI USA Quality Factor ETF	564,972
487	iShares Micro-Cap ETF	40,275
471	SPDR S&P 500 ETF Trust	143,335
1,509	SPDR S&P 600 Small CapETF	86,164
978	Vanguard Russell 2000 ETF	109,370
		2,218,441
	INTERNATIONAL FUNDS - 26.0%
34,233	Invesco Global Listed Private Equity ETF	343,699
4,953	iShares Edge MSCI Min Vol Emerging Markets ETF	253,247
5,999	iShares Edge MSCI Min Vol Global ETF	532,351
5,403	SPDR S&P International Small Cap ETF	146,745
31	Vanguard FTSE All World ex-US Small-Cap ETF	2,880
1,415	Vanguard FTSE All-World ex-US ETF	64,892
1,902	Vanguard FTSE Emerging Markets ETF	71,059
2	Vanguard Total International Stock ETF	95
2,224	Vanguard Total World Stock ETF	162,174
2,118	WisdomTree International SmallCap Dividend Fund	117,062
		1,694,204
	SECTOR FUNDS - 8.3%
192	FlexShares Quality Dividend Index Fund	8,076
918	Invesco DWA Momentum ETF	61,120
1,289	iShares U.S. Real Estate ETF	99,794
1,193	SPDR Dow Jones International Real Estate ETF	34,346
3,040	VanEck Vectors Natural Resource ETF	90,223
764	Vanguard Real Estate ETF	59,157
1,233	Vanguard Total Stock Market ETF	189,524
		542,240

	TOTAL EXCHANGE TRADED FUNDS (Cost - $6,291,770)	6,042,100

	EXCHANGE TRADED NOTE - 0.9%
	COMMODITIES - 0.9%
3,555	iPath Bloomberg Commodity Index Total Return ETN *	60,790
	TOTAL EXCHANGE TRADED NOTE (Cost - $76,537)	60,790

	OPEN ENDED FUNDS - 6.0%
	SECTOR FUNDS - 6.0%
32,837	Leland Thomson Reuters Private Equity Index Fund - Class I	388,433
	TOTAL OPEN ENDED FUNDS (Cost - $410,184)	388,433

	SHORT-TERM INVESTMENTS - 1.0%
62,430	Dreyfus Institutional Preferred Government Money Market - Institutional Class, 0.11% ^ (Cost - $62,430)	62,430

	TOTAL INVESTMENTS - 100.5% (Cost - $6,840,921)	$6,553,753

	LIABILITIES LESS OTHER ASSETS - (0.5)%	(32,445)

	NET ASSETS - 100.0%	$6,521,308

ETF - Exchange Traded Fund

ETN - Exchange Traded Note

*	Non-income producing securities.

^	Money Market Fund; interest rate reflects seven-day effective yield on May 31, 2020.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
JAMES ALPHA RELATIVE VALUE PORTFOLIO
May 31, 2020

Shares		Value
	EXCHANGE TRADED FUNDS - 33.9%
	BONDS - 25.9%
3,589	High Yield ETF	$97,154
9,905	Highland/iBoxx Senior Loan ETF	157,589
4,963	Invesco Global Short Term High Yield Bond ETF	103,429
5,832	Invesco Senior Loan ETF	124,572
298	iShares 20+ Year Treasury Bond ETF	48,750
143	iShares 7-10 Year Treasury Bond ETF	17,437
6,361	iShares Barclays USD Asia High Yield Bond Index ETF	62,338
4	iShares JP Morgan USD Emerging Markets Bond ETF	426
1,089	iShares National Muni Bond ETF	125,442
609	PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	61,576
823	SPDR Blackstone / GSO Senior Loan ETF	35,488
5,123	SPDR Bloomberg Barclays Convertible Securities ETF	291,089
288	SPDR Bloomberg Barclays Euro High Yield Bond UCITS ETF	17,135
2,710	SPDR Doubleline Total Return Tactical ETF	133,928
6,896	VanEck Vectors Emerging Markets High Yield Bond ETF	151,160
4,228	VanEck Vectors Fallen Angel High Yield Bond ETF	119,145
657	VanEck Vectors International High Yield Bond ETF	15,216
21	VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	647
107	Vanguard Mortgage-Backed Securities ETF	5,836
		1,568,357
	EQUITY FUNDS - 4.9%
3,103	AdvisorShares STAR Global Buy-Write ETF	99,315
21	First Trust BICK Index Fund	505
10,970	Invesco S&P 500 BuyWrite ETF	198,776
		298,596
	INTERNATIONAL FUNDS - 0.4%
26	First Trust Emerging Markets AlphaDEX Fund	525
603	iShares Latin America 40 ETF	12,368
14	Xtrackers Harvest CSI 300 China A-Shares ETF	381
413	Xtrackers Harvest CSI 500 China A-Shares ETF	11,331
		24,605
	PREFERRED FUNDS - 0.2%
551	Invesco Variable Rate Preferred ETF	12,915
88	iShares Preferred & Income Securities ETF	3,092
		16,007
	SECTOR FUNDS - 2.5%
4,707	Alerian Energy Infrastructure ETF	67,546
1,827	Alerian MLP ETF	49,000
964	Global X SuperDividend REIT ETF	7,066
700	Invesco DB G10 Currency Harvest Fund	16,383
100	Kraneshares CCBS China Corporate High Yield Bond USD Index ETF	3,886
405	VanEck Vectors Mortgage REIT Income ETF	4,771
32	Vanguard Real Estate ETF	2,478
		151,130

	TOTAL EXCHANGE TRADED FUNDS (Cost - $2,211,335)	2,058,695

	OPEN ENDED FUNDS - 53.7%
	BOND FUNDS - 49.8%
9,458	American Beacon Sound Point Floating Rate Income - Class Y	79,353
283,354	James Alpha Structured Credit Value Portfolio - Class S ^	2,944,045
		3,023,398
	EVENT DRIVEN FUND - 3.9%
22,571	Kellner Merger Fund - Institutional Class	235,865

	TOTAL OPEN ENDED FUNDS (Cost - $3,230,374)	3,259,263

	SHORT-TERM INVESTMENTS - 5.9%
355,765	Dreyfus Institutional Preferred Government Money Market - Institutional Class, 0.11% ^^ (Cost - $355,765)	355,765

	TOTAL INVESTMENTS - 93.5% (Cost - $5,797,474)	$5,673,723

	OTHER ASSETS LESS LIABILITIES - 6.5%	392,532

	NET ASSETS - 100.0%	$6,066,255

ETF - Exchange Traded Fund

*	Non-income producing securities.

^	Affiliated investment.

^^	Money Market Fund; interest rate reflects seven-day effective yield on May 31, 2020.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
JAMES ALPHA RELATIVE VALUE PORTFOLIO
May 31, 2020

OPEN RETURN SWAPS - 0.0%

							Unrealized
Notional				Expiration	Pay/Receive	Variable	Appreciation/
Amount	Reference Entity	Shares	Counterparty	Date	Fixed Rate	Rate #	(Depreciation)
13,613	MSCI AC World Daily Total Return Gross Index	13	Goldman Sachs	5/21/2021	Pay	0.3741	$—
83,226	S&P 500 Total Return Index	14	Goldman Sachs	6/22/2020	Pay	0.5561	—
							$—

The Goldman Sachs HY Synthetic Corporate 5YR Total Return Strategy is comprised of the two following underlying assets. The Markit CDX/NA.HY 5 Year Long Total return Index (“Markit Index”) and The Goldman Sachs 5-year Tresury Futures Index N1 Class B (“Goldman Futures Index”). The Markit Index tracks the performance of selling 5 year credit protection on the relevant on-the-run Markit CDX.NA.HY 5 year CDS contracts and the Goldman Futures Index tracks the excess return performance of a long notional position on a certain contract expiration of a bond future contract, which is “rolled” on a quarterly basis. The Strategy intends to provide exposure to the performance of the two underlying assets.

Notional				Expiration	Pay/Receive	Variable	Unrealized
Amount	Reference Entity	Shares	Counterparty	Date	Fixed Rate	Rate #	Appreciation
1,709,776	Goldman Sachs HY Synthetic Corporate 5Y Total Return	11,213	Goldman Sachs	2/4/2021	Pay	1.4501	60,601
300,000	Goldman Sachs HY Synthetic Corporate 5Y Total Return	1,959	Goldman Sachs	2/4/2021	Pay	0.3856	9,944
							$70,545

#	Variable rate is Libor plus 0.11% - 0.45%

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
JAMES ALPHA RELATIVE VALUE PORTFOLIO
May 31, 2020

	Settlement		Local	U.S. Dollar	Unrealized
Foreign Currency	Date	Counterparty*	Currency	Value	Depreciation
To Buy:
Japanese Yen	6/24/2020	BNY	1,716,920	$15,942	$(66)

	Settlement		Local	U.S. Dollar	Unrealized
Foreign Currency	Date	Counterparty	Currency	Value	Depreciation
To Sell:
Euro	6/24/2020	BNY	(20,382)	$(22,682)	$(528)

Total Unrealized Depreciation On Forward Currency Contracts					$(594)

*	BNY - Bank of New York

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
JAMES ALPHA TOTAL HEDGE PORTFOLIO
May 31, 2020

Shares		Value
	EXCHANGE TRADED FUNDS - 65.3%
	BONDS - 22.0%
1,291	Direxion Daily 20 Year Plus Treasury Bull 3x Shares	$52,208
3,892	High Yield ETF	105,356
14,243	Highland/iBoxx Senior Loan ETF	226,606
18,094	Invesco Global Short Term High Yield Bond ETF	377,079
3,798	Invesco Senior Loan ETF	81,125
770	iShares 7-10 Year Treasury Bond ETF	93,894
7,038	iShares Barclays USD Asia High Yield Bond Index ETF	68,972
290	iShares Core U.S. Aggregate Bond ETF	34,119
37	iShares Floating Rate Bond ETF	1,860
1,713	iShares iBoxx High Yield Corporate Bond ETF	141,186
428	iShares JP Morgan USD Emerging Markets Bond ETF	45,539
253	PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	25,581
278	ProShares Merger ETF	10,460
759	SPDR Blackstone / GSO Senior Loan ETF	32,728
1,580	SPDR Bloomberg Barclays Euro High Yield Bond UCITS ETF	94,002
1,749	SPDR Bloomberg Barclays High Yield Bond ETF	178,381
5,962	SPDR Doubleline Total Return Tactical ETF	294,642
293	SPDR Nuveen Bloomberg Barclays High Yield Municipal Bond ETF	15,963
4,132	VanEck Vectors Emerging Markets High Yield Bond ETF	90,573
2,971	VanEck Vectors Fallen Angel High Yield Bond ETF	83,723
2,055	VanEck Vectors International High Yield Bond ETF	47,594
53	VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	1,634
441	Vanguard Total Bond Market ETF	38,773
1,645	Vanguard Total International Bond ETF	94,538
48	WisdomTree Emerging Markets Local Debt Fund	1,555
1,153	WisdomTree Interest Rate Hedged High Yield Bond Fund	23,434
		2,261,525
	EQUITY FUNDS - 12.2%
723	AdvisorShares STAR Global Buy-Write ETF	23,140
4,883	Invesco S&P 500 BuyWrite ETF	88,480
3,258	Invesco S&P 500 Equal Weight ETF	328,113
873	Invesco S&P 500 Pure Value ETF	41,180
2,922	Invesco S&P SmallCap Energy ETF	9,993
180	Invesco S&P SmallCap Health Care ETF *	21,665
29	Invesco S&P SmallCap Information Technology ETF	2,431
868	iShares Russell 1000 ETF	146,232
616	iShares Russell 1000 Growth ETF	113,541
176	iShares Russell 1000 Value ETF	20,085
829	iShares Russell 2000 ETF	115,148
372	iShares Russell 2000 Growth ETF	74,173
239	iShares Russell 2000 Value ETF	22,750
1,450	iShares Russell Mid-Cap Growth ETF	224,199
339	iShares Russell Mid-Cap Value ETF	25,778
25	iShares S&P Mid-Cap 400 Growth ETF	5,536
		1,262,444
	INTERNATIONAL FUNDS - 15.6%
716	Columbia India Consumer ETF	25,755
87	Global X MSCI Argentina ETF	1,898
1,253	Global X MSCI China Consumer Discretionary ETF	23,356
222	Global X MSCI Greece ETF	4,331
435	Global X MSCI Nigeria ETF	4,350
531	Global X MSCI Norway ETF	5,029
763	iShares China Large-Cap ETF	29,795
8	iShares Currency Hedged MSCI EAFE ETF	215
1,450	iShares Edge MSCI Europe Momentum Factor UCITS ETF *	11,468
1,569	iShares Edge MSCI International Momentum Factor ETF	47,415
261	iShares EURO STOXX Mid UCITS ETF	15,185
938	iShares Latin America 40 ETF	19,238
189	iShares MSCI All Country Asia ex Japan ETF	12,223
517	iShares MSCI Australia ETF	9,337
735	iShares MSCI Brazil ETF	19,985
371	iShares MSCI Canada ETF	9,327
1,152	iShares MSCI China Small-Cap ETF	41,274
3,217	iShares MSCI EAFE ETF	191,862
133	iShares MSCI Emerging Markets ETF	5,018
1,502	iShares MSCI Frontier 100 ETF	35,417
284	iShares MSCI Germany Small-Cap ETF	15,611
2,835	iShares MSCI India Small-Cap ETF	74,731
551	iShares MSCI Indonesia ETF	9,538
337	iShares MSCI Ireland ETF	12,415
1,285	iShares MSCI Japan ETF	71,202
256	iShares MSCI Japan Small-Cap ETF	17,415
17	iShares MSCI Mexico ETF	542

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
JAMES ALPHA TOTAL HEDGE PORTFOLIO
May 31, 2020

Shares		Value
	EXCHANGE TRADED FUNDS - 65.3% (Continued)
	INTERNATIONAL FUNDS - 15.6% (Continued)
240	iShares MSCI Philippines ETF	$6,024
102	iShares MSCI South Africa ETF	3,424
252	iShares MSCI South Korea ETF	13,497
221	iShares MSCI Taiwan ETF	8,217
111	iShares MSCI Thailand ETF	7,806
568	iShares MSCI UAE ETF	5,862
144	iShares MSCI United Kingdom ETF	3,705
1,149	iShares MSCI United Kingdom Small-Cap ETF	36,918
37	SPDR EURO STOXX 50 ETF	1,234
911	SPDR S&P Emerging Asia Pacific ETF	84,404
2,113	VanEck Vectors Africa Index ETF	32,392
2,066	VanEck Vectors Brazil Small-Cap ETF	31,389
2,309	VanEck Vectors ChinaAMC SME-Ch	70,703
197	VanEck Vectors Egypt Index ETF	4,372
127	VanEck Vectors Israel ETF	4,315
957	VANECK VECTORS RUSSIA ETF	19,733
458	VanEck Vectors Russia Small-Cap ETF	13,319
1,355	VanEck Vectors Vietnam ETF	18,563
234	Vanguard FTSE Canadian High Dividend Yield Index ETF	4,884
2,904	Vanguard FTSE Emerging Markets ETF	108,493
3,997	Vanguard Total World Stock ETF	291,461
144	WBI BullBear Rising Income 1000 ETF	3,842
312	WisdomTree Emerging Markets SmallCap Dividend Fund	11,728
191	WisdomTree Europe SmallCap Dividend Fund	9,239
22	WisdomTree International SmallCap Dividend Fund	1,216
577	WisdomTree Japan Hedged SmallCap Equity Fund	21,860
1,025	WisdomTree Middle East Dividend Fund	16,743
1,280	Xtrackers Harvest CSI 300 China A-Shares ETF	34,854
382	Xtrackers Harvest CSI 500 China A-Shares ETF	10,481
240	Xtrackers MSCI All China Equity ETF	7,858
		1,602,468
	PREFERRED FUNDS - 0.5%
294	Global X SuperIncome Preferred ETF	3,163
573	Invesco Variable Rate Preferred ETF	13,431
1,075	iShares Preferred & Income Securities ETF	37,776
		54,370
	SECTOR FUNDS - 15.0%
1,403	Alerian MLP ETF	37,628
1,263	AlphaClone Alternative Alpha ETF	69,200
548	CI First Asset Active Utility & Infrastructure ETF	4,547
122	Consumer Discretionary Select Sector SPDR Fund	15,151
1,844	Core Alternative ETF	52,093
278	Direxion NASDAQ-100 Equal Weighted Index Shares	15,902
52	Energy Select Sector SPDR Fund	2,015
28	ETFMG Alternative Harvest ETF	385
279	First Trust Dow Jones Internet Index Fund *	45,485
6,010	First Trust Financial AlphaDEX Fund	147,846
487	Global X Uranium ETF	5,454
4	Invesco DB Agriculture Fund	55
331	Invesco DB US Dollar Index Bullish Fund	8,805
70	Invesco DWA Consumer Cyclicals Momentum ETF	3,146
466	Invesco DWA Healthcare Momentum ETF *	53,171
31	Invesco KBW High Dividend Yield Financial ETF	403
34	Invesco KBW Property & Casualty ETF	1,849
45	Invesco Water Resources ETF	1,653
2,443	IQ Merger Arbitrage ETF *	76,197
35	IQ US Real Estate Small Cap ETF	595
284	iShares Expanded Tech-Software Sector ETF	75,905
395	iShares Global Clean Energy ETF	4,708
103	iShares Global Materials ETF	6,209
12	iShares Global Timber & Forestry ETF	648
2	iShares MBS ETF	222
4,527	iShares Micro-Cap ETF	374,383
1,639	iShares Morningstar Multi-Asset Income ETF	35,643
39	iShares Mortgage Real Estate ETF	885
548	iShares Nasdaq Biotechnology ETF	73,837
290	iShares National Muni Bond ETF	33,405
2,965	iShares S&P GSCI Commodity Indexed Trust *	29,116
219	iShares S&P/TSX Capped Materials Index ETF	2,578
144	iShares S&P/TSX SmallCap Index ETF	1,287
60	iShares STOXX Europe 600 Banks UCITS ETF DE	585
86	iShares STOXX Europe 600 Basic Resources UCITS ETF DE	3,656
69	iShares STOXX Europe 600 Utilities UCITS ETF DE *	2,550
12	iShares U.S. Consumer Services ETF	2,613

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
JAMES ALPHA TOTAL HEDGE PORTFOLIO
May 31, 2020

Shares		Value
	EXCHANGE TRADED FUNDS - 65.3% (Continued)
	SECTOR FUNDS - 15.0% (Continued)
7	iShares U.S. Financial Services ETF	$842
122	iShares U.S. Healthcare Providers ETF	24,412
75	iShares US Pharmaceuticals ETF	11,807
858	KraneShares CSI China Internet ETF	45,139
13	Materials Select Sector SPDR Fund	721
11	ProShares Short VIX Short-Term Futures ETF *	378
3,175	SPDR Bloomberg Barclays Convertible Securities ETF ETF	180,404
1	SPDR Dow Jones Global Real Estate ETF	39
203	SPDR Gold Shares *	33,071
78	SPDR S&P Oil & Gas Exploration & Production ETF	4,047
250	SPDR S&P Regional Banking ETF	9,545
5	SPDR S&P Retail ETF	204
476	United States Natural Gas Fund LP *	5,388
156	VanEck Vectors Mortgage REIT Income ETF	1,838
2	VanEck Vectors Rare Earth/Strategic Metals ETF	68
87	VanEck Vectors Semiconductor ETF	12,270
293	VanEck Vectors Unconventional Oil & Gas ETF	18,243
41	Vanguard Mortgage-Backed Securities ETF	2,236
63	Vanguard Real Estate ETF	4,878
		1,545,340

	TOTAL EXCHANGE TRADED FUNDS (Cost - $7,077,965)	6,726,147

	EXCHANGE TRADED NOTES - 0.1%
	BOND FUND - 0.0%
1	iPath US Treasury 10-year Bear ETN *	71

	COMMODITY FUNDS - 0.0%
12	iPath Series B Bloomberg Coffee Subindex Total Return ETN *	366

	EQUITY FUND - 0.1%
134	iPath Series B S&P 500 VIX Short-Term Futures ETN *	4,439

	TOTAL EXCHANGE TRADED NOTES (Cost - $6,046)	4,876

	OPEN ENDED FUNDS - 29.3%
	BOND FUND - 24.2%
239,443	James Alpha Structured Credit Value Portfolio - Class S ^	2,487,810

	EVENT DRIVEN FUNDS - 4.3%
26,460	Kellner Merger Fund - Institutional Class	276,507
9,756	Merger Fund - Investor Class	167,211
		443,718
	MANAGED FUTURES FUNDS - 0.8%
1,679	Altegris Futures Evolution Strategy Fund - Class I	13,318
7,695	AQR Managed Futures Strategy Fund - Class I *	65,564
		78,882

	TOTAL OPEN ENDED FUNDS (Cost - $2,988,760)	3,010,410

	SHORT-TERM INVESTMENTS - 3.0%
	MONEY MARKET FUND - 3.0%
312,506	Dreyfus Institutional Preferred Government Money Market - Institutional Class, 0.11% ^^ (Cost - $312,506)	312,506

	TOTAL INVESTMENTS - 97.7% (Cost - $10,385,277)	$10,053,939

	OTHER ASSETS LESS LIABILITES - 2.3%	240,157

	NET ASSETS - 100.0%	$10,294,096

ETF - Exchange Traded Fund

ETN - Exchange Traded Note

LP - Limited Partnership

*	Non-income producing securities.

^	Affliliated investment.

^^	Money Market Fund; interest rate reflects seven-day effective yield on May 31, 2020.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
JAMES ALPHA TOTAL HEDGE PORTFOLIO
May 31, 2020

TOTAL RETURN SWAP - 0.2%	Unrealized Gain
The Deutsche Bank Total Return Swap provides exposure to the daily, total returns of the James Alpha Index, a proprietary index of the London Branch of Deutsche Bank AG. The number of shares is 10,137, with a receivable rate of 1.85% The James Alpha Index features a basket of commodity trading advisor (“CTA”) programs selected by James Alpha Advisors, LLC from an approved list of third-party managers offered through Deutsche Bank AG on its DB Select platform. The James Alpha Index comprises a diversified collection of strategy and style types, including trend following, short-term trading, discretionary, global macro, and sector specialists. According to the terms of the swap, James Alpha Advisors, LLC can modify the James Alpha Index as frequently as daily, on a T+1 basis, by adjusting the notional value of the James Alpha Index, or by adding, deleting, or re-weighting the constituent CTA programs. The swap became effective on August 2, 2018, and has a term of three years there from unless terminated earlier. (Notional Value $1,000,000)	$16,684
$16,684

TOTAL RETURN SWAP - (0.1)%	Unrealized Loss
The Goldman Sachs i-Select III Series 88 Excess Return Strategy (“GS i-Select”) is a synthetic rules-based proprietary strategy created by Goldman Sachs International as strategy sponsor. The GS i-Select Index includes strategies of the GS Risk Premia Universe that were selected by James Alpha. The GS i-Select Index is actively managed by James Alpha. The Index features 15 Portfolio Constituents that James Alpha Advisors, LLC determines the daily waiting of each constituent within the GS i-Select Index. The GS i-Select Index is comprised a diversified collection of strategy and style types, including equity, interest rates, FX, commodities, and credit based strategies such as imbalance, volatility carry, carry, momentum, low beta, and quality. According to the terms of the GS i-Select Index, James Alpha Advisors, LLC can modify the GS i-Select Index as frequently as daily, by adjusting the notional value of the GS i-Select Index, or by adding, deleting, or re-weighting the constituent Indexes in the GS i-Select Index. The swap became effective on May 19, 2020, and has a term of one year there from unless terminated earlier. (Notional Value $510,598)	$(1,320)
$(1,320)

+	Foreign currency transactions are done by notional and not by contracts

*	Non-income producing securities Currency Abbreivations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

EUR - Euro

GBP - British Pound

JPY - Japanese Yen

MXN - Mexican Peso

USD - U.S. Dollar

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
JAMES ALPHA TOTAL HEDGE PORTFOLIO
May 31, 2020

James Alpha Deutsche Bank Swap Top 50 Holdings

FUTURES CONTRACTS*

					Unrealized
Number of			Notional Value at		Appreciation/	Percentage of Total Return
Contracts	Open Long Future Contracts	Counterparty	May 31, 2020	Expiration	(Depreciation)	Swap Unrealized Gain
6	2 year Euro-Schatz Future	Deutsche Bank	724,727	6/8/2020	$(762)	(4.57)%
4	3 month Euro (EURIBOR)	Deutsche Bank	979,377	9/30/2020	69	0.41%
2	3 month Euro (EURIBOR)	Deutsche Bank	624,315	12/13/2021	20	0.12%
2	3 month Euro (EURIBOR)	Deutsche Bank	573,673	9/19/2022	(205)	(1.23)%
12	3 month Euro (EURIBOR)	Deutsche Bank	1,842,727	3/17/2021	1,273	7.63%
12	3 month Sterling	Deutsche Bank	1,808,343	3/16/2022	4,584	27.48%
3	3 month Sterling	Deutsche Bank	461,701	12/15/2021	691	4.14%
3	3 month Sterling	Deutsche Bank	454,250	3/15/2023	1,865	11.18%
2	3 month Sterling	Deutsche Bank	277,565	12/16/2020	128	0.77%
1	3 month Sterling	Deutsche Bank	227,142	6/16/2021	123	0.74%
5	3 month Sterling	Deutsche Bank	389,738	6/15/2020	842	5.05%
2	3 year Australian Treasury Bond Future	Deutsche Bank	200,823	9/21/2020	341	2.04%
1	10 year Italian Bond Future	Deutsche Bank	231,696	6/8/2020	(4,785)	(28.68)%
0	10 year US Treasury Notes Future	Deutsche Bank	469,675	6/15/2020	(295)	(1.77)%
4	90 Day Bank Accepted Bill Future	Deutsche Bank	510,894	9/21/2020	908	5.44%
3	90 Day Bank Accepted Bill Future	Deutsche Bank	496,611	12/10/2020	887	5.32%
1	90 Day Bank Accepted Bill Future	Deutsche Bank	195,372	3/11/2021	107	0.64%
6	DAX Index Future	Deutsche Bank	223,246	10/30/2020	225	1.35%
1	DJ EURO STOXX Banks Future	Deutsche Bank	152,679	6/19/2020	3,183	19.08%
1	EURO STOXX 50 Index Future	Deutsche Bank	151,886	6/8/2020	(266)	(1.59)%
1	Euro-BOBL Future	Deutsche Bank	235,203	6/8/2020	1,486	8.91%
9	Eurodollar	Deutsche Bank	2,219,375	3/14/2022	2,438	14.61%
6	Eurodollar	Deutsche Bank	1,454,238	9/19/2022	1,313	7.87%
4	Eurodollar	Deutsche Bank	1,036,540	12/14/2020	(38)	(0.23)%
4	FTSE 100 Index Future	Deutsche Bank	989,636	3/15/2021	981	5.88%
3	DAX Index Future	Deutsche Bank	735,151	3/13/2023	1,177	7.05%
1	DJ EURO STOXX Banks Future	Deutsche Bank	218,216	12/19/2022	557	3.34%
1	EURO STOXX 50 Index Future	Deutsche Bank	187,814	6/14/2021	339	2.03%
7	Euro-BOBL Future	Deutsche Bank	201,506	6/11/2020	4,185	25.08%
5	Eurodollar	Deutsche Bank	156,142	8/12/2020	(410)	(2.46)%
1	Eurodollar	Deutsche Bank	190,722	8/27/2020	(66)	(0.40)%
8	Eurodollar	Deutsche Bank	276,859	9/22/2020	8,662	51.92%
4	F TSE 100 Index Future	Deutsche Bank	138,935	11/20/2020	2,422	14.52%
4	Light Sweet Crude Oil (WTI) Future	Deutsche Bank	148,181	10/30/2020	(3,719)	(22.29)%
2	Nikkei 225 (JPY) Future	Deutsche Bank	402,889	9/28/2020	188	1.13%
3	Nikkei 225 Index	Deutsche Bank	141,256	6/30/2020	3,138	18.81%
2	S&P Canada 60 Index Future	Deutsche Bank	405,028	3/15/2021	95	0.57%
					31,681

					Unrealized
Number of			Notional Value at		Appreciation /	Percentage of Total Return
Contracts	Open Short Future Contracts	Counterparty	May 31, 2020	Expiration	(Depreciation)	Swap Unrealized Gain
(3)	3 month Euro (EURIBOR)	Deutsche Bank	946,989	12/14/2020	40	0.24%
(4)	Brent Crude Monthly Future	Deutsche Bank	159,833	7/31/2020	(1,470)	(8.81)%
(2)	CAD/USD	Deutsche Bank	180,688	6/16/2020	(906)	(5.43)%
(6)	Cocoa Future	Deutsche Bank	156,278	9/15/2020	1,411	8.46%
(1)	EUR/JPY	Deutsche Bank	152,493	6/15/2020	(5,074)	(30.41)%
(3)	EUR/USD	Deutsche Bank	425,703	6/15/2020	(151)	(0.91)%
(13)	Gasoil Monthly Future	Deutsche Bank	384,219	7/10/2020	1,441	8.64%
(4)	Gasoline RBOB Future	Deutsche Bank	156,813	6/30/2020	(5,631)	(33.75)%
(7)	Light Sweet Crude Oil (WTI) Future	Deutsche Bank	234,622	6/22/2020	(12,948)	(77.61)%
(1)	Mini Japanese Goverment Bond Future	Deutsche Bank	185,372	6/12/2020	1,088	6.52%
(4)	NY Harbour ULSD Future	Deutsche Bank	196,300	9/30/2020	3,026	18.14%
(5)	Primary High Grade Aluminium Future	Deutsche Bank	175,962	9/16/2020	(4,335)	(25.98)%
(4)	Soybeans Future	Deutsche Bank	150,806	11/13/2020	(1,323)	(7.93)%
					(24,832)

	TOTAL FUTURES CONTRACTS				$6,849

	All Other Investments				9,835
	Total Unrealized Depreciation of Swap				$16,684

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
JAMES ALPHA TOTAL HEDGE PORTFOLIO
May 31, 2020

Goldman Sachs i-Select III Series 88 Excess Return Strategy Top 50 Holdings

FUTURES CONTRACTS*

Number of			Notional Value at
Contracts	Open Long Future Contracts	Counterparty	May 31, 2020	Expiration
7	10-year Treasury Future	Goldman Sachs	$948,355	9/21/2020
14	2-year Treasury Future	Goldman Sachs	3,146,098	9/30/2020
18	5-year Bobl Future	Goldman Sachs	2,745,846	6/8/2020
15	5-year Treasury Future	Goldman Sachs	1,835,527	9/30/2020
22	5-year Treasury Future	Goldman Sachs	2,788,821	9/30/2020
8	Cooper Future	Goldman Sachs	1,110,537	10/19/2020
9	Cooper Future	Goldman Sachs	1,235,189	11/16/2020
8	Eurodollar Future	Goldman Sachs	1,902,468	9/14/2020
8	Eurodollar Future	Goldman Sachs	1,900,956	12/14/2020
8	Eurodollar Future	Goldman Sachs	1,901,721	3/15/2021
8	Eurodollar Future	Goldman Sachs	1,900,964	6/14/2021
8	Eurodollar Future	Goldman Sachs	1,900,621	9/13/2021
10	Nickel Future	Goldman Sachs	775,790	10/19/2020
12	Nickel Future	Goldman Sachs	863,348	11/16/2020
51	Soybean Future	Goldman Sachs	2,164,375	11/13/2020
16	Sterling Future	Goldman Sachs	2,437,675	9/16/2020
16	Sterling Future	Goldman Sachs	2,436,897	12/16/2020
16	Sterling Future	Goldman Sachs	2,437,240	3/17/2021
16	Sterling Future	Goldman Sachs	2,437,166	6/16/2021
16	Sterling Future	Goldman Sachs	2,437,504	9/15/2021
77	Sugar Future	Goldman Sachs	946,969	6/30/2020
86	Sugar Future	Goldman Sachs	1,057,975	9/30/2020
34	Wheat Future	Goldman Sachs	888,250	7/14/2020
38	Wheat Future	Goldman Sachs	992,156	9/14/2020
15	Zinc Future	Goldman Sachs	766,151	7/13/2020
17	Zinc Future	Goldman Sachs	851,707	8/17/2020

Number of			Notional Value at
Contracts	Open Short Future Contracts	Counterparty	May 31, 2020	Expiration
7	10-year Bund Future	Goldman Sachs	1,356,235	6/8/2020
1	10-year JGB Future	Goldman Sachs	930,603	6/11/2020
9	2-year Schatz Future	Goldman Sachs	1,140,179	9/8/2020
8	Cooper Future	Goldman Sachs	1,096,271	7/13/2020
9	Cooper Future	Goldman Sachs	1,220,179	8/17/2020
79	Corn Future	Goldman Sachs	1,333,483	12/14/2020
41	Cotton Future	Goldman Sachs	1,165,065	12/8/2020
10	Nickel Future	Goldman Sachs	766,580	7/13/2020
12	Nickel Future	Goldman Sachs	853,609	8/17/2020
21	Soybean Future	Goldman Sachs	884,243	7/14/2020
23	Soybean Future	Goldman Sachs	995,347	11/13/2020
86	Sugar Future	Goldman Sachs	1,050,932	9/30/2020
95	Sugar Future	Goldman Sachs	1,239,020	2/26/2021
78	Wheat Future	Goldman Sachs	2,088,534	12/14/2020
16	Zinc Future	Goldman Sachs	791,792	10/19/2020
18	Zinc Future	Goldman Sachs	881,425	11/16/2020

EQUITY FORWARDS

Number of			Notional Value at
Contracts	Open Short Equity Forwards	Counterparty	May 31, 2020	Expiration	Exercise Price	Market Value
573	Amazon	Goldman Sachs	1,399,122	6/19/2020	$2,440	$(1,723)
3,834	Apple	Goldman Sachs	1,219,131	6/19/2020	$318	(1,967)
3,746	Facebook	Goldman Sachs	843,298	6/19/2020	$225	(674)
4,955	Microsoft	Goldman Sachs	908,007	6/19/2020	$183	(3,861)
						(8,224)

WRITTEN PUT OPTIONS

Number of			Notional Value at
Contracts	Open Written Put Options	Counterparty	May 31, 2020	Expiration	Exercise Price	Market Value
(3,107)	S&P 500 Index	Goldman Sachs	9,457,752	6/5/2020	$2,745	(3,262)
(9,814)	S&P 500 Index	Goldman Sachs	29,878,289	6/5/2020	$2,755	(11,041)
(3,061)	S&P 500 Index	Goldman Sachs	9,319,275	6/5/2020	$2,830	(6,888)
(657)	S&P 500 Index	Goldman Sachs	1,998,928	6/5/2020	$3,045	(7,413)
						(28,604)

*	The GS i-Select invests in 15 Portfolio Constituents which do not trade individual futures, therefore the Futures do not have any individual unrealized gains/losses.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
JAMES ALPHA TOTAL HEDGE PORTFOLIO
May 31, 2020

					Unrealized
	Settlement		Local	U.S. Dollar	Appreciation/
Foreign Currency	Date	Counterparty*	Currency	Value	(Depreciation)
To Buy:
Canadian Dollar	6/24/2020	BNY	37,761	$27,320	$304
Japanese Yen	6/24/2020	BNY	2,236,653	20,767	(86)
Mexican Peso	6/24/2020	BNY	21,014	946	55
Swiss Franc	6/24/2020	BNY	8,190	8,530	75
				57,563	$348

	Settlement		Local	U.S. Dollar	Unrealized
Foreign Currency	Date	Counterparty	Currency	Value	Depreciation
To Sell:
Australian Dollar	6/24/2020	BNY	(50,690)	$(33,649)	$(654)
British Pound	6/24/2020	BNY	(101,151)	(125,065)	(1,590)
Euro	6/24/2020	BNY	(120,434)	(134,025)	(3,122)
				$(292,739)	$(5,366)

Total Unrealized Depreciation On Forward Currency Contracts					$(5,018)

*	BNY- Bank of New York

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited)
JAMES ALPHA STRUCTURED CREDIT VALUE PORTFOLIO
May 31, 2020

Principal		Variable Rate	Coupon Rate (%)	Maturity	Value
	BONDS & NOTES - 94.2%
	ASSET BACKED SECURITIES - 82.2%
$68,106	ABFC 2004-OPT2 Trust (a)	1 Month LIBOR + 0.56%	0.728	10/25/2033	$58,542
47,063	AccessLex Institute (a)	3 Month LIBOR + 0.40%	1.391	10/25/2035	40,339
75,619	Adjustable Rate Mortgage Trust 2005-10		4.030	1/25/2036	67,345
466,809	ALESCO Preferred Funding VI Ltd. (a,c)	3 Month LIBOR + 0.47%	1.665	3/23/2035	439,990
76,212	Alternative Loan Trust 1998-4 (d)		6.739	8/25/2028	79,700
33,300	Alternative Loan Trust 2003-22CB		5.750	12/25/2033	34,857
272,027	Alternative Loan Trust 2003-J3		5.250	11/25/2033	273,999
23,071	Alternative Loan Trust 2004-16CB		5.500	7/25/2034	23,975
127,121	Alternative Loan Trust 2004-28CB		6.000	1/25/2035	124,750
215,558	Alternative Loan Trust 2004-J10		6.000	9/25/2034	227,602
89,170	Alternative Loan Trust 2004-J11		7.250	8/25/2032	95,352
678,360	Alternative Loan Trust 2004-J4 (a)	1 Month LIBOR + 0.58%	0.748	6/25/2034	663,233
180,403	Alternative Loan Trust 2004-J8		7.000	8/25/2034	190,863
83,746	Alternative Loan Trust 2005-14 (a)	1 Month LIBOR + 0.21%	0.378	5/25/2035	74,067
70,903	Alternative Loan Trust 2005-54CB		5.500	11/25/2035	63,617
237,277	Alternative Loan Trust 2005-6CB		5.500	4/25/2035	234,197
81,877	Alternative Loan Trust 2005-J11		5.500	11/25/2035	66,909
53,492	Alternative Loan Trust 2005-J11		6.000	10/25/2035	37,925
107,870	Alternative Loan Trust 2006-40T1		6.000	12/25/2036	50,196
50,000	Alternative Loan Trust Resecuritization 2005-12R		6.000	11/25/2034	46,906
129,982	American Residential Home Equity Loan Trust 1998-1 (a)	1 Month LIBOR + 2.18%	2.343	5/25/2029	122,171
723,000	Arbor Multifamily Mortgage Securities Trust 2020-MF1 (c)		1.750	5/15/2053	515,499
1,000,000	Arbor Multifamily Mortgage Securities Trust 2020-MF1 (c)		1.750	5/15/2053	654,200
152,614	ARCap 2003-1 Resecuritization Trust (c)		7.110	8/20/2038	149,008
1,120,879	Aspen Funding I Ltd.		9.060	7/10/2037	1,104,261
381,000	BAMLL Re-REMIC Trust 2016-FRR13 (b,c)		1.596	8/27/2045	332,376
31,451	Banc of America Alternative Loan Trust 2003-8		5.500	10/25/2033	31,718
73,956	Banc of America Funding 2005-E Trust (a)	COF 11 + 1.43%	2.314	6/20/2035	53,250
1,690,871	Banc of America Funding 2005-F Trust (b)		4.233	9/20/2035	1,441,322
20,442	Banc of America Funding 2006-D Trust (b)		4.249	5/20/2036	17,574
168,038	Banc of America Funding 2007-2 Trust		6.000	3/25/2037	34,347
29,191	Banc of America Mortgage 2002-L Trust (b)		3.247	12/25/2032	22,790
84,954	Bayview Commercial Asset Trust 2005-2 (a,c)	1 Month LIBOR + 1.15%	1.318	8/25/2035	58,771
718,823	Bayview Commercial Asset Trust 2007-3 (a,c)	1 Month LIBOR + 0.34%	0.508	7/25/2037	591,491
1,751,157	Bayview Commercial Asset Trust 2007-3 (a,c)	1 Month LIBOR + 0.50%	0.668	7/25/2037	1,409,846
48,469	Bayview Financial Acquisition Trust (d)		6.096	12/28/2036	49,132
102,655	Bayview Financial Revolving Asset Trust 2004-B (a,c)	1 Month LIBOR + 1.00%	1.169	5/28/2039	85,377
785,560	BCAP LLC 2010-RR2 Trust (b,c)		5.000	12/26/2036	791,674
9,019	Bear Stearns ALT-A Trust 2004-11 (b)		3.536	11/25/2034	8,246
90,290	Bear Stearns ARM Trust 2003-5 (b)		4.658	8/25/2033	84,332
10,574	Bear Stearns ARM Trust 2003-7 (b)		4.109	10/25/2033	10,288
156,747	Bear Stearns ARM Trust 2004-6 (b)		4.606	9/25/2034	132,460
1,065,184	Bear Stearns Asset Backed Securities Trust 2003-1 (a)	1 Month LIBOR + 1.00%	1.168	11/25/2042	996,613
880,915	Bear Stearns Asset Backed Securities Trust 2003-2 (a)	1 Month LIBOR + 1.80%	1.968	3/25/2043	878,973
381,617	Bear Stearns Home Loan Owner Trust 2001-A (d)		10.500	2/15/2031	400,717
399,809	Bellemeade Re 2019-3 Ltd. (a,c)	1 Month LIBOR + 1.60%	1.768	7/25/2029	364,661
225,000	Bellemeade Re 2019-4 Ltd. (a,c)	1 Month LIBOR + 2.50%	2.668	10/25/2029	203,175
750,000	BlueMountain CLO 2013-2 Ltd. (a,c)	3 Month LIBOR + 1.30%	2.398	10/22/2030	691,508
259,235	Cascade Funding Mortgage Trust 2019-RM3 (b,c)		4.000	6/25/2069	187,576
1,000,000	Cascade MH Asset Trust 2019-MH1 (b,c)		5.985	11/1/2044	952,607
1,230,695	CDC Mortgage Capital Trust 2004-HE1 (a)	1 Month LIBOR + 0.86%	1.023	6/25/2034	1,293,222
156,955	CDMC Mortgage Pass-Through Certificates Series 2004-4 (b)		5.691	9/25/2034	163,420
300,000	CFMT 2020-HB3 LLC (b,c)		6.284	5/25/2030	300,000
256,213	Chase Funding Loan Acquisition Trust Series 2004-AQ1 (a)	1 Month LIBOR + 2.93%	3.093	5/25/2034	248,494
70,207	Chase Funding Loan Acquisition Trust Series 2004-OPT1 (a)	1 Month LIBOR + 2.63%	2.793	6/25/2034	68,871
12,343	Chase Funding Trust Series 2002-4 (a)	1 Month LIBOR + 0.74%	0.908	10/25/2032	12,001
144,171	Chase Mortgage Finance Trust Series 2004-S2		5.500	2/25/2034	144,284
348,162	Chase Mortgage Finance Trust Series 2007-S3		6.000	5/25/2037	90,302
622,114	Chase Mortgage Finance Trust Series 2007-S3		0.000	5/25/2037	255,113
170,469	CHL Mortgage Pass-Through Trust 2002-19		6.250	11/25/2032	169,085
183,026	CHL Mortgage Pass-Through Trust 2004-6 (b)		4.364	5/25/2034	173,069
152,102	CHL Mortgage Pass-Through Trust 2004-9		5.250	6/25/2034	146,949
107,044	CHL Mortgage Pass-Through Trust 2004-HYB5 (b)		3.891	4/20/2035	96,430
108,487	CHL Mortgage Pass-Through Trust 2004-J9		5.500	1/25/2035	108,939
850,362	CHL Mortgage Pass-Through Trust 2005-J2		5.000	8/25/2035	677,048
164,637	CHL Mortgage Pass-Through Trust 2006-J1		6.000	2/25/2036	113,506
60,401	CHL Mortgage Pass-Through Trust 2007-15		6.500	9/25/2037	38,304
47,600	Citicorp Mortgage Securities REMIC Pass-Through Certificates Trust Series 2005-7		5.000	10/25/2020	48,836
166,626	Citicorp Mortgage Securities Trust Series 2007-2		0.000	2/25/2037	112,009
121,131	Citigroup Global Markets Mortgage Securities VII, Inc. (b)		5.829	7/25/2024	57,757
15,055	Citigroup Global Markets Mortgage Securities VII, Inc. (b)		4.664	9/25/2032	12,503

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
JAMES ALPHA STRUCTURED CREDIT VALUE PORTFOLIO
May 31, 2020

Principal		Variable Rate	Coupon Rate (%)	Maturity	Value
	BONDS & NOTES - 94.2% (Continued)
	ASSET BACKED SECURITIES - 82.2% (Continued)
$500,000	Citigroup Mortgage Loan Trust 2010-7 (b,c)		5.077	7/25/2036	$488,855
85,604	Citigroup Mortgage Loan Trust 2010-9 (c,d)		5.702	3/25/2037	83,849
82,201	Citigroup Mortgage Loan Trust, Inc.		6.750	8/25/2034	87,157
101,790	CitiMortgage Alternative Loan Trust Series 2007-A6		6.000	6/25/2037	98,215
185,000	COMM 2013-GAM (c)		3.367	2/10/2028	181,885
130,000	COMM 2014-UBS5 Mortgage Trust (b)		4.514	9/10/2047	120,408
583,210	Credit Suisse First Boston Mortgage Securities Corp. (b)		7.192	1/25/2032	563,817
143,558	Credit Suisse First Boston Mortgage Securities Corp.		5.500	6/25/2033	144,576
462,738	Credit Suisse First Boston Mortgage Securities Corp.		5.500	10/25/2033	492,181
154,246	Credit Suisse First Boston Mortgage Securities Corp.		5.500	10/25/2033	163,883
447,870	Credit Suisse First Boston Mortgage Securities Corp.		5.500	10/25/2034	430,301
4,149,163	Credit Suisse First Boston Mortgage Securities Corp. (a)	1 Month LIBOR + 19.53%	19.062	9/25/2035	4,251,268
169,418	Credit Suisse First Boston Mortgage Securities Corp. (a)	1 Month LIBOR + 0.65%	0.818	9/25/2035	125,276
8,509	Credit-Based Asset Servicing and Securitization LLC (d)		5.062	9/25/2032	8,731
1,000,000	CSAIL 2017-CX10 Commercial Mortgage Trust (c)		3.945	11/15/2037	882,500
280,009	CSFB Mortgage-Backed Pass-Through Certificates Series 2003-AR18 (b)		3.627	7/25/2033	264,244
122,706	CSFB Mortgage-Backed Pass-Through Certificates Series 2003-AR24 (b)		3.488	10/25/2033	118,426
256,621	CSFB Mortgage-Backed Pass-Through Certificates Series 2004-4		6.000	8/25/2034	264,815
12,046	CSFB Mortgage-Backed Pass-Through Certificates Series 2005-10		5.250	11/25/2020	7,716
62,229	CSFB Mortgage-Backed Pass-Through Certificates Series 2005-3		5.750	7/25/2035	63,863
29,596	CSFB Mortgage-Backed Trust Series 2004-7		5.250	11/25/2034	30,202
400,000	CSMC 2014-USA OA LLC (c)		4.373	9/15/2037	166,000
85,575	CSMC Series 2009-4R (b,c)		3.392	4/25/2036	85,418
91,980	CSMC Series 2014-2R (b,c)		3.000	1/27/2037	91,782
319,639	CSMC Trust 2007-5R		6.500	7/26/2036	139,590
600,000	Cutwater 2014-II Ltd. (a,c)	3 Month LIBOR + 3.75%	4.969	1/15/2027	483,425
1,000,000	Deerpath Capital CLO 2018-1 Ltd. (a,c)	3 Month LIBOR + 3.50%	4.719	1/15/2031	900,510
1,000,000	Deerpath Capital CLO 2020-1 Ltd. (a,c)	3 Month LIBOR + 3.90%	5.268	4/17/2032	785,436
249,881	Delta Funding Home Equity Loan Trust 1999-2 (a)	1 Month LIBOR + 0.64%	0.824	8/15/2030	212,364
202,725	Delta Funding Home Equity Loan Trust 1999-3 (d)		8.061	9/15/2029	205,700
46,143	Deutsche Mortgage Sec Inc. Mort Loan Tr Ser 2004-1		5.500	9/25/2033	48,124
5,095	DLJ Mortgage Acceptance Corp. (a)		6.750	1/25/2024	4,196
77,223	DSLA Mortgage Loan Trust 2004-AR4 (a)	1 Month LIBOR + 0.36%	0.532	1/19/2045	64,043
862,386	Eagle RE 2018-1 Ltd. (a,c)	1 Month LIBOR + 1.70%	1.868	11/25/2028	829,645
295,000	EdLinc Student Loan Funding Trust 2012-1 (a,c)	1 Month LIBOR + 4.24%	4.408	11/26/2040	342,893
300,544	EdLinc Student Loan Funding Trust 2017-A (a,c)	PRIME Rate - 1.15%	3.600	12/1/2047	273,892
500,000	Ellington Clo III Ltd. (a)	3 Month LIBOR + 3.74%	4.875	7/20/2030	373,622
168,053	Fannie Mae Connecticut Avenue Securities (a)	1 Month LIBOR + 5.25%	5.418	10/25/2023	139,345
300,858	Fannie Mae Connecticut Avenue Securities (a)	1 Month LIBOR + 2.20%	2.368	1/25/2030	279,479
295,942	Finance of America Structured Securities Trust 2019-HB1 (b,c)		3.278	4/25/2029	297,133
396,395	Financial Asset Securities Corp AAA Trust 2005-1 (a,c)	1 Month LIBOR + 0.38%	0.550	2/27/2035	379,542
315,083	Financial Asset Securities Corp AAA Trust 2005-1 (a,c)	1 Month LIBOR + 0.41%	0.579	2/27/2035	280,302
101,756	First Alliance Mortgage Loan Trust 1999-1 (d)		7.180	6/20/2030	102,260
101,221	First Horizon Alternative Mortgage Securities Trust 2007-FA4		6.250	8/25/2037	69,484
73,054	First Horizon Mortgage Pass-Through Trust 2005-AR5 (b)		4.500	11/25/2035	61,248
150,000	Foursight Capital Automobile Receivables Trust 2020-1 (c)		4.620	6/15/2027	112,718
14,127	Freddie Mac Structured Pass-Through Certificates (a)	1 Month LIBOR + 0.13%	0.298	8/25/2031	14,082
28,202	Freddie Mac Structured Pass-Through Certificates (a)	12 Month TA + 1.40%	3.270	7/25/2044	29,403
62,355	Freddie Mac Structured Pass-Through Certificates (a)	12 Month TA + 1.20%	3.128	2/25/2045	62,637
200,000	GC FTPYME Pastor 4 FTA (a)	3 Month EURO + 2.40%	2.180	7/15/2045	116,017
153,516	GE Capital Mortgage Services Inc 1999-HE1 Trust (b)		6.700	4/25/2029	158,926
80,423	GE-WMC Asset-Backed Pass-Through Certificates Series 2005-2 (a)	1 Month LIBOR + 0.66%	0.828	12/25/2035	58,008
30,239	GMACM Mortgage Loan Trust 2005-AR3 (b)		3.723	6/19/2035	27,783
1,300,110	GSMPS Mortgage Loan Trust 2004-4 (a,c)	1 Month LIBOR + 0.40%	0.568	6/25/2034	1,089,510
244,991	GSMPS Mortgage Loan Trust 2004-4 (c)		7.500	6/25/2034	260,179
50,057	GSMPS Mortgage Loan Trust 2005-RP2 (a,c)	1 Month LIBOR + 0.35%	0.518	3/25/2035	44,590
321,200	GSR Mortgage Loan Trust 2004-11 (b)		4.781	9/25/2034	307,791
170,427	GSR Mortgage Loan Trust 2004-13F		4.250	11/25/2034	171,517
21,127	GSR Mortgage Loan Trust 2005-6F		5.250	7/25/2035	20,818
35,375	GSR Mortgage Loan Trust 2005-8F		6.000	11/25/2035	23,650
197,988	GSR Mortgage Loan Trust 2005-AR1 (b)		3.381	1/25/2035	178,573
26,297	GSR Mortgage Loan Trust 2005-AR3 (a)	1 Month LIBOR + 0.44%	0.608	5/25/2035	22,784
47,084	GSR Mortgage Loan Trust 2005-AR6 (b)		3.872	9/25/2035	45,547
185,038	GSR Mortgage Loan Trust 2006-1F		6.000	2/25/2036	139,599
750,000	Halcyon Loan Advisors Funding 2013-1 Ltd. (a,c)	3 Month LIBOR + 3.50%	4.719	4/15/2025	673,477
1,250,000	Halcyon Loan Advisors Funding 2013-2 Ltd. (a,c)	3 Month LIBOR + 3.80%	4.487	8/1/2025	911,298
1,150,000	Halcyon Loan Advisors Funding 2015-1 Ltd. (a,c)	3 Month LIBOR + 1.55%	2.685	4/20/2027	1,117,948
500,000	Harvest Commercial Capital Loan Trust 2019-1 (b,c)		5.730	11/25/2031	328,747
3,985,477	Harvest Commercial Capital Loan Trust 2019-1 (b,c)		3.290	9/25/2046	3,847,888
62,301	Home Loan Mortgage Loan Trust 2005-1 (a)	1 Month LIBOR + 0.72%	0.904	4/15/2036	51,589

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
JAMES ALPHA STRUCTURED CREDIT VALUE PORTFOLIO
May 31, 2020

Principal		Variable Rate	Coupon Rate (%)	Maturity	Value
	BONDS & NOTES - 94.2% (Continued)
	ASSET BACKED SECURITIES - 82.2% (Continued)
$85,000	HomeBanc Mortgage Trust 2005-3 (a)	1 Month LIBOR + 0.51%	0.678	7/25/2035	$78,787
241,025	HSI Asset Loan Obligation Trust 2007-1		6.500	6/25/2037	129,534
156,758	Impac CMB Trust Series 2003-2F (d)		6.570	1/25/2033	157,483
63,508	Impac CMB Trust Series 2004-7 (a)	1 Month LIBOR + 1.80%	1.968	11/25/2034	62,407
361,110	Impac Secured Assets CMN Owner Trust		6.000	8/25/2033	365,052
14,461	IndyMac INDX Mortgage Loan Trust 2004-AR11 (b)		3.816	12/25/2034	13,737
66,324	IndyMac INDX Mortgage Loan Trust 2005-AR15 (b)		3.566	9/25/2035	53,358
272,502	JP Morgan Alternative Loan Trust (a)	1 Month LIBOR + 7.15%	6.982	12/25/2035	83,625
362,081	JP Morgan Chase Commercial Mortgage Securities Trust 2006-LDP9		5.337	5/15/2047	271,561
128,833	JP Morgan Chase Commercial Mortgage Securities Trust 2015-FL7 (a,c)	1 Month LIBOR + 3.75%	3.934	5/15/2028	125,443
238,461	JP Morgan Mortgage Trust 2004-A5 (b)		4.618	12/25/2034	234,352
63,322	JP Morgan Mortgage Trust 2005-A7 (b)		4.108	10/25/2035	61,770
35,266	JP Morgan Mortgage Trust 2006-A4 (b)		4.002	6/25/2036	29,227
2,137,679	Legacy Mortgage Asset Trust 2018-GS2 (c,d)		4.000	4/25/2058	2,117,070
1,870,165	Legacy Mortgage Asset Trust 2018-SL1 (b,c)		4.000	2/25/2058	1,868,649
1,764,839	Legacy Mortgage Asset Trust 2019-SL3 (c,d)		3.474	11/25/2061	1,736,742
41,250	MASTR Adjustable Rate Mortgages Trust 2003-1 (b)		3.934	12/25/2032	33,806
32,194	MASTR Adjustable Rate Mortgages Trust 2003-2 (b)		4.122	7/25/2033	30,551
50,794	MASTR Adjustable Rate Mortgages Trust 2003-6 (b)		3.484	12/25/2033	47,725
274,163	MASTR Adjustable Rate Mortgages Trust 2003-6 (b)		3.861	12/25/2033	263,696
252,017	MASTR Alternative Loan Trust 2003-3 (b)		6.142	5/25/2033	240,524
72,828	MASTR Alternative Loan Trust 2003-7		6.500	12/25/2033	78,183
276,263	MASTR Alternative Loan Trust 2004-1		5.500	2/25/2034	282,626
611,949	MASTR Alternative Loan Trust 2004-3		6.500	4/25/2034	635,064
661,295	MASTR Alternative Loan Trust 2004-6		6.500	7/25/2034	654,630
63,930	MASTR Alternative Loan Trust 2004-7		6.000	6/25/2034	69,140
2,454	MASTR Alternative Loan Trust 2005-1		5.500	1/25/2023	2,341
74,379	MASTR Alternative Loan Trust 2007-1		0.000	10/25/2036	49,690
361,080	Mastr Asset Backed Securities Trust 2005-NC1 (a)	1 Month LIBOR + 0.75%	0.918	12/25/2034	342,952
28,334	MASTR Asset Securitization Trust 2004-1		5.500	2/25/2034	27,873
24,433	MASTR Reperforming Loan Trust 2005-2 (c)		8.000	5/25/2035	23,895
100,000	Mastr Specialized Loan Trust (a,c)	1 Month LIBOR + 0.75%	0.918	11/25/2035	95,558
42,002	Merrill Lynch Mortgage Investors Trust Series 2003-A6 (b)		4.036	9/25/2033	38,750
387,037	Merrill Lynch Mortgage Investors Trust Series MLCC 2006-1 (b)		3.678	2/25/2036	362,816
97,046	Merrill Lynch Mortgage Investors Trust Series MLCC 2006-2 (b)		3.625	5/25/2036	87,915
54,000	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C20 (c)		3.071	2/15/2048	34,275
100,000	Morgan Stanley Capital I Trust 2015-MS1 (b,c)		4.031	5/15/2048	72,196
220,000	Morgan Stanley Capital I Trust 2018-H3 (b)		4.429	7/15/2051	216,219
37,292	Morgan Stanley Dean Witter Capital I Inc. Trust 2003-HYB1 (b)		3.277	3/25/2033	35,713
61,105	Morgan Stanley Mortgage Loan Trust 2004-8AR (b)		3.981	10/25/2034	60,724
113,108	Morgan Stanley Mortgage Loan Trust 2005-10		6.000	12/25/2035	81,177
370,039	Morgan Stanley Mortgage Loan Trust 2006-1AR		0.650	2/25/2036	3,257
38,927	Morgan Stanley Mortgage Loan Trust 2006-8AR (b)		3.662	6/25/2036	36,008
324,114	MortgageIT Trust 2004-2 (a)	1 Month LIBOR + 3.23%	3.393	12/25/2034	320,366
694,723	MortgageIT Trust 2005-3 (a)	1 Month LIBOR + 0.80%	0.963	8/25/2035	656,456
49,424	Multi Security Asset Trust LP Commercial Mortgage-Backed Securities Pass-Through (b,c)		4.780	11/28/2035	14,148
228,376	NACC Reperforming Loan REMIC Trust 2004-R1 (c)		7.500	3/25/2034	228,743
138,599	Nomura Asset Acceptance Corp. Alternative Loan Trust Series 2007-1 (d)		5.957	3/25/2047	138,399
106,057	NovaStar Mortgage Funding Trust Series 2003-2 (a)	1 Month LIBOR + 4.73%	4.893	9/25/2033	106,207
1,336,000	Oaks Mortgage Trust Series 2015-1 (b,c)		3.807	4/25/2046	1,134,765
56,944	Option One Mortgage Loan Trust 2002-3 (a)	1 Month LIBOR + 0.50%	0.668	8/25/2032	55,643
500,000	Peaks CLO 2 Ltd. (a,c)	3 Month LIBOR + 3.60%	4.735	7/20/2031	462,817
913,446	People’s Choice Home Loan Securities Trust Series 2004-1 (a)	1 Month LIBOR + 0.89%	1.053	6/25/2034	835,232
45,055	PHEAA Student Loan Trust 2015-1 (a,c)	1 Month LIBOR + 0.60%	0.768	10/25/2041	44,058
19,868	PHH Mortgage Trust Series 2008-CIM1 (a)	1 Month LIBOR + 2.25%	2.620	5/25/2038	19,055
1,000,000	PNMAC GMSR ISSUER TRUST 2018-GT2 (a,c)	1 Month LIBOR + 2.65%	2.818	8/25/2025	882,493
955,017	Pretium Mortgage Credit Partners I 2020-NPL1 LLC (c,d)		2.858	5/27/2059	870,214
121,899	Provident Funding Mortgage Loan Trust 2004-1 (b)		4.273	4/25/2034	114,388
40,090	Provident Funding Mortgage Loan Trust 2004-1 (b)		4.000	4/25/2034	35,126
70,455	RAAC Series 2005-SP1 Trust		7.000	9/25/2034	73,409
223,485	Radnor RE 2019-1 Ltd. (a,c)	1 Month LIBOR + 1.95%	2.118	2/25/2029	222,011
140,905	RALI Series 2005-QA12 Trust (b)		4.461	12/25/2035	84,181
370,000	RAMP Series 2006-EFC1 Trust (a)	1 Month LIBOR + 0.43%	0.598	2/25/2036	307,311
70,000	RBS Commercial Funding Inc. 2013-GSP Trust (b,c)		3.834	1/15/2032	66,046
62,807	RBSGC Mortgage Loan Trust 2007-B (b)		4.671	7/25/2035	56,237
727,064	RBSGC Structured Trust 2008-A (c)		5.500	11/25/2035	701,890

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
JAMES ALPHA STRUCTURED CREDIT VALUE PORTFOLIO
May 31, 2020

Principal		Variable Rate	Coupon Rate (%)		Maturity	Value
	BONDS & NOTES - 94.2% (Continued)
	ASSET BACKED SECURITIES - 82.2% (Continued)
$91,573	RBSSP Resecuritization Trust 2009-1 (b,c)		6.000		8/26/2035	$94,101
214,561	RBSSP Resecuritization Trust 2009-1 (b,c)		6.000		8/26/2035	194,357
137,624	RBSSP Resecuritization Trust 2009-10 (b,c)		16.410		1/26/2037	166,899
189,985	RBSSP Resecuritization Trust 2009-9 (b,c)		13.596		4/26/2036	213,410
1,500,000	Ready Capital Mortgage Trust 2019-5 (b,c)		5.459		2/25/2052	1,313,432
500,000	ReadyCap Commercial Mortgage Trust 2019-6 (b,c)		4.931		10/25/2052	418,133
281,673	Renaissance Home Equity Loan Trust 2002-3 (a)	1 Month LIBOR + 2.55%	2.718		12/25/2032	276,486
330,801	Resecuritization Pass-Through Trust 2005-8R		6.000		10/25/2034	329,923
12,000	Residential Asset Securitization Trust 2002-A12		5.750		11/25/2032	12,331
403,940	Residential Asset Securitization Trust 2003-A15		4.250		2/25/2034	411,831
229,506	Residential Asset Securitization Trust 2003-A15 (b)		5.600		2/25/2034	193,316
44,699	Residential Asset Securitization Trust 2004-A3		5.250		6/25/2034	44,691
583	RFMSI Series 2006-SA2 Trust (b)		5.087		8/25/2036	556
200,000	RMF Buyout Issuance Trust 2020-1 (b,c)		4.191		2/25/2030	180,000
12,454	Ryland Mortgage Securities Corp. (b)		0.000		4/29/2030	12,308
62,328	Saxon Asset Securities Trust 2001-2 (d)		7.170		3/25/2029	67,069
302,680	Saxon Asset Securities Trust 2003-3 (d)		4.587		12/25/2033	305,196
48,428	Seasoned Credit Risk Transfer Trust Series 2017-3		0.000		7/25/2056	5,207
655,751	Security National Mortgage Loan Trust 2005-2 (b,c)		6.213		2/25/2036	678,352
1,551,272	Security National Mortgage Loan Trust 2006-3 (b,c)		5.830		1/25/2037	1,545,402
67,686	Sequoia Mortgage Trust 2004-10 (a)	1 Month LIBOR + 0.62%	0.791		11/20/2034	62,279
32,346	Sequoia Mortgage Trust 2004-8 (a)	1 Month LIBOR + 0.70%	0.871		9/20/2034	30,826
108,170	Sequoia Mortgage Trust 2005-2 (a)	1 Month LIBOR + 0.22%	0.391		3/20/2035	99,516
420,000	SFAVE Commercial Mortgage Securities Trust 2015-5AVE (b,c)		4.388		1/5/2043	292,182
128,758	SG Residential Mortgage Trust 2019-3 (b,c)		2.703		9/25/2059	128,850
360,000	Shops at Crystals Trust 2016-CSTL (b,c)		3.731		7/5/2036	168,676
40,000	SLM Student Loan Trust 2012-7 (a)	1 Month LIBOR + 1.80%	1.968		9/25/2043	34,651
213,328	Southern Pacific Secured Asset Corp.		7.320		5/25/2027	212,884
85,292	Spruce Hill Mortgage Loan Trust 2020-SH1 (b,c)		2.521		1/28/2050	82,998
625,193	Spruce Hill Mortgage Loan Trust 2020-SH1 (b,c)		2.624		1/28/2050	608,397
500,000	Steele Creek Clo 2018-2 Ltd. (a,c)	3 Month LIBOR + 3.40%	3.786		8/18/2031	392,843
47,572	Structured Adjustable Rate Mortgage Loan Trust Series 2005-15 (b)		3.807		7/25/2035	34,509
13,869	Structured Adjustable Rate Mortgage Loan Trust Series 2006-8 (a)	1 Month LIBOR + 0.38%	0.548		9/25/2036	11,826
47,769	Structured Asset Securities Corp. (a)	1 Month LIBOR + 0.78%	1.765		12/25/2033	41,306
101,449	Structured Asset Securities Corp Pass-Through Certificates Series 2002-AL1		3.450		2/25/2032	98,584
1,000,000	Telos CLO 2014-5 Ltd. (a,c)	3 Month LIBOR + 1.48%	2.615		4/17/2028	954,635
688,359	Terwin Mortgage Trust 2004-1HE (a,c)	1 Month LIBOR + 2.48%	2.643		2/25/2034	610,719
1,000,000	Tidewater Auto Receivables Trust 2020-A (c)		1.910		9/15/2026	968,423
474,285	TRIP Rail Master Funding LLC (c)		6.024		7/15/2041	488,717
806,207	Upgrade Pass-Thru Trust VII (c)		14.784		1/15/2025	691,587
2,144,000	Velocity Commercial Capital Loan Trust 2016-2 (b,c)		8.629		10/25/2046	2,014,365
519,541	Verus Securitization Trust 2020-1 (b,c)		2.724		1/25/2060	520,574
626,477	WaMu Mortgage Pass-Through Certificates Series 2003-S4 (b)		5.643		6/25/2033	627,219
88,929	WaMu Mortgage Pass-Through Certificates Series 2005-AR1 Trust (a)	1 Month LIBOR + 0.64%	0.808		1/25/2045	86,569
75,962	WaMu Mortgage Pass-Through Certificates Series 2006-AR11 Trust (a)	COF 11 + 1.50%	2.489		9/2/2046	71,995
98,055	WaMu Mortgage Pass-Through Certificates Series 2006-AR2 Trust (b)		3.705		3/25/2036	89,545
112,685	Washington Mutual MSC Mortgage Pass-Through Certificates Series 2003-MS2 Trust		5.750		2/25/2033	114,134
17,946	Washington Mutual MSC Mortgage Pass-Through Certificates Series 2005-RA1 Trust (b,c)		3.923		1/25/2035	14,502
66,615	Waterfall Commercial Mortgage Trust 2015-SBC5 (b,c)		4.104		9/14/2022	65,683
1,500,000	West CLO 2014-2 Ltd. (a,c)	3 Month LIBOR + 2.65%	3.826		1/16/2027	1,411,383
265,000	WF-RBS Commercial Mortgage Trust 2011-C2 (b,c)		5.174		2/15/2044	263,841
100,000	WFRBS Commercial Mortgage Trust 2014-C24 (b)		4.204		11/15/2047	89,978
1,000,000	XCALI 2020-2 Mortgage Trust (a,c)	1 Month LIBOR + 2.00%	4.050		2/7/2023	941,035
1,365,000	Z Capital Credit Partners CLO 2015-1 Ltd. (a,c)	3 Month LIBOR + 1.45%	2.626		7/16/2027	1,212,715
1,000,000	Z Capital Credit Partners CLO 2018-1 Ltd. (a,c)	3 Month LIBOR + 2.45%	3.626		1/16/2031	980,396
1,000,000	Z Capital Credit Partners CLO 2019-1 Ltd. (a,c)	3 Month LIBOR + 5.25%	6.426		7/15/2031	936,189
500,000	Zais Clo 13 Ltd. (a,c)	3 Month LIBOR + 4.52%	5.739		7/15/2032	433,930
						85,979,906
	BANKS - 12.0%
500,000	Argentine Republic Government International Bond		7.1250		6/28/2117	177,898
190,000	Bank of Nova Scotia (a)	(4(USISDA30-USISDA02)-3)	0.0001		6/27/2033	114,950
142,000	BNP Paribas SA (a)	4*(CMS30-CMS5)	1.2600	*	4/30/2033	94,430
160,000	Citigroup Global Markets Holdings, Inc. (a)	(50*(USISDA30-USISDA02))	10.0000		12/26/2028	152,000
615,000	Citigroup Global Markets Holdings, Inc. (a)	(50*(USISDA30-USISDA02))	11.5000		11/21/2038	584,250
228,000	Citigroup, Inc. (a)	(5*(USISDA30-USISDA02))	1.3500		7/30/2034	152,190
444,000	Credit Suisse AG (a)	(8*(USISDA30-USISDA02))	2.8560		2/27/2030	337,440
580,000	GS Finance Corp. (a)	(20*(USISDA30-USISDA02))	4.5600		11/30/2031	539,400
387,000	GS Finance Corp. (a)	(20*(USISDA30-USISDA02))	5.1600		4/28/2032	359,910
204,000	Jefferies Group LLC (a)	(9*(USISDA10-USISDA02))	8.0000		8/31/2037	155,040
100,000	Jefferies Group LLC (b,e)		8.0000		9/30/2037	65,500
762,000	Jefferies Group LLC (a)	(7.5*(USISDA30-USISDA02))	6.0000		2/28/2038	478,155
1,057,000	Lloyds Bank PLC (a)	(5*(USISDA30-USISDA02))	2.2950		9/26/2033	713,475
115,000	Morgan Stanley (b,e)		8.0000		3/21/2027	121,181
299,000	Morgan Stanley (a)	(5*(USISDA30-USISDA02))	1.3600		8/30/2028	227,240
401,000	Morgan Stanley (a)	(5*(USISDA30-USISDA02))	1.3600		8/30/2028	311,777

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
JAMES ALPHA STRUCTURED CREDIT VALUE PORTFOLIO
May 31, 2020

Principal		Variable Rate	Coupon Rate (%)	Maturity	Value
	BONDS & NOTES - 94.2% (Continued)
	BANKS - 12.0% (Continued)
$1,000,000	Morgan Stanley (b,e)		3.8960	9/27/2028	$770,000
398,000	Morgan Stanley (a)	(8*(USISDA30-USISDA05))	1.9450	10/15/2028	298,500
1,209,000	Morgan Stanley (a)	(10*(USISDA30-USISDA02))	0.7050	4/30/2030	882,570
452,000	Morgan Stanley (a)	(10*(USISDA30-USISDA02))	2.7200	5/29/2030	332,220
142,000	Morgan Stanley (a)	(8*(USISDA30-USISDA02))	1.8240	7/31/2030	99,045
220,000	Morgan Stanley (a)	(8.5*(USISDA30-USISDA02))	3.1620	8/19/2030	149,600
216,000	Morgan Stanley (a)	(8*(USISDA30-USISDA02))	1.8240	8/31/2030	144,720
151,000	Morgan Stanley (a)	(7*(USISDA30-USISDA02))	1.5960	10/30/2030	100,415
20,000	Morgan Stanley (b,e)		8.0000	3/31/2031	19,000
89,000	Morgan Stanley (b,e)		8.5000	5/31/2031	92,894
100,000	Morgan Stanley (b,e)		9.0000	6/30/2031	105,500
114,000	Morgan Stanley (b,e)		8.5000	7/29/2031	119,415
290,000	Morgan Stanley (a)	(4*(USISDA30-USISDA02))	1.6360	2/28/2034	180,525
452,000	Morgan Stanley (a)	(5*(USISDA30-USISDA02))	1.1400	6/30/2034	284,760
164,000	Morgan Stanley (b,e)		1.6360	7/31/2034	102,090
120,000	Morgan Stanley (a)	(5*(USISDA30-USISDA02))	1.1400	9/30/2034	75,900
238,000	Morgan Stanley (a)	(5*(USISDA30-USISDA02))	1.5700	10/8/2034	150,535
183,000	Morgan Stanley (b,e)		1.9770	10/31/2034	121,695
415,000	Morgan Stanley (a)	(7*(USISDA30-USISDA02))	1.8060	11/28/2034	271,825
379,000	Morgan Stanley (a)	(5*(USISDA30-USISDA02))	2.4050	11/28/2034	239,718
508,000	Morgan Stanley (a)	(4.5*(USISDA30-USISDA02))	1.0260	12/31/2034	318,770
125,000	Morgan Stanley (a)	(8*(USISDA30-USISDA02))	1.8240	1/30/2035	83,750
635,000	Morgan Stanley (a)	(5*(USISDA30-USISDA02))	2.0450	1/30/2035	396,875
702,000	Morgan Stanley (a)	(5*(USISDA30-USISDA02))	1.1500	2/27/2035	441,383
287,000	Morgan Stanley (a)	(6*(USISDA30-USISDA02))	0.4230	3/31/2035	185,115
225,000	Morgan Stanley (a)	(9*(USISDA30-USISDA02))	9.0000	4/30/2035	237,094
134,000	Morgan Stanley (a)	(9*(USISDA30-USISDA02))	8.0000	12/23/2035	138,020
402,000	Morgan Stanley (a)	(10*(USISDA30-USISDA02))	2.2700	2/29/2036	263,310
70,000	Morgan Stanley & Co. LLC (a)	(5*(USISDA30-USISDA02))	1.1250	1/21/2026	59,150
54,000	Morgan Stanley Finance LLC (a)	(10*(USISDA30-USISDA02))	9.0000	6/30/2036	37,800
115,000	Morgan Stanley Finance LLC (a)	(15*(USISDA30-USISDA02))	3.4050	7/29/2036	83,375
765,000	Morgan Stanley Finance LLC (a)	(20*(USISDA30-USISDA02))	9.0000	8/31/2036	554,625
359,000	Morgan Stanley Finance LLC (a)	(20*(USISDA30-USISDA02))	5.3200	11/29/2036	260,275
228,000	Morgan Stanley Finance LLC (a)	(20*(USISDA30-USISDA02))	9.0000	1/31/2037	165,300
10,000	Natixis US Medium-Term Note Program LLC (a)	(8*(USISDA30-USISDA02))	0.3360	11/30/2030	6,800
204,000	Natixis US Medium-Term Note Program LLC (a)	(7.5*(USISDA30-USISDA05-25b	0.0190	7/31/2034	135,660
65,000	Nomura America Finance LLC (a)	(4*(USISDA30-USISDA02))	0.9080	2/28/2034	46,156
					12,539,221

	TOTAL BONDS AND NOTES (Cost - $99,012,587)				98,519,127

	U.S. GOVERNMENT & AGENCY OBLIGATIONS - 0.6%
	U.S AGENCY COMMERCIAL MORTGAGE OBLIGATIONS - 0.6%
46,515	Freddie Mac REMICS (a)	1 Month LIBOR + 6.39%	6.2064	11/15/2037	7,747
52,749	Freddie Mac REMICS (a)	1 Month LIBOR + 6.18%	5.9964	2/15/2038	6,823
586,359	Freddie Mac Structured Pass-Through Certificates (a)	12 Month TA + 1.20%	3.0705	10/25/2044	590,968
199,816	Government National Mortgage Association (b)		0.9286	4/16/2053	5,095
	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $600,582)				610,633

	PRIVATE COLLATERALIZED MORTGAGE OBLIGATIONS - 1.1%
40,000	FREMF 2017-K67 Mortgage Trust (b,c)		4.0789	9/25/2049	40,988
308,523	JP Morgan Tax-Exempt Pass-Through Trust Series 2012-3 (b,c)		3.0000	10/27/2042	301,691
1,000,000	Multifamily Connecticut Avenue Securities Trust 2019-01 (a,c)	1 Month LIBOR + 3.25%	3.4183	10/15/2049	756,429
	TOTAL PRIVATE COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $1,031,395)				1,099,108

Shares
	SHORT-TERM INVESTMENTS - 6.1%
	MONEY MARKET FUND - 6.1%
6,341,953	Dreyfus Institutional Preferred Government Money Market - Institutional Class, 0.11% ^				6,341,953
	TOTAL SHORT-TERM INVESTMENTS (Cost -$6,341,953)

	TOTAL INVESTMENTS - 101.9% (Cost - $106,986,517)				$106,570,821

	LIABILITIES LESS OTHER ASSETS - (1.9)%				(1,947,304)

	NET ASSETS - 100.0%				$104,623,517

^	Money Market Fund; interest rate reflects seven-day effective yield on May 31, 2020.

*	Interest paid on days were the Russell 2000 Index is greater than 75% than the closing value on 4/26/13.

(a)	Variable rate security; the rate shown represents the rate at May 31, 2020.

(b)	Variable or Floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The rate shown represents the rate at May 31, 2020.

(c)	Securities exempt from registration under Rule 144A of Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At May 31, 2020, these securities amounted to $53,454,028 or 51.1% of net assets.

(d)	Step-Up Bond; the interest rate shown is the rate in effect as of May 31, 2020.

(e)	The interest adjusts if the long term interest rates are lower than short term interest rates as measured by an a pair of interest indexes or if the underlying equity index falls below the index reference level.

COF - Cost of Funds

LIBOR - London Interbank offered rate

PRIME rate - Prime Lending Rate

TA - Treasury Average Index

USISDA02 - 2 Year Swap

USISDA10 - 10 Year Swap

USISDA30 - 30 Year Swap

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
May 31, 2020 (Unaudited)

	James Alpha		James Alpha		James Alpha	James Alpha		James Alpha	James Alpha
	EHS		Event Driven		Family Office	Relative Value		Total Hedge	Structured Credit
	Portfolio		Portfolio		Portfolio	Portfolio		Portfolio	Value Portfolio
Assets:
Investments in Affiliates, at cost	$328,675		$576,682		$—	$2,888,236		$2,452,052	$—
Investments in Unaffiliated securities, at cost	1,113,949		4,884,987		6,840,921	2,909,238		7,933,225	106,986,517
Total Investments, at cost	$1,442,624		$5,461,669		$6,840,921	$5,797,474		$10,385,277	$106,986,517

Investments in Affiliates, at value	$328,789		$575,365		$—	$2,944,045		$2,487,810	$—
Investments in Unaffiliated securities, at value	1,025,953		4,602,330		6,553,753	2,729,678		7,566,129	106,570,821
Total Investments, at value	$1,354,742		$5,177,695		$6,553,753	$5,673,723		$10,053,939	$106,570,821
Cash	—		—		—	—		—	644
Foreign Cash ($4, $0, $0, $0, $35 and $3,450)	4		—		—	—		35	3,339
Deposit in collateral account for Swaps	—		450,000		—	330,000		281,608	—
Unrealized appreciation on swaps	—		62,810		—	70,545		15,364	—
Unrealized appreciation on forward currency exchange contracts	586		886		—	—		434	—
Receivable for securities sold	—		—		—	—		—	996,424
Receivable for open swaps	—		42,219		—	8,923		—	—
Receivable for fund shares sold	—		—		—	3,047		—	310,756
Interest and dividends receivable	202		—		16	—		355	374,543
Receivable from manager	4,144		2,222		1,539	2,831		—	—
Prepaid expenses and other assets	7,515		8,428		8,820	7,912		9,515	54,416
Total Assets	1,367,193		5,744,260		6,564,128	6,096,981		10,361,250	108,310,943

Liabilities:
Payable for securities purchased	—		—		—	—		—	3,454,550
Payable for fund shares redeemed	—		—		5,534	—		12,191	27,637
Interest Payable	—		5,015		—	3,855		—	—
Custody fees payable	9,952		7,578		7,647	8,396		20,590	13,921
Administration fees payable	4,110		5,758		6,761	4,137		8,433	52,431
Supervisory fee payable	759		759		837	759		837	3,434
Unrealized depreciation on forward currency exchange contracts	417		10,571		—	594		5,452	—
Payable to manager	—		—		—	—		32	71,887
Trustee fees payable	211		364		539	379		409	400
Payable for distribution (12b-1) fees	9		—		140	—		100	3,060
Compliance officer fees payable	81		211		329	278		383	2,933
Accrued expenses and other liabilities	7,090		15,292		21,033	12,328		18,727	57,173
Total Liabilities	22,629		45,548		42,820	30,726		67,154	3,687,426

Net Assets	$1,344,564		$5,698,712		$6,521,308	$6,066,255		$10,294,096	$104,623,517

Net Assets:
Par value of shares of beneficial interest	$1,372		$6,599		$6,472	$6,666		$10,647	$100,963
Paid in capital	1,619,448		6,786,088		7,177,791	6,639,950		11,149,954	102,438,295
Accumulated earnings (loss)	(276,256)		(1,093,975)		(662,955)	(580,361)		(866,505)	2,084,259
Net Assets	$1,344,564		$5,698,712		$6,521,308	$6,066,255		$10,294,096	$104,623,517

Net Asset Value Per Share
Class A
Net Assets	$11		$10		$277,720	$11		$44,790	$6,191,985
Shares of beneficial interest outstanding	1		1		27,924	1		4,653	587,643
Net asset value	$9.77	(a)	$8.59	(a)	$9.95	$9.04	(a)	$9.63	$10.54
Offering price per share (maximum sales charge of 5.75%)	$10.37		$9.11		$10.56	$9.59		$10.22	$11.18

Class C
Net Assets	$5,481		$10		$101,220	$11		$39,371	$1,975,059
Shares of beneficial interest outstanding	563		1		10,214	1		4,107	191,373
Net asset value/offering price per share	$9.74		$8.59	(a)	$9.91	$9.04	(a)	$9.59	$10.32

Class I
Net Assets	$216,575		$367,156		$552,874	$257,423		$4,888,910	$48,013,410
Shares of beneficial interest outstanding	22,169		42,762		55,438	28,479		506,814	4,653,337
Net asset value/offering price per share	$9.77		$8.59		$9.97	$9.04		$9.65	$10.32

Class S
Net Assets	$1,122,497		$5,331,536		$5,589,494	$5,808,810		$5,321,025	$48,443,063
Shares of beneficial interest outstanding	$114,429		$617,176		$553,661	$638,095		$549,098	$4,663,903
Net asset value/offering price per share	$9.81		$8.64		$10.10	$9.10		$9.69	$10.39

(a)	Doesn’t recalculate due to rounding.

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
For Six Months Ended May 31, 2020 (Unaudited)

	James Alpha	James Alpha	James Alpha	James Alpha	James Alpha	James Alpha
	EHS	Event Driven	Family Office	Relative Value	Total Hedge	Structured Credit
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Value Portfolio
Investment Income:
Dividend income	$14,166	$135,278	$111,371	$74,038	$127,285	$—
Interest income	279	1,470	435	2,095	2,741	1,815,041
Dividend income from Affiliates	24,104	40,358	—	151,929	127,436	—
Less: Foreign withholding taxes	—	—	—	—	—	—
Total Investment Income	38,549	177,106	111,806	228,062	257,462	1,815,041

Operating Expenses:
Management fees	8,221	33,550	43,937	31,690	52,511	410,244
Administration fees	4,177	7,869	7,395	6,889	12,398	77,065
Registration fees	5,536	6,190	7,594	7,436	7,302	27,073
Custodian fees	8,150	5,019	3,726	8,059	16,039	13,379
Supervisory fees	6,005	6,005	6,004	6,005	6,005	22,563
Shareholder servicing fee	1,407	5,629	5,522	4,344	3,860	18,236
Printing and postage expense	2,714	4,733	6,218	4,335	5,817	13,428
Audit fees	927	3,443	3,392	2,897	5,174	13,621
Legal fees	222	5,258	5,469	4,916	5,772	7,474
Trustees’ fees	151	655	630	523	817	3,356
Distribution (12b-1) fees
Class A Shares	—	—	344	—	56	3,314
Class C Shares	27	—	508	—	199	9,763
Compliance officer fees	148	590	625	523	816	4,565
Insurance expense	69	198	115	211	135	298
Miscellaneous expenses	1,658	2,077	1,504	3,489	2,094	1,691
Total Operating Expenses	39,412	81,216	92,983	81,317	118,995	626,070

Less: Expenses waived	(29,756)	(42,959)	(49,426)	(45,361)	(50,660)	(172,100)
Total Waivers	(29,756)	(42,959)	(49,426)	(45,361)	(50,660)	(172,100)

Net Operating Expenses	9,656	38,257	43,557	35,956	68,335	453,970

Net Investment Income	28,893	138,849	68,249	192,106	189,127	1,361,071

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments and Foreign currency transactions	(40,650)	(253,814)	38,810	(195,494)	(290,412)	2,488,784
Distribution of realized gain (loss) by underlying investment companies	2,175	14,838	6,740	(14,404)	4,387	—
Affiliated Investments	2,006	3,405	—	10,329	9,113	—
Swaps	—	(478,603)	—	(239,773)	(4)	—
Net realized gain (loss)	(36,469)	(714,174)	45,550	(439,342)	(276,916)	2,488,784

Net change in unrealized appreciation (depreciation) on:
Investments and Foreign currency translations	(37,213)	(264,771)	(664,410)	(108,536)	(304,633)	(1,128,432)
Affiliated Investments	(10,575)	(18,414)	—	(58,946)	(42,571)	—
Swaps	—	14,620	—	34,555	(59,072)	—
Net change in unrealized appreciation (depreciation)	(47,788)	(268,565)	(664,410)	(132,927)	(406,276)	(1,128,432)
Net Realized and Unrealized Gain/(Loss) on investments	(84,257)	(982,739)	(618,860)	(572,269)	(683,192)	1,360,352

Net Increase (Decrease) in Net Assets Resulting From Operations	$(55,364)	$(843,890)	$(550,611)	$(380,163)	$(494,065)	$2,721,423

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	James Alpha EHS Portfolio				James Alpha Event Driven Portfolio			James Alpha Family Office Portfolio

	Six Months Ended		Year Ended		Six Months Ended	Year Ended		Six Months Ended	Year Ended
	May 31, 2020		November 30, 2019		May 31, 2020	November 30, 2019		May 31, 2020	November 30, 2019
	(Unaudited)				(Unaudited)			(Unaudited)
Operations:
Net investment income	$28,893		$55,595		$138,849	$185,860		$68,249	$152,296
Net realized gain (loss) on investments	(36,469)		(98,485)		(714,174)	352,097		45,550	14,242
Net change in unrealized appreciation (depreciation) on investments	(47,788)		216,413		(268,565)	241,908		(664,410)	539,126
Net increase (decrease) in net assets resulting from operations	(55,364)		173,523		(843,890)	779,865		(550,611)	705,664

Distributions to Shareholders:
Total Distributions:
Class I	(5,181)		(11,238)		(40,688)	(4,718)		(6,884)	(4,827)
Class A	(0	) *	(0	) *	(1)	(0	) *	(2,641)	(1,345)
Class C	(77)		(239)		(1)	(0	) *	(102)	(1,866)
Class S	(39,002)		(275,436)		(635,328)	(231,112)		(79,171)	(299,154)
Total Dividends and Distributions to Shareholders	(44,260)		(286,913)		(676,018)	(235,830)		(88,798)	(307,192)

Share Transactions of Beneficial Interest (Note 5):
Net proceeds from shares sold
Class I	—		11,678		7,070	229,788		3,728	391,077
Class A	—		1,000		—	—		22,831	220,477
Class C	—		—		—	—		3,000	6,000
Class S	160,170		983,229		1,819,725	3,977,140		764,470	2,784,438
Reinvestment of dividends and distributions
Class I	5,181		11,238		40,688	4,718		6,884	4,827
Class A	0	*	0	*	1	0	*	2,640	1,345
Class C	77		239		1	0	*	102	1,866
Class S	24,865		229,438		412,619	192,888		63,703	260,420
Redemption fee proceeds
Class I	—		—		—	1		—	1
Class A	—		—		—	—		—	0 *
Class C	—		—		—	—		—	0 *
Class S	—		—		—	20		—	21
Cost of shares redeemed
Class I	(572)		(8,049)		(29,405)	(20,194)		(40,640)	(15,376)
Class A	—		(997)		—	—		(13,020)	(15,970)
Class C	—		—		—	—		(700)	(32,950)
Class S	(701,717)		(4,670,990)		(2,542,377)	(7,970,440)		(2,092,716)	(9,833,227)
Net decrease in net assets from share transactions of beneficial interest	(511,996)		(3,443,214)		(291,678)	(3,586,079)		(1,279,718)	(6,227,051)

Total Decrease in Net Assets	(611,620)		(3,556,604)		(1,811,586)	(3,042,044)		(1,919,127)	(5,828,579)

Net Assets:
Beginning of period	1,956,184		5,512,788		7,510,298	10,552,342		8,440,435	14,269,014
End of period	$1,344,564		$1,956,184		$5,698,712	$7,510,298		$6,521,308	$8,440,435

*	Less than $1.00.

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	James Alpha Relative Value Portfolio			James Alpha Total Hedge Portfolio		James Alpha Structured Credit Value Porfolio

	Six Months Ended	Year Ended		Six Months Ended	Year Ended	Six Months Ended	Year Ended
	May 31, 2020	November 30, 2019		May 31, 2020	November 30, 2019	May 31, 2020	November 30, 2019
	(Unaudited)			(Unaudited)		(Unaudited)
Operations:
Net investment income	$192,106	$212,723		$189,127	$224,583	$1,361,071	$1,594,337
Net realized gain (loss) on investments	(439,342)	289,088		(276,916)	(106,130)	2,488,784	688,178
Net change in unrealized appreciation (depreciation) on investments	(132,927)	269,323		(406,276)	625,340	(1,128,432)	494,885
Net increase (decrease) in net assets resulting from operations	(380,163)	771,134		(494,065)	743,793	2,721,423	2,777,400

Distributions to Shareholders:
Total Distributions:
Class I	(31,664)	(6,309)		(192,097)	(124,819)	(702,198)	(113,960)
Class A	(1)	(0	) *	(1,656)	(1,246)	(76,287)	(8,063)
Class C	(1)	(0	) *	(1,171)	(755)	(67,927)	(20,804)
Class S	(745,464)	(227,554)		(208,942)	(209,903)	(1,587,652)	(1,296,970)
Total Dividends and Distributions to Shareholders	(777,130)	(233,863)		(403,866)	(336,723)	(2,434,064)	(1,439,797)

Share Transactions of Beneficial Interest (Note 5):
Net proceeds from shares sold
Class I	7,695	62,118		41,555	335,333	48,130,917	4,468,360
Class A	—	—		—	—	6,197,234	856,611
Class C	—	—		—	—	905,774	1,665,103
Class S	1,980,481	2,898,615		1,416,346	3,450,366	25,346,367	16,332,003
Reinvestment of dividends and distributions
Class I	31,663	6,309		192,097	124,493	571,019	106,788
Class A	1	0	*	1,656	1,102	67,842	8,063
Class C	1	0	*	1,171	755	42,461	15,149
Class S	470,395	177,372		157,561	180,736	672,552	588,450
Redemption fee proceeds
Class I	—	—		—	—	—	68
Class A	—	—		—	—	—	1
Class C	—	—		—	—	—	0 *
Class S	—	7		—	—	—	1,134
Cost of shares redeemed
Class I	(10,217)	(11,666)		(14,897)	(77,574)	(6,301,159)	(689,083)
Class A	—	—		—	(5,773)	(546,190)	(449,663)
Class C	—	—		—	—	(419,712)	(228,555)
Class S	(2,235,058)	(6,553,341)		(1,352,362)	(6,512,550)	(7,425,264)	(22,548,069)
Net increase (decrease) in net assets from share transactions of beneficial interest	244,961	(3,420,586)		443,127	(2,503,112)	67,241,841	126,360

Total Increase (Decrease) in Net Assets	(912,332)	(2,883,315)		(454,804)	(2,096,042)	67,529,200	1,463,963

Net Assets:
Beginning of period	6,978,587	9,861,902		10,748,900	12,844,942	37,094,317	35,630,354
End of period	$6,066,255	$6,978,587		$10,294,096	$10,748,900	$104,623,517	$37,094,317

*	Less than $1.00.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	James Alpha EHS Portfolio
	Class A
	For the		For the	For the	For the
	Six Months Ended		Year Ended	Year Ended	Period Ended
	May 31,		November 30,	November 30,	November 30,
	2020		2019	2018	2017 (1)
	(Unaudited)
Net Asset Value, Beginning of Period	$10.40		$10.37	$10.58	$10.00
Income (Loss) from Investment Operations:
Net investment income (2)	0.14		0.11	0.08	0.01
Net realized and unrealized gain (loss)	(0.53)		0.47	(0.21)	0.57
Total from investment operations	(0.39)		0.58	(0.13)	0.58
Dividends and Distributions:
Dividends from net investment income	(0.24)		(0.16)	(0.04)	—
Distributions from realized gains	—		(0.39)	(0.04)	—
Total dividends and distributions	(0.24)		(0.55)	(0.08)	—
Net Asset Value, End of Period	$9.77		$10.40	$10.37	$10.58
Total Return*	(3.90)%		6.12%	(1.20)%	5.80%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$0	***	$0 ***	$0 ***	$0	***
Ratio of gross operating expenses to average net assets including interest expense (3)	5.08	% (5)	4.36%	3.24%	24.52	% (5)
Ratio of gross operating expenses to average net assets excluding interest expense (3)	5.08	% (5)	4.35%	3.24%	24.52	% (5)
Ratio of net operating expenses to average net assets including interest expense (3)	1.74	% (5)	1.75%	1.74%	1.74	% (5)
Ratio of net operating expenses to average net assets excluding interest expense (3)	1.74	% (5)	1.74%	1.74%	1.74	% (5)
Ratio of net investment income (loss) after expense reimbursement to average net assets (3,6)	2.61	% (5)	2.49%	0.74%	0.34	% (5)
Portfolio Turnover Rate	60	% (4)	143%	181%	125	% (4)

	James Alpha EHS Portfolio
	Class C
	For the		For the	For the	For the
	Six Months Ended		Year Ended	Year Ended	Period Ended
	May 31,		November 30,	November 30,	November 30,
	2020		2019	2018	2017 (1)
	(Unaudited)
Net Asset Value, Beginning of Period	$10.31		$10.27	$10.58	$10.00
Income (Loss) from Investment Operations:
Net investment income (loss) (2)	0.09		0.03	0.00 **	(0.05)
Net realized and unrealized gain (loss)	(0.52)		0.46	(0.23)	0.63
Total from investment operations	(0.43)		0.49	(0.23)	0.58
Dividends and Distributions:
Dividends from net investment income	(0.14)		(0.06)	(0.04)	—
Distributions from realized gains	—		(0.39)	(0.04)	—
Total dividends and distributions	(0.14)		(0.45)	(0.08)	—
Net Asset Value, End of Period	$9.74		$10.31	$10.27	$10.58
Total Return*	(4.27)%		5.09%	(2.22)%	5.80%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$5		$6	$5	$0	***
Ratio of gross operating expenses to average net assets including interest expense (3)	5.83	% (5)	5.11%	3.96%	11.42	% (5)
Ratio of gross operating expenses to average net assets excluding interest expense (3)	5.83	% (5)	5.10%	3.96%	11.42	% (5)
Ratio of net operating expenses to average net assets including interest expense (3)	2.49	% (5)	2.50%	2.49%	2.49	% (5)
Ratio of net operating expenses to average net assets excluding interest expense (3)	2.49	% (5)	2.49%	2.49%	2.49	% (5)
Ratio of net investment income (loss) after expense reimbursement to average net assets (3,6)	1.86	% (5)	0.35%	0.02%	(1.68	)% (5)
Portfolio Turnover Rate	60	% (4)	143%	181%	125	% (4)

(1)	Class A and Class C commenced operations on August 18, 2017.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Period.

(3)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(4)	Not annualized.

(5)	Annualized for periods less than one year.

(6)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

***	Less than 1,000.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	James Alpha EHS Portfolio
	Class I
	For the		For the	For the	For the
	Six Months Ended		Year Ended	Year Ended	Period Ended
	May 31,		November 30,	November 30,	November 30,
	2020		2019	2018	2017 (1)
	(Unaudited)
Net Asset Value, Beginning of Period	$10.40		$10.37	$10.58	$10.00
Income (Loss) from Investment Operations:
Net investment income (2)	0.14		0.13	0.11	0.00	**
Net realized and unrealized gain (loss)	(0.53)		0.45	(0.24)	0.58
Total from investment operations	(0.39)		0.58	(0.13)	0.58
Dividends and Distributions:
Dividends from net investment income	(0.24)		(0.16)	(0.04)	—
Distributions from realized gains	—		(0.39)	(0.04)	—
Total dividends and distributions	(0.24)		(0.56)	(0.08)	—
Net Asset Value, End of Period	$9.77		$10.40	$10.37	$10.58
Total Return*	(3.90)%		6.12%	(1.20)%	5.80%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$217		$226	$209	$212
Ratio of gross operating expenses to average net assets including interest expense (3)	4.83	% (5)	4.11%	2.99%	17.28	% (5)
Ratio of gross operating expenses to average net assets excluding interest expense (3)	4.83	% (5)	4.10%	2.99%	17.28	% (5)
Ratio of net operating expenses to average net assets including interest expense (3)	1.49	% (5)	1.50%	1.49%	1.49	% (5)
Ratio of net operating expenses to average net assets excluding interest expense (3)	1.49	% (5)	1.49%	1.49%	1.49	% (5)
Ratio of net investment income (loss) after expense reimbursement to average net assets (3,6)	2.86	% (5)	1.35%	0.99%	0.12	% (5)
Portfolio Turnover Rate	60	% (4)	143%	181%	125	% (4)

	James Alpha EHS Portfolio
	Class S
	For the		For the	For the	For the
	Six Months Ended		Year Ended	Year Ended	Period Ended
	May 31,		November 30,	November 30,	November 30,
	2020		2019	2018	2017 (1)
	(Unaudited)
Net Asset Value, Beginning of Period	$10.42		$10.37	$10.59	$10.00
Income (Loss) from Investment Operations:
Net investment income (2)	0.18		0.19	0.10	0.00	**
Net realized and unrealized gain (loss)	(0.55)		0.41	(0.24)	0.59
Total from investment operations	(0.37)		0.60	(0.14)	0.59
Dividends and Distributions:
Dividends from net investment income	(0.24)		(0.16)	(0.04)	—
Distributions from realized gains	—		(0.39)	(0.04)	—
Total dividends and distributions	(0.24)		(0.56)	(0.08)	—
Net Asset Value, End of Period	$9.81		$10.42	$10.37	$10.59

Total Return*	(3.69)%		6.32%	(1.30)%	5.90%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$1,122		$1,725	$5,298	$2,668
Ratio of gross operating expenses to average net assets including interest expense (3)	4.83	% (5)	4.01%	2.79%	7.83	% (5)
Ratio of gross operating expenses to average net assets excluding interest expense (3)	4.83	% (5)	4.00%	2.79%	7.83	% (5)
Ratio of net operating expenses to average net assets including interest expense (3)	1.12	% (5)	1.36%	1.49%	1.49	% (5)
Ratio of net operating expenses to average net assets excluding interest expense (3)	1.12	% (5)	1.35%	1.49%	1.49	% (5)
Ratio of net investment income (loss) after expense reimbursement to average net assets (3,6)	3.63	% (5)	1.90%	0.90%	(0.15	)% (5)
Portfolio Turnover Rate	60	% (4)	143%	181%	125	% (4)

(1)	Class I and Class S commenced operations on August 18, 2017.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Period.

(3)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(4)	Not annualized.

(5)	Annualized for periods less than one year.

(6)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	James Alpha Event Driven Portfolio
	Class A
	For the		For the	For the	For the
	Six Months Ended		Year Ended	Year Ended	Period Ended
	May 31,		November 30,	November 30,	November 30,
	2020		2019	2018	2017 (1)
	(Unaudited)
Net Asset Value, Beginning of Period	$10.76		$10.12	$10.26	$10.00
Income (Loss) from Investment Operations:
Net investment income (2)	0.17		0.09	0.13	0.03
Net realized and unrealized gain (loss)	(1.35)		0.78	(0.21)	0.23
Total from investment operations	(1.18)		0.87	(0.08)	0.26
Dividends and Distributions:
Dividends from net investment income	(0.99)		(0.15)	(0.05)	—
Distributions from realized gains	—		(0.08)	(0.01)	—
Total dividends and distributions	(0.99)		(0.23)	(0.06)	—
Net Asset Value, End of Period	$8.59		$10.76	$10.12	$10.26
Total Return*	(12.28)%		8.87%	(0.71)%	2.60%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$0	**	$0 **	$0 **	$0	**
Ratio of gross operating expenses to average net assets including interest expense (3)	2.67	% (5)	2.84%	2.39%	17.75	% (5)
Ratio of gross operating expenses to average net assets excluding interest expense (3)	2.67	% (5)	2.84%	2.39%	17.75	% (5)
Ratio of net operating expenses to average net assets including interest expense (3)	1.74	% (5)	1.74%	1.74%	1.74	% (5)
Ratio of net operating expenses to average net assets excluding interest expense (3)	1.74	% (5)	1.74%	1.74%	1.74	% (5)
Ratio of net investment income after expense reimbursement to average net assets (3,6)	3.59	% (5)	0.85%	1.26%	1.03	% (5)
Portfolio Turnover Rate	68	% (4)	112%	221%	101	% (4)

	James Alpha Event Driven Portfolio
	Class C
	For the		For the	For the	For the
	Six Months Ended		Year Ended	Year Ended	Period Ended
	May 31,		November 30,	November 30,	November 30,
	2020		2019	2018	2017 (1)
	(Unaudited)
Net Asset Value, Beginning of Period	$10.76		$10.12	$10.26	$10.00
Income (Loss) from Investment Operations:
Net investment income (loss) (2)	0.18		0.08	0.14	(0.01)
Net realized and unrealized gain (loss)	(1.36)		0.79	(0.22)	0.27
Total from investment operations	(1.18)		0.87	(0.08)	0.26
Dividends and Distributions:
Dividends from net investment income	(0.99)		(0.15)	(0.05)	—
Distributions from realized gains	—		(0.08)	(0.01)	—
Total dividends and distributions	(0.99)		(0.23)	(0.06)	—
Net Asset Value, End of Period	$8.59		$10.76	$10.12	$10.26
Total Return*	(12.28)%		8.87%	(0.71)%	2.60%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$0	**	$0 **	$0 **	$0	**
Ratio of gross operating expenses to average net assets including interest expense (3)	3.42	% (5)	3.59%	3.14%	5.80	% (5)
Ratio of gross operating expenses to average net assets excluding interest expense (3)	3.42	% (5)	3.59%	3.14%	5.80	% (5)
Ratio of net operating expenses to average net assets including interest expense (3)	2.49	% (5)	2.49%	2.49%	2.49	% (5)
Ratio of net operating expenses to average net assets excluding interest expense (3)	2.49	% (5)	2.49%	2.49%	2.49	% (5)
Ratio of net investment income after expense reimbursement to average net assets (3,6)	2.84	% (5)	0.36%	1.36%	0.34	% (5)
Portfolio Turnover Rate	68	% (4)	112%	221%	101	% (4)

(1)	Class A and Class C commenced operations on August 18, 2017.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Period.

(3)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(4)	Not annualized.

(5)	Annualized for periods less than one year.

(6)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Less than 1,000.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	James Alpha Event Driven Portfolio
	Class I
	For the		For the	For the	For the
	Six Months Ended		Year Ended	Year Ended	Period Ended
	May 31,		November 30,	November 30,	November 30,
	2020		2019	2018	2017 (1)
	(Unaudited)
Net Asset Value, Beginning of Period	$10.76		$10.12	$10.26	$10.00
Income (Loss) from Investment Operations:
Net investment income (2)	0.18		0.12	0.13	0.03
Net realized and unrealized gain (loss)	(1.36)		0.75	(0.21)	0.23
Total from investment operations	(1.18)		0.87	(0.08)	0.26
Dividends and Distributions:
Dividends from net investment income	(0.99)		(0.15)	(0.05)	—
Distributions from realized gains	—		(0.08)	(0.01)	—
Total dividends and distributions	(0.99)		(0.23)	(0.06)	—
Redemption Fees	—		0.00 **	—	—
Net Asset Value, End of Period	$8.59		$10.76	$10.12	$10.26
Total Return*	(12.28)%		8.87%	(0.71)%	2.60%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$367		$441	$204	$205
Ratio of gross operating expenses to average net assets including interest expense (3)	2.42	% (5)	2.59%	2.14%	11.16	% (5)
Ratio of gross operating expenses to average net assets excluding interest expense (3)	2.42	% (5)	2.59%	2.14%	11.16	% (5)
Ratio of net operating expenses to average net assets including interest expense (3)	1.49	% (5)	1.49%	1.49%	1.49	% (5)
Ratio of net operating expenses to average net assets excluding interest expense (3)	1.49	% (5)	1.49%	1.49%	1.49	% (5)
Ratio of net investment income after expense reimbursement to average net assets (3,6)	3.84	% (5)	1.15%	1.25%	1.05	% (5)
Portfolio Turnover Rate	68	% (4)	112%	221%	101	% (4)

	James Alpha Event Driven Portfolio
	Class S
	For the		For the	For the	For the
	Six Months Ended		Year Ended	Year Ended	Period Ended
	May 31,		November 30,	November 30,	November 30,
	2020		2019	2018	2017 (1)
	(Unaudited)
Net Asset Value, Beginning of Period	$10.80		$10.14	$10.26	$10.00
Income (Loss) from Investment Operations:
Net investment income (2)	0.19		0.20	0.15	0.03
Net realized and unrealized gain (loss)	(1.36)		0.69	(0.21)	0.23
Total from investment operations	(1.17)		0.89	(0.06)	0.26
Dividends and Distributions:
Dividends from net investment income	(0.99)		(0.15)	(0.05)	—
Distributions from realized gains	—		(0.08)	(0.01)	—
Total dividends and distributions	(0.99)		(0.23)	(0.06)	—
Redemption Fees	—		0.00 **	—	—
Net Asset Value, End of Period	$8.64		$10.80	$10.14	$10.26
Total Return*	(12.12)%		9.06%	(0.51)%	2.60%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$5,332		$7,070	$10,349	$5,798
Ratio of gross operating expenses to average net assets including interest expense (3)	2.42	% (5)	2.60%	2.11%	4.99	% (5)
Ratio of gross operating expenses to average net assets excluding interest expense (3)	2.42	% (5)	2.60%	2.11%	4.99	% (5)
Ratio of net operating expenses to average net assets including interest expense (3)	1.12	% (5)	1.32%	1.11%	1.49	% (5)
Ratio of net operating expenses to average net assets excluding interest expense (3)	1.12	% (5)	1.32%	1.11%	1.49	% (5)
Ratio of net investment income after expense reimbursement to average net assets (3,6)	4.16	% (5)	2.02%	1.50%	1.15	% (5)
Portfolio Turnover Rate	68	% (4)	112%	221%	101	% (4)

(1)	Class I and Class S commenced operations on August 18, 2017.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Period.

(3)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(4)	Not annualized.

(5)	Annualized for periods less than one year.

(6)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	James Alpha Family Office
	Class A
	For the		For the	For the		For the
	Six Months Ended		Year Ended	Year Ended		Period Ended
	May 31,		November 30,	November 30,		November 30,
	2020		2019	2018		2017 (1)
	(Unaudited)
Net Asset Value, Beginning of Period	$10.78		$10.16	$10.51		$10.00
Income (Loss) from Investment Operations:
Net investment income (loss) (2)	0.06		0.06	0.04		(0.10)
Net realized and unrealized gain (loss)	(0.79)		0.77	(0.34)		0.61
Total from investment operations	(0.73)		0.83	(0.30)		0.51
Dividends and Distributions:
Dividends from net investment income	(0.10)		(0.18)	(0.05)		—
Distributions from realized gains	0.00		(0.03)	(0.00	) **	—
Total dividends and distributions	(0.10)		(0.21)	(0.05)		—
Redemption Fees	—		0.00 **	—		—
Net Asset Value, End of Period	$9.95		$10.78	$10.16		$10.51
Total Return*	(6.86)%		8.40%	(2.90)%		5.10%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$278		$286	$65		$3
Ratio of gross operating expenses to average net assets (3)	2.77	% (5)	2.99%	2.38%		3.85	% (5)
Ratio of net operating expenses to average net assets (3)	1.74	% (5)	1.74%	1.82%		2.75	% (5)
Ratio of net investment income (loss) after expense reimbursement to average net assets (3,6)	1.20	% (5)	0.59%	0.38%		(2.23	)% (5)
Portfolio Turnover Rate	0	% (4)	86%	167%		75	% (4)

	James Alpha Family Office
	Class C
	For the		For the	For the		For the
	Six Months Ended		Year Ended	Year Ended		Period Ended
	May 31,		November 30,	November 30,		November 30,
	2020		2019	2018		2017 (1)
	(Unaudited)
Net Asset Value, Beginning of Period	$10.70		$10.09	$10.50		$10.00
Income (Loss) from Investment Operations:
Net investment income (loss) (2)	0.02		0.03	(0.02)		(0.11)
Net realized and unrealized gain (loss)	(0.80)		0.73	(0.37)		0.61
Total from investment operations	(0.78)		0.76	(0.39)		0.50
Dividends and Distributions:
Dividends from net investment income	(0.01)		(0.12)	(0.02)		—
Distributions from realized gains	—		(0.03)	(0.00	) **	—
Total dividends and distributions	(0.01)		(0.15)	(0.02)		—
Redemption Fees	—		0.00 **	—		—
Net Asset Value, End of Period	$9.91		$10.70	$10.09		$10.50
Total Return*	(7.30)%		7.68%	(3.68)%		5.00%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$101		$107	$126		$99
Ratio of gross operating expenses to average net assets (3)	3.52	% (5)	3.65%	3.26%		5.30	% (5)
Ratio of net operating expenses to average net assets (3)	2.49	% (5)	2.49%	2.83%		3.50	% (5)
Ratio of net investment income (loss) after expense reimbursement to average net assets (3,6)	0.48	% (5)	0.39%	(0.15)%		(2.55	)% (5)
Portfolio Turnover Rate	0	% (4)	86%	167%		75	% (4)

(1)	Class A and Class C commenced operations on June 30, 2017.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Period.

(3)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(4)	Not annualized.

(5)	Annualized for periods less than one year.

(6)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	James Alpha Family Office
	Class I
	For the		For the	For the		For the
	Six Months Ended		Year Ended	Year Ended		Period Ended
	May 31,		November 30,	November 30,		November 30,
	2020		2019	2018		2017 (1)
	(Unaudited)
Net Asset Value, Beginning of Period	$10.82		$10.18	$10.52		$10.00
Income (Loss) from Investment Operations:
Net investment income (loss) (2)	0.08		0.10	0.09		(0.03)
Net realized and unrealized gain (loss)	(0.81)		0.77	(0.38)		0.55
Total from investment operations	(0.73)		0.87	(0.29)		0.52
Dividends and Distributions:
Dividends from net investment income	(0.12)		(0.20)	(0.05)		—
Distributions from realized gains	0.00		(0.03)	(0.00	) **	—
Total dividends and distributions	(0.12)		(0.23)	(0.05)		—
Redemption Fees	—		0.00 **	—		—
Net Asset Value, End of Period	$9.97		$10.82	$10.18		$10.52
Total Return*	(6.85)%		8.81%	(2.74)%		5.20%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$553		$629	$214		$210
Ratio of gross operating expenses to average net assets (3)	2.52	% (5)	2.69%	2.23%		20.93	% (5)
Ratio of net operating expenses to average net assets (3)	1.49	% (5)	1.49%	1.82%		2.50	% (5)
Ratio of net investment income (loss) after expense reimbursement to average net assets (3,6)	1.53	% (5)	0.92%	0.86%		(0.74	)% (5)
Portfolio Turnover Rate	0	% (4)	86%	167%		75	% (4)

	James Alpha Family Office
	Class S
	For the		For the	For the		For the
	Six Months Ended		Year Ended	Year Ended		Period Ended
	May 31,		November 30,	November 30,		November 30,
	2020		2019	2018		2017 (1)
	(Unaudited)
Net Asset Value, Beginning of Period	$10.93		$10.27	$10.52		$10.00
Income (Loss) from Investment Operations:
Net investment income (loss) (2)	0.10		0.17	0.15		(0.07)
Net realized and unrealized gain (loss)	(0.81)		0.72	(0.35)		0.59
Total from investment operations	(0.71)		0.89	(0.20)		0.52
Dividends and Distributions:
Dividends from net investment income	(0.12)		(0.20)	(0.05)		—
Distributions from realized gains	—		(0.03)	(0.00	) **	—
Total dividends and distributions	(0.12)		(0.23)	(0.05)		—
Redemption Fees	—		0.00 **	—		0.00
Net Asset Value, End of Period	$10.10		$10.93	$10.27		$10.52
Total Return*	(6.60)%		8.94%	(1.87)%		5.20%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$5,589		$7,419	$13,864		$4,882
Ratio of gross operating expenses to average net assets (3)	2.52	% (5)	2.66%	2.19%		4.06	% (5)
Ratio of net operating expenses to average net assets (3)	1.12	% (5)	1.33%	1.00%		2.50	% (5)
Ratio of net investment income (loss) after expense reimbursement to average net assets (3,6)	1.95	% (5)	1.66%	1.40%		(1.49	)% (5)
Portfolio Turnover Rate	0	% (4)	86%	167%		75	% (4)

(1)	Class I and Class S commenced operations on June 30, 2017.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Period.

(3)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(4)	Not annualized.

(5)	Annualized for periods less than one year.

(6)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	James Alpha Relative Value Portfolio
	Class A
	For the		For the	For the	For the
	Six Months Ended		Year Ended	Year Ended	Period Ended
	May 31,		November 30,	November 30,	November 30,
	2020		2019	2018	2017 (1)
	(Unaudited)
Net Asset Value, Beginning of Period	$10.84		$10.15	$10.14	$10.00
Income (Loss) from Investment Operations:
Net investment income (2)	0.26		0.22	0.25	0.06
Net realized and unrealized gain (loss)	(0.84)		0.76	(0.18)	0.08
Total from investment operations	(0.58)		0.98	0.07	0.14
Dividends and Distributions:
Dividends from net investment income	(1.22)		(0.25)	(0.06)	—
Distributions from realized gains	—		(0.04)	—	—
Total dividends and distributions	(1.22)		(0.29)	(0.06)	—
Net Asset Value, End of Period	$9.04		$10.84	$10.15	$10.14
Total Return*	(6.16)%		9.77%	0.65%	1.40%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$0	**	$0 **	$0 **	$0	**
Ratio of gross operating expenses to average net assets including interest expense (3)	2.82	% (5)	2.95%	2.50%	18.36	% (5)
Ratio of gross operating expenses to average net assets excluding interest expense (3)	2.82	% (5)	2.94%	2.50%	18.36	% (5)
Ratio of net operating expenses to average net assets including interest expense (3)	1.74	% (5)	1.75%	1.74%	1.74	% (5)
Ratio of net operating expenses to average net assets excluding interest expense (3)	1.74	% (5)	1.74%	1.74%	1.74	% (5)
Ratio of net investment income after expense reimbursement to average net assets (3,6)	5.33	% (5)	2.11%	2.44%	2.08	% (5)
Portfolio Turnover Rate	57	% (4)	118%	252%	115	% (4)

	James Alpha Relative Value Portfolio
	Class C
	For the		For the	For the	For the
	Six Months Ended		Year Ended	Year Ended	Period Ended
	May 31,		November 30,	November 30,	November 30,
	2020		2019	2018	2017 (1)
	(Unaudited)
Net Asset Value, Beginning of Period	$10.84		$10.15	$10.14	$10.00
Income (Loss) from Investment Operations:
Net investment income (2)	0.26		0.22	0.25	0.05
Net realized and unrealized gain (loss)	(0.84)		0.76	(0.18)	0.09
Total from investment operations	(0.58)		0.98	0.07	0.14
Dividends and Distributions:
Dividends from net investment income	(1.22)		(0.25)	(0.06)	—
Distributions from realized gains	—		(0.04)	—	—
Total dividends and distributions	(1.22)		(0.29)	(0.06)	—
Net Asset Value, End of Period	$9.04		$10.84	$10.15	$10.14
Total Return*	(6.16)%		9.77%	0.65%	1.40%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$0	**	$0 **	$0 **	$0	**
Ratio of gross operating expenses to average net assets including interest expense (3)	3.57	% (5)	3.70%	3.26%	7.98	% (5)
Ratio of gross operating expenses to average net assets excluding interest expense (3)	3.57	% (5)	3.69%	3.26%	7.98	% (5)
Ratio of net operating expenses to average net assets including interest expense (3)	2.49	% (5)	2.50%	2.49%	2.49	% (5)
Ratio of net operating expenses to average net assets excluding interest expense (3)	2.49	% (5)	2.49%	2.49%	2.49	% (5)
Ratio of net investment income after expense reimbursement to average net assets (3,6)	4.58	% (5)	2.11%	2.44%	1.73	% (5)
Portfolio Turnover Rate	57	% (4)	118%	252%	115	% (4)

(1)	Class A and Class C commenced operations on August 18, 2017

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Period.

(3)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(4)	Not annualized.

(5)	Annualized for periods less than one year.

(6)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Less than 1,000.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	James Alpha Relative Value Portfolio
	Class I
	For the		For the	For the	For the
	Six Months Ended		Year Ended	Year Ended	Period Ended
	May 31,		November 30,	November 30,	November 30,
	2020		2019	2018	2017 (1)
	(Unaudited)
Net Asset Value, Beginning of Period	$10.84		$10.15	$10.14	$10.00
Income (Loss) from Investment Operations:
Net investment income (2)	0.26		0.25	0.25	0.07
Net realized and unrealized gain (loss)	(0.84)		0.73	(0.18)	0.07
Total from investment operations	(0.58)		0.98	0.07	0.14
Dividends and Distributions:
Dividends from net investment income	(1.22)		(0.25)	(0.06)	—
Distributions from realized gains	—		(0.04)	—	—
Total dividends and distributions	(1.22)		(0.29)	(0.06)	—
Redemption Fees	—		0.00 **	—	—
Net Asset Value, End of Period	$9.04		$10.84	$10.15	$10.14
Total Return*	(6.16)%		9.79%	0.65%	1.40%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$257		$277	$204	$203
Ratio of gross operating expenses to average net assets including interest expense (3)	2.57	% (5)	2.70%	2.26%	13.82	% (5)
Ratio of gross operating expenses to average net assets excluding interest expense (3)	2.57	% (5)	2.69%	2.26%	13.82	% (5)
Ratio of net operating expenses to average net assets including interest expense (3)	1.49	% (5)	1.50%	1.49%	1.49	% (5)
Ratio of net operating expenses to average net assets excluding interest expense (3)	1.49	% (5)	1.49%	1.49%	1.49	% (5)
Ratio of net investment income after expense reimbursement to average net assets (3,6)	5.58	% (5)	2.35%	2.48%	2.55	% (5)
Portfolio Turnover Rate	57	% (4)	118%	252%	115	% (4)

	James Alpha Relative Value Portfolio
	Class S
	For the		For the	For the	For the
	Six Months Ended		Year Ended	Year Ended	Period Ended
	May 31,		November 30,	November 30,	November 30,
	2020		2019	2018	2017 (1)
	(Unaudited)
Net Asset Value, Beginning of Period	$10.89		$10.17	$10.14	$10.00
Income (Loss) from Investment Operations:
Net investment income (2)	0.29		0.28	0.26	0.09
Net realized and unrealized gain (loss)	(0.86)		0.73	(0.17)	0.05
Total from investment operations	(0.57)		1.01	0.09	0.14
Dividends and Distributions:
Dividends from net investment income	(1.22)		(0.25)	(0.06)	—
Distributions from realized gains	—		(0.04)	—	—
Total dividends and distributions	(1.22)		(0.29)	(0.06)	—
Redemption Fees	—		0.00 **	—	—
Net Asset Value, End of Period	$9.10		$10.89	$10.17	$10.14
Total Return*	(6.03)%		10.07%	0.85%	1.40%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$5,809		$6,702	$9,658	$4,107
Ratio of gross operating expenses to average net assets including interest expense (3)	2.57	% (5)	2.70%	2.18%	6.42	% (5)
Ratio of gross operating expenses to average net assets excluding interest expense (3)	2.57	% (5)	2.69%	2.18%	6.42	% (5)
Ratio of net operating expenses to average net assets including interest expense (3)	1.12	% (5)	1.33%	1.18%	1.49	% (5)
Ratio of net operating expenses to average net assets excluding interest expense (3)	1.12	% (5)	1.32%	1.18%	1.49	% (5)
Ratio of net investment income after expense reimbursement to average net assets (3,6)	6.09	% (5)	2.62%	2.59%	3.02	% (5)
Portfolio Turnover Rate	57	% (4)	118%	252%	115	% (4)

(1)	Class I and Class S commenced operations on August 18, 2017

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Period.

(3)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(4)	Not annualized.

(5)	Annualized for periods less than one year.

(6)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	James Alpha Total Hedge
	Class A
	For the		For the	For the	For the
	Six Months Ended		Year Ended	Year Ended	Period Ended
	May 31,		November 30,	November 30,	November 30,
	2020		2019	2018	2017 (1)
	(Unaudited)
Net Asset Value, Beginning of Period	$10.46		$10.10	$10.38	$10.00
Income (Loss) from Investment Operations:
Net investment income (2)	0.16		0.16	0.13	0.02
Net realized and unrealized gain (loss)	(0.62)		0.45	(0.33)	0.36
Total from investment operations	(0.46)		0.61	(0.20)	0.38
Dividends and Distributions:
Dividends from net investment income	(0.37)		(0.14)	(0.06)	—
Distributions from realized gains	—		(0.11)	(0.02)	—
Total dividends and distributions	(0.37)		(0.25)	(0.08)	—
Net Asset Value, End of Period	$9.63		$10.46	$10.10	$10.38
Total Return*	(4.63)%		6.25%	(1.90)%	3.80%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$45		$47	$50	$51
Ratio of gross operating expenses to average net assets including interest expense (3)	2.51	% (5)	2.77%	2.88%	8.32	% (5)
Ratio of gross operating expenses to average net assets excluding interest expense (3)	2.51	% (5)	2.74%	2.88%	8.32	% (5)
Ratio of net operating expenses to average net assets including interest expense (3)	1.74	% (5)	1.77%	1.74%	1.74	% (5)
Ratio of net operating expenses to average net assets excluding interest expense (3)	1.74	% (5)	1.74%	1.74%	1.74	% (5)
Ratio of net investment income (loss) after expense reimbursement to average net assets (3,6)	3.20	% (5)	1.56%	1.30%	0.54	% (5)
Portfolio Turnover Rate	57	% (4)	114%	195%	83	% (4)

	James Alpha Total Hedge
	Class C
	For the		For the	For the	For the
	Six Months Ended		Year Ended	Year Ended	Period Ended
	May 31,		November 30,	November 30,	November 30,
	2020		2019	2018	2017 (1)
	(Unaudited)
Net Asset Value, Beginning of Period	$10.38		$10.04	$10.37	$10.00
Income (Loss) from Investment Operations:
Net investment income (loss) (2)	0.12		0.08	0.05	(0.01)
Net realized and unrealized gain (loss)	(0.62)		0.45	(0.33)	0.38
Total from investment operations	(0.50)		0.53	(0.28)	0.37
Dividends and Distributions:
Dividends from net investment income	(0.29)		(0.08)	(0.03)	—
Distributions from realized gains	—		(0.11)	(0.02)	—
Total dividends and distributions	(0.29)		(0.19)	(0.05)	—
Net Asset Value, End of Period	$9.59		$10.38	$10.04	$10.37
Total Return*	(4.97)%		5.44%	(2.66)%	3.70%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$39		$41	$39	$16
Ratio of gross operating expenses to average net assets including interest expense (3)	3.26	% (5)	3.53%	3.40%	10.32	% (5)
Ratio of gross operating expenses to average net assets excluding interest expense (3)	3.26	% (5)	3.50%	3.40%	10.32	% (5)
Ratio of net operating expenses to average net assets including interest expense (3)	2.49	% (5)	2.52%	2.49%	2.49	% (5)
Ratio of net operating expenses to average net assets excluding interest expense (3)	2.49	% (5)	2.49%	2.49%	2.49	% (5)
Ratio of net investment income after expense reimbursement to average net assets (3,6)	2.45	% (5)	0.76%	0.45%	(0.17	)% (5)
Portfolio Turnover Rate	57	% (4)	114%	195%	83	% (4)

(1)	Class A and Class C commenced operations on June 30, 2017.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Period.

(3)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(4)	Not annualized.

(5)	Annualized for periods less than one year.

(6)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	James Alpha Total Hedge
	Class I
	For the		For the	For the	For the
	Six Months Ended		Year Ended	Year Ended	Period Ended
	May 31,		November 30,	November 30,	November 30,
	2020		2019	2018	2017 (1)
	(Unaudited)
Net Asset Value, Beginning of Period	$10.49		$10.13	$10.40	$10.00
Income (Loss) from Investment Operations:
Net investment income (2)	0.17		0.18	0.12	0.04
Net realized and unrealized gain (loss)	(0.62)		0.46	(0.30)	0.36
Total from investment operations	(0.45)		0.64	(0.18)	0.40
Dividends and Distributions:
Dividends from net investment income	(0.39)		(0.17)	(0.07)	—
Distributions from realized gains	—		(0.11)	(0.02)	—
Total dividends and distributions	(0.39)		(0.28)	(0.09)	—
Net Asset Value, End of Period	$9.65		$10.49	$10.13	$10.40
Total Return*	(4.47)%		6.54%	(1.73)%	4.00%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$4,889		$5,095	$4,523	$520
Ratio of gross operating expenses to average net assets including interest expense (3)	2.26	% (5)	2.53%	2.50%	12.24	% (5)
Ratio of gross operating expenses to average net assets excluding interest expense (3)	2.26	% (5)	2.50%	2.50%	12.24	% (5)
Ratio of net operating expenses to average net assets including interest expense (3)	1.49	% (5)	1.52%	1.49%	1.49	% (5)
Ratio of net operating expenses to average net assets excluding interest expense (3)	1.49	% (5)	1.49%	1.49%	1.49	% (5)
Ratio of net investment income (loss) after expense reimbursement to average net assets (3,6)	3.44	% (5)	1.74%	1.19%	0.84	% (5)
Portfolio Turnover Rate	57	% (4)	114%	195%	83	% (4)

	James Alpha Total Hedge
	Class S
	For the		For the	For the	For the
	Six Months Ended		Year Ended	Year Ended	Period Ended
	May 31,		November 30,	November 30,	November 30,
	2020		2019	2018	2017 (1)
	(Unaudited)
Net Asset Value, Beginning of Period	$10.52		$10.14	$10.40	$10.00
Income (Loss) from Investment Operations:
Net investment income (2)	0.18		0.20	0.16	0.03
Net realized and unrealized gain (loss)	(0.62)		0.46	(0.33)	0.37
Total from investment operations	(0.44)		0.66	(0.17)	0.40
Dividends and Distributions:
Dividends from net investment income	(0.39)		(0.17)	(0.07)	—
Distributions from realized gains	—		(0.11)	(0.02)	—
Total dividends and distributions	(0.39)		(0.28)	(0.09)	—
Net Asset Value, End of Period	$9.69		$10.52	$10.14	$10.40
Total Return*	(4.36)%		6.73%	(1.63)%	4.00%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$5,321		$5,565	$8,233	$1,753
Ratio of gross operating expenses to average net assets including interest expense (3)	2.26	% (5)	2.53%	2.38%	6.30	% (5)
Ratio of gross operating expenses to average net assets excluding interest expense (3)	2.26	% (5)	2.50%	2.38%	6.30	% (5)
Ratio of net operating expenses to average net assets including interest expense (3)	1.12	% (5)	1.35%	1.39%	1.49	% (5)
Ratio of net operating expenses to average net assets excluding interest expense (3)	1.12	% (5)	1.32%	1.39%	1.49	% (5)
Ratio of net investment income after expense reimbursement to average net assets (3,6)	3.76	% (5)	2.00%	1.54%	0.66	% (5)
Portfolio Turnover Rate	57	% (4)	114%	195%	83	% (4)

(1)	Class I and Class S commenced operations on June 30, 2017.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Period.

(3)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(4)	Not annualized.

(5)	Annualized for periods less than one year.

(6)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout the period)

	James Alpha Structured Credit Value
	Class A
	For the		For the		For the
	Six Months Ended		Year Ended		Period Ended
	May 31,		November 30,		November 30,
	2020		2019		2018 (1)
	(Unaudited)
Net Asset Value, Beginning of Period	$10.68		$10.16		$10.00
Income (Loss) from Investment Operations:
Net investment income (2)	0.18		0.41		0.10
Net realized and unrealized gain	0.15		0.46		0.06
Total from investment operations	0.33		0.87		0.16
Dividends and Distributions:
Dividends from net investment income	(0.29)		(0.34)		—
Distributions from realized gains	(0.18)		(0.01)		—
Total dividends and distributions	(0.47)		(0.35)		—
Redemption Fees	—		0.00	**	—
Net Asset Value, End of Period	$10.54		$10.68		$10.16
Total Return*	3.25	% #	8.67	% #	1.60%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$6,192		$435		$19
Ratio of gross operating expenses to average net assets including interest expense (5)	2.07	% (3)	2.38%		2.18	% (3)
Ratio of gross operating expenses to average net assets excluding interest expense (5)	2.07	% (3)	2.38%		2.18	% (3)
Ratio of net operating expenses to average net assets including interest expense (5)	1.74	% (3)	1.74%		1.74	% (3)
Ratio of net operating expenses to average net assets excluding interest expense (5)	1.74	% (3)	1.74%		1.74	% (3)
Ratio of net investment income (loss) after expense reimbursement to average net assets (5,6)	3.59	% (3)	3.84%		3.27	% (3)
Portfolio Turnover Rate	77	% (4)	111%		37	% (4)

	James Alpha Structured Credit Value
	Class C
	For the		For the		For the
	Six Months Ended		Year Ended		Period Ended
	May 31,		November 30,		November 30,
	2020		2019		2018 (1)
	(Unaudited)
Net Asset Value, Beginning of Period	$10.45		$10.16		$10.00
Income (Loss) from Investment Operations:
Net investment income (2)	0.14		0.32		0.10
Net realized and unrealized gain	0.14		0.31		0.06
Total from investment operations	0.28		0.63		0.16
Dividends and Distributions:
Dividends from net investment income	(0.23)		(0.33)		—
Distributions from realized gains	(0.18)		(0.01)		—
Total dividends and distributions	(0.41)		(0.34)		—
Redemption Fees	—		—		—
Net Asset Value, End of Period	$10.32		$10.45		$10.16
Total Return*	2.85%		6.24	% #	1.60%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$1,975		$1,468		$0	***
Ratio of gross operating expenses to average net assets including interest expense (5)	2.82	% (3)	3.11%		3.01	% (3)
Ratio of gross operating expenses to average net assets excluding interest expense (5)	2.82	% (3)	3.11%		3.01	% (3)
Ratio of net operating expenses to average net assets including interest expense (5)	2.49	% (3)	2.49%		2.49	% (3)
Ratio of net operating expenses to average net assets excluding interest expense (5)	2.49	% (3)	2.49%		2.49	% (3)
Ratio of net investment income (loss) after expense reimbursement to average net assets (5,6)	2.75	% (3)	3.09%		3.27	% (3)
Portfolio Turnover Rate	77	% (4)	111%		37	% (4)

(1)	Class A and Class C commenced operations on August 14, 2018. Start of performance is August 21, 2018.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Period.

(3)	Annualized for periods less than one year.

(4)	Not annualized.

(5)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(6)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

***	Less than 1,000.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout the period)

	James Alpha Structured Credit Value
	Class I
	For the		For the	For the
	Six Months Ended		Year Ended	Period Ended
	May 31,		November 30,	November 30,
	2020		2019	2018 (1)
	(Unaudited)
Net Asset Value, Beginning of Period	$10.46		$10.15	$10.00
Income (Loss) from Investment Operations:
Net investment income (2)	0.19		0.40	0.07
Net realized and unrealized gain	0.15		0.30	0.08
Total from investment operations	0.34		0.70	0.15
Dividends and Distributions:
Dividends from net investment income	(0.30)		(0.38)	—
Distributions from realized gains	(0.18)		(0.01)	—
Total dividends and distributions	(0.48)		(0.39)	—
Redemption Fees	—		0.00 **	0.00	**
Net Asset Value, End of Period	$10.32		$10.46	$10.15
Total Return*	3.45%		6.97%	1.50%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$48,014		$4,982	$1,007
Ratio of gross operating expenses to average net assets including interest expense (5)	1.82	% (3)	1.99%	2.01	% (3)
Ratio of gross operating expenses to average net assets excluding interest expense (5)	1.82	% (3)	2.00%	2.01	% (3)
Ratio of net operating expenses to average net assets including interest expense (5)	1.49	% (3)	1.49%	1.49	% (3)
Ratio of net operating expenses to average net assets excluding interest expense (5)	1.49	% (3)	1.49%	1.49	% (3)
Ratio of net investment income (loss) after expense reimbursement to average net assets (5,6)	3.83	% (3)	3.88%	2.30	% (3)
Portfolio Turnover Rate	77	% (4)	111%	37	% (4)

	James Alpha Structured Credit Value
	Class S
	For the		For the	For the
	Six Months Ended		Year Ended	Year Ended
	May 31,		November 30,	November 30,
	2020		2019	2018 (1)
	(Unaudited)
Net Asset Value, Beginning of Period	$10.51		$10.16	$10.00
Income (Loss) from Investment Operations:
Net investment income (2)	0.21		0.43	0.07
Net realized and unrealized gain	0.15		0.31	0.08
Total from investment operations	0.36		0.74	0.15
Dividends and Distributions:
Dividends from net investment income	(0.30)		(0.38)	—
Distributions from realized gains	(0.18)		(0.01)	—
Total dividends and distributions	(0.48)		(0.39)	—
Redemption Fees	—		0.00 **	0.01
Net Asset Value, End of Period	$10.39		$10.51	$10.16
Total Return*	3.63%		7.36%	1.60%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$48,443		$30,209	$34,604
Ratio of gross operating expenses to average net assets including interest expense (5)	1.82	% (3)	1.93%	1.87	% (3)
Ratio of gross operating expenses to average net assets excluding interest expense (5)	1.82	% (3)	1.93%	1.87	% (3)
Ratio of net operating expenses to average net assets including interest expense (5)	1.12	% (3)	1.13%	1.49	% (3)
Ratio of net operating expenses to average net assets excluding interest expense (5)	1.12	% (3)	1.13%	1.49	% (3)
Ratio of net investment income (loss) after expense reimbursement to average net assets (5,6)	4.13	% (3)	4.11%	2.27	% (3)
Portfolio Turnover Rate	77	% (4)	111%	37	% (4)

(1)	Class I and Class S commenced operations on August 14, 2018. Start of performance is August 21, 2018.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the Period.

(3)	Annualized for periods less than one year.

(4)	Not annualized.

(5)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(6)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
Six Months Ended May 31, 2020 (Unaudited)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Saratoga Advantage Trust (the “Trust”) was organized on April 8, 1994, as a Delaware Statutory Trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust commenced investment operations on September 2, 1994. The Trust currently consists of twenty nine series. These financial statements include the following six series: the James Alpha EHS Portfolio; the James Alpha Event Driven Portfolio, the James Alpha Family Office Portfolio, the James Alpha Relative Value Portfolio, the James Alpha Total Hedge Portfolio and the James Alpha Structured Credit Value Portfolio (collectively, the “Portfolios”). James Alpha Advisors, LLC (the “Manager” or “James Alpha Advisors”) serves as the Portfolios’ Advisor. Orange Investment Advisors, LLC serves as James Alpha Structured Credit Value Portfolios Sub-Advisor.

The James Alpha EHS Portfolio; the James Alpha Event Driven Portfolio, the James Alpha Family Office Portfolio, the James Alpha Relative Value Portfolio, James Alpha Total Hedge Portfolio and James Alpha Structured Credit Value Portfolio are diversified portfolios.

Portfolio	Primary Objective
James Alpha EHS	Long-term risk-adjusted returns relative to traditional financial market indices.
James Alpha Event Driven	Long-term risk-adjusted returns relative to traditional financial market indices.
James Alpha Family Office	Total return through capital appreciation and/or income, consistent with a reasonable level of risk, determined by the James Alpha Advisors, LLC.
James Alpha Relative Value	Long-term risk-adjusted returns relative to traditional financial market indices.
James Alpha Total Hedge	Long-term risk adjusted returns relative to traditional financial market indices
James Alpha Structured Credit Value	High level of risk adjusted current income and capital appreciation with a secondary objective of capital preservation.

Currently, all Portfolios offer Class A, Class C, Class I and Class S shares. Class A shares are offered at net asset value plus a maximum sales load of 5.75%. Class C shares are offered subject to a CDSC of 1.00%. Class I and Class S shares are offered at net asset value. Each class represents an interest in the same assets of the applicable Portfolio, and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and the Class S share’s management fee. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. Shares of Class S of the Portfolios are available to investors with accounts in asset allocation and model allocation programs sponsored or maintained by registered investment adviser firms or broker-dealers. Please see the Trust’s prospectuses for additional details.

The following is a summary of significant accounting policies followed by the Portfolios in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

(a) Valuation of Investments

Investment securities listed on a national securities exchange are valued at the last reported sale price on the valuation date. NASDAQ traded securities are valued at the NASDAQ Official Closing Price (NOCP). If there are no such reported sales, the securities are valued at the mean between current bid and ask. Short-term debt securities having a remaining maturity of sixty days or less may be valued at amortized cost or amortized value, which approximates market value. Debt securities may be valued at prices supplied by the Portfolios’ pricing services based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Swap transactions are valued through an independent pricing service or at fair value based on daily price reporting from the swap counterparty issuing the swap. Total return swaps on securities listed on an exchange shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by the Board of Trustees. There is no single standard for determining the fair value of such securities. Rather, in determining the fair value of a security, the board-appointed Fair Valuation Committee shall take into account the relevant factors and surrounding circumstances, a few of which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; and (iii) possible valuation methodologies that could be used to determine the fair value of a security. Foreign currency and Forward currency exchange contracts are valued daily at the London close each day. Investments in foreign countries may involve certain considerations and risks not typically associated with domestic investments, including, but not limited to, the possibility of future political and economic developments and the level of government supervision and regulation of foreign securities markets.

The Portfolios utilize various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Portfolios have the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Portfolios’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

NOTES TO FINANCIAL STATEMENTS
Six Months Ended May 31, 2020 (Unaudited) (Continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of May 31, 2020, for the Portfolios’ assets and liabilities measured at fair value:

James Alpha EHS

Assets*	Level 1	Level 2	Level 3	Total
Common Stock	$13,126	$—	$—	$13,126
Exchange Traded Funds	880,726	—	—	880,726
Exchange Traded Note	696	—	—	696
Open Ended Funds	348,280	—	—	348,280
Short-Term Investments	111,914	—	—	111,914
Total	$1,354,742	$—	$—	$1,354,742
Asset Derivatives
Forward Currency Contracts	$—	$586	$—	$586
Total Assets	$1,354,742	$586	$—	$1,355,328
Liability Derivatives
Forward Currency Contracts	$—	$417	$—	$417
Total Liabilities	$—	$417	$—	$417

James Alpha Event Driven

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$2,394,013	$—	$—	$2,394,013
Exchange Traded Note	784	—	—	784
Open Ended Funds	2,518,788	—	—	2,518,788
Short-Term Investments	264,110	—	—	264,110
Total	$5,177,695	$—	$—	$5,177,695
Asset Derivatives
Forward Currency Contracts	$—	$886	$—	$886
Total Return Swap	—	62,810	—	62,810
Total Assets	$5,177,695	$63,696	$—	$5,241,391
Liability Derivatives
Forward Currency Contracts	$—	$10,571	$—	$10,571
Total Liabilities	$—	$10,571	$—	$10,571

James Alpha Family Office

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$6,042,100	$—	$—	$6,042,100
Exchange Traded Note	60,790	—	—	60,790
Open Ended Funds	388,433	—	—	388,433
Short-Term Investments	62,430	—	—	62,430
Total Assets	$6,553,753	$—	$—	$6,553,753

James Alpha Relative Value

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$2,058,695	$—	$—	$2,058,695
Open Ended Funds	3,259,263	—	—	3,259,263
Short-Term Investments	355,765	—	—	355,765
Total	$5,673,723	$—	$—	$5,673,723
Asset Derivatives
Total Return Swap	$—	$70,545	$—	$70,545
Total Assets	$5,673,723	$70,545	$—	$5,744,268
Liability Derivatives
Forward Currency Contracts	$—	$594	$—	$594
Total Liabilities	$—	$594	$—	$594

NOTES TO FINANCIAL STATEMENTS
Six Months Ended May 31, 2020 (Unaudited) (Continued)

James Alpha Total Hedge

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$6,726,147	$—	$—	$6,726,147
Exchange Traded Notes	4,876	—	—	4,876
Open Ended Funds	3,010,410	—	—	3,010,410
Short-Term Investments	312,506	—	—	312,506
Total	$10,053,939	$—	$—	$10,053,939
Asset Derivatives
Forward Currency Contracts	$—	$434	$—	$434
Total Return Swap	—	15,364	—	15,364
Total Assets	$10,053,939	$15,798	$—	$10,069,737
Liability Derivatives
Forward Currency Contracts	$—	$5,452	$—	$5,452
Total Liabilities	$—	$5,452	$—	$5,452

James Alpha Structured Credit Value

Assets*	Level 1	Level 2	Level 3	Total
Bonds & Notes	$—	$98,519,702	$—	$98,519,702
U.S. Government & Agency Obligations	—	610,633	—	610,633
Private Collateralized Mortgage Obligations	—	1,099,261	—	1,099,261
Short-Term Investments	6,341,953	—	—	6,341,953
Total Assets	$6,341,953	$100,229,596	$—	$106,571,549

There were no level 3 securities held during the year.

*	Refer to the Schedules of Investments for industry or category classifications.

(b) Federal Income Tax

It is each Portfolio’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended November 30, 2017 to November 30, 2019, or expected to be taken in the Funds’ November 30, 2020 year-end tax returns.

The Portfolios recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions in the open tax years of 2017, 2018 and 2019 and expected to be taken in the Portfolios’ 2020 returns, and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. The Portfolios identify its major tax jurisdictions as U.S. Federal, Arizona and foreign jurisdictions where the Portfolios make significant investments. The Portfolios recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the six months ended May 31, 2020, the Portfolios did not incur any interest or penalties.

(c) Security Transactions and Other Income

Security transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are accreted and amortized, over the lives of the respective securities. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

(d) Dividends and Distributions

The following table summarizes each Portfolio’s intended dividend and capital gain declaration policy:

Portfolio	Income Dividends	Capital Gains
James Alpha EHS	Annually	Annually
James Alpha Event Driven	Annually	Annually
James Alpha Family Office	Annually	Annually
James Alpha Relative Value	Annually	Annually
James Alpha Total Hedge	Annually	Annually
James Alpha Structured Credit Value	Monthly*	Annually

*	The Fund changed from Quarterly to Monthly in March 2020.

Each Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are either permanent or temporary in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the net asset accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions of paid-in-surplus or tax return of capital. These reclassifications have no effect on net assets, results from operations or net asset value per share of each Portfolio.

NOTES TO FINANCIAL STATEMENTS
Six Months Ended May 31, 2020 (Unaudited) (Continued)

(e) Allocation of Expenses

Expenses specifically attributable to a particular Portfolio are borne by that Portfolio. Other expenses are allocated to each Portfolio based on its net assets in relation to the total net assets of all the applicable Portfolios of the Trust or another reasonable basis.

(f) Indemnification

The Trust indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Portfolios enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

(g) Other

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Foreign currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the company’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Foreign currency contracts. Certain Portfolios may enter into foreign currency exchange contracts. Because various Portfolios may invest in securities denominated in foreign currencies, they may seek to hedge foreign currency risks by engaging in foreign currency exchange transactions. These may include buying or selling foreign currencies on a spot basis, entering into foreign currency forward contracts, and buying and selling foreign currency options, foreign currency futures, and options on foreign currency futures. Currency exchange rates may fluctuate significantly over short periods and can be subject to unpredictable change based on such factors as political developments and currency controls by foreign governments.

Market Disruptions Risk. The Portfolio is subject to investment and operational risks associated with financial, economic and other global market developments and-disruptions, including the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID 19), which can negatively impact the securities markets and cause the Portfolio to lose value.

The spread of COVID-19 has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Portfolios hold, and may adversely affect the Portfolios’ investments and operations. The transmission of COVID-19 and efforts to contain its spread have resulted in travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations and supply chains, and a reduction in consumer and business spending, as well as general concern and uncertainty that has negatively affected the economy. These disruptions have-led to instability in the marketplace and the jobs market. The impact of COVID - 19 could adversely affect the economies of many nations or the entire global economy, the financial well being and performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways.

The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of the Portfolios’ securities or other assets. Such impacts may adversely affect the performance of the Portfolios.

2.	MANAGEMENT FEE, ADMINISTRATION FEE AND OTHER TRANSACTIONS WITH AFFILIATES

(a) The management fees are payable to the Manager monthly by each Portfolio and are computed daily at the following annual rates of each Portfolio’s average daily net assets: 1.20% for James Alpha Family Office and James Alpha Structured Credit Value; 1.00% for James Alpha EHS, James Alpha Event Driven, James Alpha Relative Value and James Alpha Total Hedge. Saratoga Capital Management, LLC (“SCM”) serves the Portfolios in a supervision capacity with responsibility to monitor the performance of the Portfolios’ outside service providers (other than sub-advisers, if any, which are monitored by the Manager), assist in the review of financial statements and other regulatory filings and board meeting materials related to each Portfolio. Pursuant to the supervision agreement with the Portfolios, the Portfolios pay SCM an annual supervision fee of the greater of $9,000 or 0.10% of the Portfolio’s average daily net assets, payable on a monthly basis, which fee decreases at various asset levels. SCM, a Delaware limited liability company, also acts as investment manager to certain other portfolios of the Saratoga Advantage Trust (the “Saratoga Funds”). Prior to March 1, 2020 the annual supervisory fee minimum was $15,000.

(b) The Trust and the Manager on behalf of the Portfolios, have entered into Excess Expense Agreements (the “Expense Agreements”).

In connection with the Expense Agreements, James Alpha Advisors is currently waiving, all or a portion of its management fees and/or assuming certain other operating expenses of certain Portfolios in order to maintain the expense ratios of each class of the Portfolios at or below predetermined levels (each an “Expense Cap”). The annual expense caps in effect at May 31, 2020, for each portfolio are: 1.74%, 2.49%, 1.49% and 1.12% for Class A, C, I and S shares, respectively, of James Alpha EHS, James Alpha Event Driven, James Alpha Family Office, James Alpha Relative Value, James Alpha Total Hedge and James Alpha Structured Credit Value. Under the terms of the Expense Agreements, the Manager and James Alpha Advisors are permitted to seek reimbursement from the Portfolios, subject to limitations, for fees they waived and Portfolio expenses they paid within three (3) years of the end of the fiscal year in which such fees were waived or expenses paid, as long as the reimbursement does not cause the Portfolio’s operating expenses to exceed (i) the expense cap in place at the time the advisory fees were waived or the expenses were incurred; or (ii) the current expense cap, whichever is less. The Expense Agreement with James Alpha Advisors shall continue through March 31, 2021 for A, C, I and S.

NOTES TO FINANCIAL STATEMENTS
Six Months Ended May 31, 2020 (Unaudited) (Continued)

For the six months ended May 31, 2020, the Manager waived fees of $29,756 for James Alpha EHS, $42,959 for James Alpha Event Driven, $49,426 for James Alpha Family Office, $45,361 for James Alpha Relative Value, $50,660 for James Alpha Total Hedge and $172,100 for James Alpha Structured Credit Value.

The following table shows the available waived expenses and expiration date for each Portfolio subject to potential recovery.

Portfolio	11/30/2020	11/30/2021	11/30/2022
James Alpha EHS	$24,827	$18,206	$63,980
James Alpha Event Driven	20,596	1,307	71,807
James Alpha Family Office	18,048	1,074	69,096
James Alpha Relative Value	23,014	1,524	68,594
James Alpha Total Hedge	30,795	18,473	94,545
James Alpha Structured Credit Value	—	824	194,708

(c) Northern Lights Distributors, LLC (the “Distributor”) is the Trust’s Distributor. The Portfolios have adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) with respect to the sale and distribution of Class A and C shares of the Portfolios. The Plan provides that each Portfolio will pay the Distributor or other entities, including the Manager, a fee, which is accrued daily and paid monthly, at the annual rate of 0.25% of the average daily net assets of Class A shares and 1.00% of the average daily net assets of each of the Portfolios’ Class C shares. A portion of the fee payable pursuant to the Plan, equal to 0.25% of the average daily net assets, is currently characterized as a service fee and it may be paid directly to the Manager, or other entities for providing support services. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts. The aggregate of such service fee payments will not exceed 0.25% of average daily net assets.

For the year ended, May 31, 2020, the Distributor received sales charges on sales of the Portfolios’ Class A shares. In addition, CDSCs were paid to the Manager for Class C shares. The Distributor and the Manager have advised the Portfolios that the approximate amounts are as follows:

Portfolio	Distributor Sales Charges	CDSC’s
	Class A	Class C
James Alpha EHS	—	—
James Alpha Event Driven	—	—
James Alpha Family Office	1,209	—
James Alpha Relative Value	—	—
James Alpha Total Hedge	—	—
James Alpha Structured Credit Value	33,189	4,192

(d) Gemini Fund Services, LLC (“GFS”), an affiliate of Northern Lights Distributors, LLC (the “Distributor”) provides administrative, fund accounting and transfer agency services to the Portfolios pursuant to agreements with the Trust, for which it receives from each Portfolio: (i) a minimum annual fee or basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses.

Pursuant to the terms of the Trust’s Custody Administration Agreement with GFS (the “Custody Administration Agreement”), the Trust pays an asset-based fee in decreasing amounts as Trust assets reach certain breakpoints. The Trust also pays certain transaction fees and out-of-pocket expenses pursuant to the Custody Administration Agreement.

(e) Affiliated Investments — The Funds’ transactions with affiliates represent holdings for which the respective Fund and the underlying investee fund have the same investment advisor or where the investee fund’s investment advisor is under common control with the Fund’s investment advisor. Companies which are affiliates of the Portfolios at May 31, 2020, are noted in the Portfolio’s Schedule of Investments.

							Change in
		Value at			Realized	Dividend	Unrealized	Value at
Portfolio	Affiliated Holding	11/30/19	Purchases	Sales	Gain/(Loss)	Income	Gain/(Loss)	5/31/20
James Alpha EHS	James Alpha Structured Credit Value Portfolio	$562,357	$—	$(225,000)	$2,006	$24,104	$(10,574)	$328,789
James Alpha Event Driven	James Alpha Structured Credit Value Portfolio	990,373	—	(400,000)	3,405	40,358	(18,413)	575,365
James Alpha Relative Value	James Alpha Structured Credit Value Portfolio	3,481,099	437,750	(926,187)	10,329	151,929	(58,946)	2,944,045
James Alpha Total Hedge	James Alpha Structured Credit Value Portfolio	2,871,268	—	(350,000)	9,113	127,436	(42,571)	2,487,810

In addition, certain affiliates of the Distributor provide services to the Trust as follows:

Northern Lights Compliance Services, LLC (“NLCS”) - NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Portfolios.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Trust on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Portfolios.

On February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of Gemini Fund Services, LLC (“GFS”) and its affiliated companies including Northern Lights Distributors, LLC (“NLD”), Northern Lights Compliance Services, LLC (“NLCS”) and Blu Giant, LLC (“Blu Giant”) (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

Certain employees of GFS and NLCS are also officers of the Trust, and are not paid any fees directly by the Trust for serving in such capacity.

NOTES TO FINANCIAL STATEMENTS
Six Months Ended May 31, 2020 (Unaudited) (Continued)

3.       INVESTMENT TRANSACTIONS

(a) For the six months ended May 31, 2020, the cost of purchases and proceeds from sales of investment securities, other than short-term securities, for the Portfolios were as follows:

Portfolio	Purchases	Sales
James Alpha EHS	$926,332	$1,469,950
James Alpha Event Driven	4,052,119	5,501,428
James Alpha Family Office	—	1,165,919
James Alpha Relative Value	3,230,508	3,814,040
James Alpha Total Hedge	5,906,189	5,641,650
James Alpha Structured Credit Value	109,933,692	45,620,574

(b) Other Investment Companies or Exchange Traded Funds – Certain Portfolios may invest up to 100% of their net assets in shares of affiliated and unaffiliated investment companies, including money market mutual funds, other mutual funds or exchange-traded funds (“ETFs”). An ETF generally is an open-end investment company, unit investment trust or a portfolio of securities deposited with a depository in exchange for depository receipts. ETFs provide investors the opportunity to buy or sell throughout the day an entire portfolio of securities in a single security. Although index mutual funds are similar to index-based ETFs, they are generally sold and redeemed only once per day at market close. The ETFs in which a Portfolio invests may be subject to liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the sale of the security at an advantageous time or price. To the extent that the ETFs in which a Portfolio invests hold securities of companies with smaller market capitalizations or securities with substantial market risk, they will have a greater exposure to liquidity risk. In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds that can be found in “Exchange-Traded Funds” below: (1) the market price of the ETF’s shares may trade at a discount to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. Additionally, ETFs have management fees, which increase their cost. In addition to the advisory and operational fees a Portfolio bears directly in connection with its own operation, the Portfolio also bears its pro rata portion of the advisory and operational expenses incurred indirectly through investments in other investment companies.

(c) Swap Agreements – Certain portfolios are subject to equity price risk and/or interest rate risk in the normal course of pursuing their respective investment objectives. The Portfolios may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency), commodity or credit risk. These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.

The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statements of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statements of Assets and Liabilities and may be referred to as upfront payments. The Portfolios amortize upfront payments and/or accrue for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Statements of Operations. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statements of Operations. The Portfolios segregate liquid securities having a value at least equal to the amount of their current obligation under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statements of Assets and Liabilities. The Portfolios’ maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive.

The derivatives are not accounted for as hedging instruments under GAAP. The effect of derivative instruments on the Statements of Assets and Liabilities at May 31, 2020, were as follows:

			Location of derivatives on
			Statements of Assets and	Fair value of asset/liability
Fund	Derivative	Risk Type	Liabilities	derivatives
James Alpha EHS
	Forward Exchange Contracts	Foreign Exchange	Unrealized appreciation on forward currency exchange contracts	$586
			Unrealized depreciation on forward currency exchange contracts	(417)
			Totals	$169
James Alpha Event Driven
	Forward Exchange Contracts	Foreign Exchange	Unrealized appreciation on forward currency exchange contracts	$886
			Unrealized depreciation on forward currency exchange contracts	(10,571)
	Swap Contracts	Equity	Unrealized appreciation on swaps	62,810
			Totals	$53,125
James Alpha Relative Value
	Forward Exchange Contracts	Foreign Exchange	Unrealized depreciation on forward currency exchange contracts	$(594)
	Swap Contracts	Equity	Unrealized appreciation on swaps	70,545
			Totals	$69,951
James Alpha Total Hedge
	Forward Exchange Contracts	Foreign Exchange	Unrealized appreciation on forward currency exchange contracts	$434
			Unrealized depreciation on forward currency exchange contracts	(5,452)
	Swap Contracts	Equity	Unrealized appreciation on swaps	15,364
			Totals	$10,346

NOTES TO FINANCIAL STATEMENTS
Six Months Ended May 31, 2020 (Unaudited) (Continued)

The effect of derivative instruments on the Statements of Operations for the six months ended May 31, 2020, were as follows:

				Realized and unrealized gain
Portfolio	Derivative	Location of gain (loss) on derivatives	Risk Type	(loss) on derivatives
James Alpha EHS
		Forward Contracts
		Net realized gain from investments and foreign currency transactions	Foreign Exchange	$1,633
		Net change in unrealized appreciation on investments and foreign currency transactions
			Foreign Exchange	$284
James Alpha Event Driven
		Swap Contracts
		Net realized loss on swaps
			Equity	$(478,603)
		Net change in unrealized appreciation on swaps
			Equity	$14,620

		Forward Contracts
		Net realized gain from investments and foreign currency transactions	Foreign Exchange	$14,281
		Net change in unrealized depreciation on investments and foreign currency transactions
			Foreign Exchange	$(12,108)
James Alpha Relative Value
		Swap Contracts
		Net realized loss on swaps
			Equity	$(239,773)
		Net change in unrealized appreciation on swaps
			Equity	$34,555

		Forward Contracts
		Net realized gain from investments and foreign currency transactions	Foreign Exchange	$1,575
		Net change in unrealized depreciation on investments and foreign currency transactions
			Foreign Exchange	$(991)
James Alpha Total Hedge
		Swap Contracts
		Net realized loss on swaps
			Equity	$(4)
		Net change in unrealized depreciation on swaps
			Equity	$(59,072)
		Forward Contracts
		Net realized gain from investments and foreign currency transactions	Foreign Exchange	$3,383
		Net change in unrealized depreciation on investments and foreign currency transactions
			Foreign Exchange	$(5,286)

The amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statements of Operations serve as indicators of the volume of derivative activity for the Portfolios.

NOTES TO FINANCIAL STATEMENTS
Six Months Ended May 31, 2020 (Unaudited) (Continued)

The following table presents the Portfolios’ assets and liabilities available for offset under a master netting arrangement net of collateral pledged as of May 31, 2020.

		Gross Amounts not offset in the (Consolidated)
		Statements of Assets and Liabilities
	Gross Amounts Recognized in
	(Consolidated) Statements of	Financial Instruments	Cash Collateral
	Assets and Liabilities	Pledged	Pledged	Net Amount of Assets
EHS
Description of Asset:
Forward Foreign
Currency Contracts	$586	—	$(417)	$169
Total	$586	$—	$(417)	$169
Description of Liability:
Forward Foreign
Currency Contracts	$(417)	$417	$—	$—
	$(417)	$417	$—	$—
Event Driven
Description of Asset:
Forward Foreign
Currency Contracts	$886	—	$(886)	$—
Total Return Swaps	62,810	—	62,810	—
Total	$63,696	$—	$61,924	$—
Description of Liability:
Forward Foreign
Currency Contracts	$(10,571)	$—	$886	$(9,685)
	$(10,571)	$—	$886	$(9,685)
Relative Value
Description of Asset:
Total Return Swaps	$70,545	$—	$70,545	$—
Total	$70,545	$—	$70,545	$—
Description of Liability:
Forward Foreign
Currency Contracts	$(594)	$594	$—	$—
	$(594)	$594	$—	$—
Total Hedge
Description of Asset:
Forward Foreign
Currency Contracts	$434	—	$(434)	$—
Total Return Swaps	15,364	—	15,364	—
Total	$15,798	$—	$14,930	$—
Description of Liability:
Forward Foreign
Currency Contracts	$(5,452)	$—	$434	$(5,018)
	$(5,452)	$—	$434	$(5,018)

NOTES TO FINANCIAL STATEMENTS
Six Months Ended May 31, 2020 (Unaudited) (Continued)

4.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

	Cost for			Tax Net
	Federal Tax	Unrealized	Unrealized	Unrealized
Portfolio	Purposes	Appreciation	Depreciation	App/Dep
James Alpha EHS	$1,446,550	$20,310	$(111,949)	$(91,639)
James Alpha Event Driven	5,461,669	105,486	(336,335)	(230,849)
James Alpha Family Office	6,860,611	147,452	(454,310)	(306,858)
James Alpha Relative Value	5,806,946	140,048	(203,320)	(63,272)
James Alpha Total Hedge	10,459,916	196,046	(591,677)	(395,631)
James Alpha Structured Credit Value	106,986,517	2,372,662	(2,788,358)	(415,696)

5.	AUTHORIZED SHARES OF BENEFICIAL INTEREST AND PAR VALUE PER SHARE

Each Portfolio has unlimited shares of beneficial interest authorized at $0.01 par value per share. For the periods indicated, transactions were as follows:

	Class A Shares			Class C Shares			Class I Shares		Class S Shares
	Year Ended		Year Ended	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31, 2020		November 30, 2019	May 31, 2020		November 30, 2019	May 31, 2020	November 30, 2019	May 31, 2020	November 30, 2019
James Alpha EHS
Issued	—		99	—		—	—	1,178	18,528	101,410
Redeemed	—		(99)	—		—	(55)	(786)	(72,012)	(470,602)
Reinvested from Dividends	0	*	0 *	7		25	499	1,173	2,386	23,925
Net Decrease in Shares	—		—	7		25	444	1,565	(51,098)	(345,267)

James Alpha Event Driven
Issued	—		—	—		—	681	22,267	211,376	387,179
Redeemed	—		—	—		—	(2,949)	(1,935)	(289,999)	(772,834)
Reinvested from Dividends	0	*	0 *	0	*	0 *	4,081	483	41,221	19,703
Net Increase (Decrease) in Shares	—		—	—		—	1,813	20,815	(37,402)	(365,952)

James Alpha Family Office
Issued	2,388		21,534	296		591	339	38,122	75,446	273,025
Redeemed	(1,255)		(1,548)	(64)		(3,301)	(3,680)	(1,488)	(206,419)	(970,792)
Reinvested from Dividends	242		139	9		194	629	500	5,760	26,737
Net Increase (Decrease) in Shares	1,375		20,125	241		(2,516)	(2,712)	37,134	(125,213)	(671,030)

James Alpha Relative Value
Issued	—		—	—		—	743	5,930	222,202	276,520
Redeemed	—		—	—		—	(1,071)	(1,095)	(247,544)	(627,776)
Reinvested from Dividends	0	*	0 *	0	*	0 *	3,248	613	47,999	17,453
Net Increase (Decrease) in Shares	—		—	—		—	2,920	5,448	22,657	(333,803)

James Alpha Total Hedge
Issued	—		—	—		—	4,023	34,021	143,810	344,901
Redeemed	—		(576)	—		—	(1,493)	(7,693)	(139,006)	(646,523)
Reinvested from Dividends	161		114	114		78	18,705	12,834	15,297	18,613
Net Increase in Shares	161		(462)	114		78	21,235	39,162	20,101	(283,009)

James Alpha Structured Credit Value
Issued	592,830		80,502	88,708		161,011	4,752,991	433,322	2,449,924	1,587,325
Redeemed	(52,620)		(42,387)	(42,091)		(21,932)	(633,362)	(66,590)	(727,318)	(2,175,461)
Reinvested from Dividends	6,703		763	4,215		1,460	57,401	10,368	66,901	57,194
Net Increase in Shares	546,913		38,878	50,832		140,539	4,177,030	377,100	1,789,507	(530,942)

*	Less than 1.

NOTES TO FINANCIAL STATEMENTS
Six Months Ended May 31, 2020 (Unaudited) (Continued)

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the years ended November 30, 2019 and November 30, 2018 was as follows:

	For the period ended November 30, 2019:
	Ordinary	Long-Term	Return
Portfolio	Income	Capital Gains	Of Capital	Total
James Alpha EHS	$285,452	$1,461	$—	$286,913
James Alpha Event Driven	230,393	5,437	—	235,830
James Alpha Family Office	307,192	—	—	307,192
James Alpha Relative Value	231,979	1,884	—	233,863
James Alpha Total Hedge	327,487	9,236	—	336,723
James Alpha Structured Credit Value	1,439,797	—	—	1,439,797

	For the period ended November 30, 2018:
	Ordinary	Long-Term	Return
Portfolio	Income	Capital Gains	Of Capital	Total
James Alpha EHS	$24,736	$—	$—	$24,736
James Alpha Event Driven	46,290	—	—	46,290
James Alpha Family Office	32,187	121	—	32,308
James Alpha Relative Value	28,315	—	—	28,315
James Alpha Total Hedge	26,341	—	—	26,341
James Alpha Structured Credit Value	—	—	—	—

As of November 30, 2019, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Portfolio	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
James Alpha EHS	$—	$—	$(4,915)	$(127,725)	$—	$(43,992)	$(176,632)
James Alpha Event Driven	455,390	—	—	—	—	(29,457)	425,933
James Alpha Family Office	—	—	—	(381,098)	—	357,552	(23,546)
James Alpha Relative Value	614,452	—	—	(69,553)	—	32,033	576,932
James Alpha Total Hedge	178,149	—	—	(144,239)	—	(2,484)	31,426
James Alpha Structured Credit Value	1,042,023	42,326	—	—	—	712,551	1,796,900

The difference between book basis and tax basis undistributed net investment income, accumulated net realized gain, and unrealized appreciation/(depreciation) from investments is primarily attributable to the tax deferral of losses on wash sales, mark-to-market on open forward foreign currency contracts, swaps and passive foreign investment companies, and adjustments for partnerships, grantor trusts, and C-Corporation return of capital distributions. The unrealized appreciation/(depreciation) in the table above includes unrealized foreign currency gains (losses) of $(115), $2,423, $396, $264 and $(534) for the James Alpha EHS, James Alpha Event Driven, James Alpha Relative Value Portfolio, James Alpha Total Hedge and the James Alpha Structured Credit Value Portfolio, respectively.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds elected to defer such capital losses as follows:

Post October
Portfolio	Losses
James Alpha EHS	$4,915
James Alpha Event Driven	—
James Alpha Family Office	—
James Alpha Relative Value	—
James Alpha Total Hedge	—
James Alpha Structured Credit Value	—

NOTES TO FINANCIAL STATEMENTS
Six Months Ended May 31, 2020 (Unaudited) (Continued)

At November 30, 2019, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains and capital losses utilized as follows:

	Non-Expiring			CLCF
Portfolio	Short-Term	Long-Term	Total	Utilized
James Alpha EHS	$74,869	$52,856	$127,725	$—
James Alpha Event Driven	—	—	—	20,566
James Alpha Family Office	344,549	36,549	381,098	6,630
James Alpha Relative Value	21,225	48,328	69,553	—
James Alpha Total Hedge	101,262	42,977	144,239	—
James Alpha Structured Credit Value	—	—	—	—

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of non-deductible expenses, the reclassification of Fund distributions, resulted in reclassifications for the Funds for the fiscal year ended November 30, 2019 as follows:

	Paid
	In	Accumulated
Portfolio	Capital	Earnings (Losses)
James Alpha EHS	$(11,206)	$11,206
James Alpha Event Driven	(140)	140
James Alpha Family Office	(9,094)	9,094
James Alpha Relative Value	(3,353)	3,353
James Alpha Total Hedge	—	—
James Alpha Structured Credit Value	—	—

7.	BENEFICIAL OWNERSHIP (Unaudited)

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Portfolio creates a presumption of control of the Portfolio under Section 2(a)(9) of the 1940 Act. As of May 31, 2020, the shareholders that own 25% or more of the voting securities are as follows:

Fund	Shareholder	Ownership %
James Alpha EHS Cl A	James Alpha Management LLC	100.00%
James Alpha EHS Cl C	George & Gloria Kiefer	99.81%
James Alpha EHS Cl I	Denis Nayden	98.44%
James Alpha EHS Cl S	National Financial Services LLC	100.00%
James Alpha Event Driven Cl A	James Alpha Management LLC	100.00%
James Alpha Event Driven Cl C	James Alpha Management LLC	100.00%
James Alpha Event Driven Cl I	Charles Schwab & Co.,Inc.	47.02%
James Alpha Event Driven Cl I	Denis Nayden	52.98%
James Alpha Event Driven Cl S	National Financial Services LLC	100.00%
James Alpha Family Office Cl A	Pershing LLC	40.74%
James Alpha Family Office Cl A	First National Bank	28.76%
James Alpha Family Office Cl C	Jerry Chesser & Carool Chesser	30.01%
James Alpha Family Office Cl C	Johnny Harrison & Billie Harrison	27.78%
James Alpha Family Office Cl I	Charles Schwab & Co.,Inc.	60.77%
James Alpha Family Office Cl I	Denis Nayden	37.53%
James Alpha Family Office Cl S	National Financial Services LLC	100.00%
James Alpha Relative Value Cl A	James Alpha Management LLC	100.00%
James Alpha Relative Value Cl C	James Alpha Management LLC	100.00%
James Alpha Relative Value Cl I	Denis Nayden	81.68%
James Alpha Relative Value Cl S	National Financial Services LLC	100.00%
James Alpha Total Hedge Cl A	Mainstar Trust	65.92%
James Alpha Total Hedge Cl A	First National Bank	34.06%
James Alpha Total Hedge Cl C	Sandra Joanne McNamara	61.23%
James Alpha Total Hedge Cl C	Chizuko Momii	38.75%
James Alpha Total Hedge Cl I	Denis Nayden	93.26%
James Alpha Total Hedge Cl S	National Financial Services LLC	100.00%
James Alpha Structured Credit Value Cl A	LPL Financial	67.78%
James Alpha Structured Credit Value Cl C	Pershing LLC	58.21%
James Alpha Structured Credit Value Cl I	Charles Schwab & Co.,Inc.	37.99%
James Alpha Structured Credit Value Cl I	National Financial Services LLC	30.73%
James Alpha Structured Credit Value Cl S	National Financial Services LLC	53.87%
James Alpha Structured Credit Value Cl S	Mac & Co.	29.27%

NOTES TO FINANCIAL STATEMENTS
Six Months Ended May 31, 2020 (Unaudited) (Continued)

8.	UNDERLYING INVESTMENTS IN OTHER INVESTMENT COMPANIES

The Funds invest in other investment companies. Each underlying fund, including each ETF, is subject to specific risks, depending on the nature of the underlying fund. These risks could include liquidity risk, sector risk, foreign and related currency risk and high yield risk. Investors in the Funds will indirectly bear fees and expenses charged by the underlying investment companies in which the Funds invest in addition to the Funds’ direct fees and expenses. All the Funds may invest in investment companies. Such investments would subject the Funds to similar risks.

The performance of the Relative Value Fund will be directly affected by the performance of the James Alpha Structured Credit Value Portfolio. The financial statements of these Funds, including the portfolio of investments, can be found at the Securities and Exchange Commission’s (“SEC”) website www.sec.gov and should be read in conjunction with the James Alpha Relative Value Fund’s financial statements. As of May 31, 2020, the percentage of the James Alpha Relative Value Fund invested in the James Alpha Structured Credit Value Portfolio was 48.5%.

9.	NEW ACCOUNTING PRONOUNCEMENTS

In March 2017, the FASB issued ASU No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. These amendments have been adopted with these financial statements.

10.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

SUPPLEMENTAL INFORMATION (Unaudited)

Shareholders of funds will pay ongoing expenses, such as advisory fees, distribution and services fees (12b-1 fees), and other fund expenses. The following examples are intended to help the shareholder understand the ongoing cost (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges (CDSCs) on redemptions.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2019 through May 31, 2020.

Actual Expenses: The first table provides information about actual account values and actual expenses. The shareholder may use the information in this line, together with the amount invested, to estimate the expenses that would be paid over the period. Simply divide account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid” to estimate the expenses paid on the account during the period.

	Beginning Account	Ending Account	Expense Paid	Expense Ratio
	Value - 12/01/2019	Value - 5/31/2020	12/01/2019-5/31/2020*	[Annualized]
Actual Expenses
James Alpha EHS - Class A	$1,000.00	$961.00	$8.51	1.74%
James Alpha EHS - Class C	1,000.00	957.30	12.19	2.49%
James Alpha EHS - Class I	1,000.00	961.00	7.30	1.49%
James Alpha EHS - Class S	1,000.00	963.10	5.50	1.12%
James Alpha Event Driven – Class A	1,000.00	877.20	8.14	1.74%
James Alpha Event Driven – Class C	1,000.00	877.20	11.69	2.49%
James Alpha Event Driven – Class I	1,000.00	877.20	6.99	1.49%
James Alpha Event Driven – Class S	1,000.00	878.80	5.26	1.12%
James Alpha Family Office - Class A	1,000.00	931.40	8.40	1.74%
James Alpha Family Office - Class C	1,000.00	927.00	12.00	2.49%
James Alpha Family Office - Class I	1,000.00	931.50	7.19	1.49%
James Alpha Family Office - Class S	1,000.00	934.00	5.42	1.12%
James Alpha Relative Value - Class A	1,000.00	938.40	8.44	1.74%
James Alpha Relative Value - Class C	1,000.00	938.40	12.07	2.49%
James Alpha Relative Value - Class I	1,000.00	938.40	7.22	1.49%
James Alpha Relative Value - Class S	1,000.00	939.70	5.43	1.12%
James Alpha Total Hedge - Class A	1,000.00	953.70	8.50	1.74%
James Alpha Total Hedge - Class C	1,000.00	950.30	12.14	2.49%
James Alpha Total Hedge - Class I	1,000.00	955.30	7.28	1.49%
James Alpha Total Hedge - Class S	1,000.00	956.40	5.48	1.12%
James Alpha Structured Credit Value - Class A	1,000.00	1,033.50	8.85	1.74%
James Alpha Structured Credit Value - Class C	1,000.00	1,028.50	12.63	2.49%
James Alpha Structured Credit Value - Class I	1,000.00	1,034.50	7.58	1.49%
James Alpha Structured Credit Value - Class S	1,000.00	1,036.30	5.70	1.12%

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

Hypothetical Examples for Comparison Purposes: The second table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid for the period. This information may be used to compare the ongoing costs of investing in the fund and other mutual funds. To do so, a shareholder would compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

	Beginning Account	Ending Account	Expense Paid	Expense Ratio
Hypothetical	Value - 12/01/2019	Value - 5/31/2020	12/01/2019-5/31/2020*	[Annualized]
[5% Return Before Expenses]
James Alpha EHS - Class A	$1,000.00	$1,016.32	$8.75	1.74%
James Alpha EHS - Class C	1,000.00	1,012.55	12.53	2.49%
James Alpha EHS - Class I	1,000.00	1,017.55	7.52	1.49%
James Alpha EHS - Class S	1,000.00	1,019.40	5.65	1.12%
James Alpha Event Driven – Class A	1,000.00	1,016.32	8.75	1.74%
James Alpha Event Driven – Class C	1,000.00	1,012.55	12.53	2.49%
James Alpha Event Driven – Class I	1,000.00	1,017.55	7.52	1.49%
James Alpha Event Driven – Class S	1,000.00	1,019.40	5.65	1.12%
James Alpha Family Office - Class A	1,000.00	1,016.30	8.77	1.74%
James Alpha Family Office - Class C	1,000.00	1,012.55	12.53	2.49%
James Alpha Family Office - Class I	1,000.00	1,017.55	7.52	1.49%
James Alpha Family Office - Class S	1,000.00	1,019.40	5.65	1.12%
James Alpha Relative Value - Class A	1,000.00	1,016.29	8.78	1.74%
James Alpha Relative Value - Class C	1,000.00	1,012.55	12.53	2.49%
James Alpha Relative Value - Class I	1,000.00	1,017.55	7.52	1.49%
James Alpha Relative Value - Class S	1,000.00	1,019.40	5.65	1.12%
James Alpha Total Hedge - Class A	1,000.00	1,016.30	8.77	1.74%
James Alpha Total Hedge - Class C	1,000.00	1,012.55	12.53	2.49%
James Alpha Total Hedge - Class I	1,000.00	1,017.55	7.52	1.49%
James Alpha Total Hedge - Class S	1,000.00	1,019.40	5.65	1.12%
James Alpha Structured Credit Value - Class A	1,000.00	1,016.30	8.77	1.74%
James Alpha Structured Credit Value - Class C	1,000.00	1,012.55	12.53	2.49%
James Alpha Structured Credit Value - Class I	1,000.00	1,017.55	7.52	1.49%
James Alpha Structured Credit Value - Class S	1,000.00	1,019.40	5.65	1.12%

*	Expenses are equal to the Funds annualized expense ratio multiplies by the number of days in the period (183) divided by the number of days in the fiscal year (366).

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Board of Trustees (the “Board”) Meeting of April 15, 2020

The Independent Trustees discussed the information received respecting (i) the nature, quality and scope of services provided by James Alpha, and the Investment Adviser to the James Alpha Structured Credit Value Portfolio; (ii) the investment performance of the James Alpha Family Office Portfolio, James Alpha EHS Portfolio, James Alpha Total Hedge Portfolio, James Alpha Event Driven Portfolio, James Alpha Relative Value Portfolio, and James Alpha Structured Credit Value Portfolio (the “Portfolios”) relative to comparable funds; (iii) the costs of services provided and profits realized by James Alpha; (iv) fees and expenses relative to other comparable funds; (v) the extent to which economies of scale are realized as the Portfolios grow and whether fee levels appropriately reflect economies of scale; and (vi) benefits realized by James Alpha from its relationship with the Portfolios.

The Independent Trustees received a memorandum from their independent legal counsel describing their duties in connection with advisory contract approvals and discussing the factors to be considered by the Board.

Nature, Quality and Scope of Services

The Trustees evaluated the nature, quality and scope of services provided by James Alpha. Among other things, the Trustees considered the investment process utilized, the quality of key investment personnel and the resources devoted to the investment management functions. The Trustees concluded that the nature and extent of the services provided by James Alpha to the Portfolios were necessary or the conduct of the business and investment activities of the Portfolios. The Trustees also concluded that the overall quality of services provided were satisfactory.

Comparative Performance

The performance of each of the Portfolios was compared to a Morningstar Index of funds with investment objectives similar to that of the applicable Portfolio (each, a “benchmark”). Performance was compared over various time periods with an emphasis on longer term performance. The conclusions of the Trustees were as follows:

JamesAlpha Family Office Portfolio: The Trustees noted that James Alpha became the Adviser to the Portfolio in June 2017 and that since then through February 29, 2020 the Portfolio had outperformed its benchmark. Upon consideration of all factors deemed relevant, the Trustees determined that the performance of the Portfolio was acceptable.

James Alpha EHS Portfolio: The Trustees noted that James Alpha became the Adviser to the Portfolio in August 2017 and that since then through February 29, 2020 the Portfolio had outperformed its benchmark. Upon consideration of all factors deemed relevant, the Trustees determined that the performance of the Portfolio was acceptable.

James Alpha Total Hedge Portfolio: The Trustees noted that James Alpha became the Adviser to the Portfolio in June 2017 and that since then through February 29, 2020 the Portfolio had outperformed its benchmark. Upon consideration of all factors deemed relevant, the Trustees determined that the performance of the Portfolio was acceptable.

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

James Alpha Event Driven Portfolio: The Trustees noted that James Alpha became the Adviser to the Portfolio in August 2017 and that since then through February 29, 2020 the Portfolio had outperformed its benchmark. Upon consideration of all factors deemed relevant, the Trustees determined that the performance of the Portfolio was acceptable.

JamesAlpha Relative Value Portfolio: The Trustees noted that James Alpha became the Adviser to the Portfolio in August 2017 and that since then through February 29, 2020 the Portfolio had outperformed its benchmark. Upon consideration of all factors deemed relevant, the Trustees determined that the performance of the Portfolio was acceptable.

James Alpha Structured Credit Value Portfolio: The Trustees noted that James Alpha became the Adviser to the Portfolio in August 2018 and that the same Sub-adviser has been managing the Portfolio since then. The Trustees concluded that it is too soon for a meaningful evaluation of the Sub-adviser’s performance.

Fees Relative to Comparable Funds

The Trustees reviewed the Management Fee rate for each Portfolio and noted the following: (i) fee rates for James Alpha Event Driven, James Alpha Total Hedge, James Alpha Relative Value and James Alpha EHS Portfolios were slightly lower than the average of comparable funds; and (ii) the fee rates for the James Alpha Family Office Portfolio and James Alpha Structured Credit Value Portfolio were higher than the average of comparable funds.

The Trustees noted that most of the Portfolios were considerably smaller than many of the funds in the comparison group and considered, with respect to each Portfolio, the adverse impact of the relatively small sizes of the Portfolios on the costs and profitability of JamesAlpha. The Trustees also noted that expense caps are in effect for the Portfolios managed by James Alpha. The Trustees evaluated the impact of these expense caps on the net fees received by James Alpha. The Trustees concluded, based on the foregoing, that the Management Fee rate with respect to each of the Portfolios was not excessive relative to comparable funds.

The Trustees also evaluated the reasonableness of the fee split between James Alpha and the Investment Adviser to the James Alpha Structured Credit Value Portfolio. In this regard, they considered the nature and scope of the services provided by James Alpha, including: (i) ongoing monitoring of portfolio performance, (ii) responding to questions from brokers and investment advisers, and (iii) research of Investment Advisers and potential replacement advisers to present to the Trustees for their consideration. The Trustees also took note of James Alpha’s representation that with respect to the more complex portfolios, these services are generally more time consuming.

Economies of Scale

The Trustees noted the views of James Alpha that at their current sizes the Portfolios do not realize economies of scale.

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Profitability of Investment Manager

The Trustees reviewed the profitability data that had been provided by James Alpha. The Trustees noted that the provision of services under the Management Agreements had resulted in an overall profit to James Alpha as reflected in the Board materials and determined that the profits earned by James Alpha were reasonable in light of the nature and quality of the service provided to the applicable Portfolio. The Trustees considered the financial viability of James Alpha and their ability to continue to provide high quality services and concluded that James Alpha continues to be capable of and committed to providing high quality services.

Other Benefits

The Trustees considered the benefits obtained by James Alpha and the Investment Adviser to the James Alpha Structured Credit Value Portfolio from their relationship with the Trust. They noted, in this regard, that James Alpha and the Investment Adviser do not have soft dollar arrangements.

Conclusion

Based on the foregoing and such other factors as they deemed relevant, the Independent Trustees determined that continuation of the Management Agreements for each of the Portfolios and the Advisory Agreement for the James Alpha Structured Credit Value Portfolio is in the best interests of the Portfolios and the shareholders.

Rev July 2011

FACTS	WHAT DOES THE SARATOGA ADVANTAGE TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number and wire transfer instructions

● account transactions and transaction history

● investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons The Saratoga Advantage Trust (“The Trust”) choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does The Trust share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-807-FUND

Who we are
Who is providing this notice?	The Saratoga Advantage Trust
What we do
How does The Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you.

How does The Trust collect my personal information?

We collect your personal information, for example, when you

●    open an account or deposit money

●    direct us to buy securities or direct us to sell your securities

●    seek information about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes—information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for non-affiliates to market to you

●    State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Our affiliates include financial companies such as Saratoga Capital Management, LLC.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Trust does not share your personal information with nonaffiliates so they can market you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Trust does not jointly market.

How to Obtain Proxy Voting Information

Information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Portfolios use to determine how to vote proxies is available without charge, upon request, by calling 1-888-672-4839 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

Funds file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at www.sec.gov.

Item 2. Code of Ethics. Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert. Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services. Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None.

Item 11. Controls and Procedures.

(a)       Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)       Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-Ended Management Investment Companies.

Not applicable

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certification(s) required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable.

(b) Certification(s) required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Saratoga Advantage Trust

By (Signature and Title)

* /s/ Bruce E. Ventimiglia

Bruce E. Ventimiglia, President and Chief Executive Officer

Date 8/6/20

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

* /s/ Jonathan W. Ventimiglia Jonathan W. Ventimiglia, Vice President, Assistant Secretary, Treasurer and Chief Financial Officer

Date 8/6/20

By (Signature and Title)

* /s/ Bruce E. Ventimiglia

Bruce E. Ventimiglia, President and Chief Executive Officer

Date 8/6/20

* Print the name and title of each signing officer under his or her signature.